As filed with the Securities and Exchange Commission on July 21, 2016

Securities Act File No. 333-191307

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☑
(Check appropriate box or boxes)
Pre-Effective Amendment No. 5
Post-Effective Amendment No.

GSV CAPITAL CORP.

(Exact name of Registrant as specified in charter)

2925 Woodside Road
Woodside, CA 94062

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (650) 235-4769

Michael T. Moe
Chief Executive Officer
GSV Capital Corp.
2925 Woodside Road
Woodside, CA 94062

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm
Stephani M. Hildebrandt
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(7)(8)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Debt Securities(4)
Warrants(5)
Total(6)	$400,000,000	$54,560

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $400,000,000.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $400,000,000.
(7)	Prior to the initial filing of this registration statement, $137,875,000 aggregate principal amount of securities remained registered and unsold pursuant to Registration Statement No. 333-180416 (the “Prior Registration Statement”), which was initially filed by the Registrant on March 28, 2012. Pursuant to Rule 457(p), $15,800 of the total filing fee of $54,560 required in connection with the initial registration of $400,000,000 aggregate principal amount of securities under this registration statement was offset against the $15,800 filing fee associated with the unsold securities registered under the Prior Registration Statement, and an additional $38,760 was paid in connection herewith. The shares from the Prior Registration Statement to which such fee relates are being carried forward pursuant to Rule 415(a)(6) under the Securities Act of 1933.
(8)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 21, 2016

PROSPECTUS

$400,000,000

GSV Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We may also invest on an opportunistic basis in select publicly traded equity securities of what we believe to be rapidly growing companies that otherwise meet our investment criteria. We acquire our investments through secondary marketplaces for private companies, negotiations with selling stockholders and direct investments in prospective portfolio companies. Our investment activities are managed by GSV Asset Management, LLC. GSV Capital Service Company, LLC provides the administrative services necessary for us to operate.

We elected to be treated as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs.

We seek to deploy capital primarily in the form of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a high equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than common stock and are generally convertible into common stock at our discretion. Our investments generally do not produce current income and therefore we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available. We will seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies.

We may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit. In addition, even if we seek and obtain stockholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.” As of March 31, 2016, our net asset value was approximately $10.96 per share. On July 20, 2016 the last reported sales price on the Nasdaq Capital Market for our common stock was $5.73 per share.

This prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us by mail at 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769 or on our website at http://www.gsvcap.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 18 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is            , 2016.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on such terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of such offering. In particular, such prospectus supplement will include updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that will be tailored to address the pertinent market and other conditions that are prevalent at the time of such offering. Such disclosure will include, for example, the per share dollar amount of dilution, if any, that investors in such offering will incur. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the accompanying prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Summary,” “Risk Factors” and “Available Information” before you make an investment decision.

You should rely on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, and any accompanying prospectus supplement, does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus or any accompanying prospectus supplement. We will amend or supplement this prospectus and any accompanying prospectus supplement in the event of any material change to the information contained herein or therein during any applicable distribution period.

SUMMARY

This summary, including the Risk Factors summary beginning on page 3, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” beginning on page 18 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “GSV Capital” refer to GSV Capital Corp. In addition, the terms “GSV Asset Management” or “investment adviser” refers to GSV Asset Management, LLC, and “GSV Capital Service Company” or the “administrator” refers to GSV Capital Service Company, LLC.

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe are rapidly growing venture- capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary market places for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is based on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than common stock and are generally convertible into common stock at our discretion.

We seek to create a low-turnover portfolio that includes investments in companies representing a broad range of investment themes.

Convertible Senior Notes

On September 17, 2013, we issued $69,000,000 aggregate principal amount of convertible senior notes due 2018 (the “the Convertible Senior Notes”) (including $9,000,000 aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, are payable semi-annually and mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the Convertible Senior Notes prior to maturity. The Convertible Senior Notes are convertible into shares of our common stock based on a conversion rate of 82.7567 shares of common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.08 per share of common stock. As of March 31, 2016, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of our common stock.

The Convertible Senior Notes are our senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the interest escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by our subsidiaries. See “Note 9 — Long Term Liabilities” to our consolidated financial statements for the period ended March 31, 2016.

Credit Facility

We entered into a loan and security agreement (the “Loan Agreement”), effective December 31, 2013, with Silicon Valley Bank to provide us with an $18 million senior secured credit facility (the “Credit Facility”). Under the Credit Facility, we are permitted to borrow an amount equal to the lesser of $18 million or 20% of our then-current net asset value. Our net asset value was $243,061,881 as of March 31, 2016.

The Credit Facility matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0%. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the Loan Agreement, we have made certain customary representations and warranties and we are required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. As of March 31, 2016, we had no borrowings outstanding under the Credit Facility.

The Credit Facility is secured by all of our property and assets, except for our assets pledged to secure certain obligations in connection with our issuance of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by us of convertible senior notes on substantially similar terms.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act. In addition, under the Loan Agreement, and as provided for therein, we have agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of our then-applicable net asset value. See “Note 9 — Long Term Liabilities” to our consolidated financial statements for the period ended March 31, 2016.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in GSV Capital involves other risks, including the following:

•	Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments;
•	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value;
•	The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any;
•	Our portfolio is concentrated in a limited number of portfolio companies or market sectors, which subjects us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn;
•	Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected;
•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility;

•	We are dependent upon GSV Asset Management’s senior investment professionals for our future success. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed;
•	We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;
•	Since inception, we have experienced substantial negative cash flow from operations which we may continue to experience in the future;
•	There are significant potential risks relating to investing in securities traded on private secondary marketplaces;
•	Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so;
•	There are significant potential risks associated with investing in venture capital companies with complex capital structures;
•	Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations;
•	Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on our business, financial condition and results of operations;
•	Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
•	We operate in a highly competitive market for direct equity investment opportunities;
•	The incentive fee may induce GSV Asset Management to make speculative investments;
•	Borrowings, such as the Convertible Senior Notes or the Credit Facility, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;
•	Our use of borrowed funds to make investments exposes us to risks typically associated with leverage;
•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;
•	Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage;
•	In addition to regulatory requirements that restrict our ability to raise capital, the Convertible Senior Notes contain various covenants which, if not complied with, could require us to repurchase the Convertible Senior Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends;
•	We have experienced a substantial increase in operating expenses as a result of our use of leverage and may continue to do so in the future;
•	We have qualified and elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. We were, however, taxed as a regular corporation (a “C corporation”) under subchapter C of the Code, for our 2013 and 2012 taxable years. See “Material U.S. Federal Income Tax Considerations”;

•	In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when our investment adviser would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs;
•	We incur significant costs as a result of being a publicly traded company;
•	Our common stock price may be volatile and may decrease substantially;
•	Shares of our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value;
•	There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income; and
•	Our stockholders may experience dilution upon the conversion of our Convertible Senior Notes.

See “Risk Factors” beginning on page 18 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GSV Asset Management is led by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe is assisted by William Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary and Mark W. Flynn, our President, to all of whom, along with Luben Pampoulov and Matthew Hanson, partners of GSV Asset Management, we refer collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.

We believe we benefit from the ability of our investment adviser’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Management” and “Portfolio Management” for more information about GSV Asset Management’s senior investment professionals. Our investment adviser’s senior investment professionals have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under an investment advisory agreement (the “Investment Advisory Agreement”) consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage in the future because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness.

Investment Opportunity

We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, we believe that the initial public offering (“IPO”) markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.

Investment Strategy

We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four P’s”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.  We seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases.  We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately-held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that GSV Asset Management’s investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

•	Create access to a varied investment portfolio. We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

•	Experienced team of investment professionals. Our investment adviser’s senior investment professionals and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture-capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management, including its senior investment professionals, are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s senior investment professionals have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture-capital-backed emerging companies. The transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will serve our goal to complete equity transactions in compelling private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed as a Maryland corporation and is an externally managed, non-diversified closed-end management investment company. We completed our IPO in May 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We elected to be treated as a RIC under the Code for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement (the “Administration Agreement”), under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred.

Our Corporate Information

Our principal office is located at 2925 Woodside Road, Woodside, CA 94062, and our telephone number is (650) 235-4769.

OFFERINGS

We may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering and set forth in one or more supplements to this prospectus.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to invest the net proceeds from the sale of our securities pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of any such net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of such offering. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
Nasdaq Capital Market symbol
Our common stock is listed on the Nasdaq Capital Market under the symbol “GSVC.”
Distributions
The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.
Taxation
We elected to be treated as a RIC under the Code for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage because our management fee is based on our gross assets, including borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness.
Administration Agreement
We reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse GSV Capital Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Additionally, GSV Capital Service Company may outsource some of its duties. Pursuant to its obligations under the Administration Agreement, GSV Capital Service Company has retained Carl Rizzo of Alaric Compliance Services LLC to serve as our Chief Compliance Officer. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. See “Administration Agreement.”
Leverage
We borrow for investment purposes and as a result are exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, GSV Asset Management, will be borne by our security holders.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement
We have entered into a license agreement with GSV Asset Management, pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Capital Stock.”
Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.” We invest in rapidly growing venture- capital-backed emerging companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “GSV Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in GSV Capital Corp., however, your responsibility for such fees or expenses is limited to your investment in GSV Capital Corp. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	(1)
Offering expenses (as a percentage of offering price)	(2)
Dividend reinvestment plan expenses	(3)
Total stockholder transaction expenses (as a percentage of offering price)	(4)
Annual expenses (as a percentage of net assets attributable to common stock):(9)
Base management fee	2.74	%(5)
Incentive fees payable under the Investment Advisory Agreement (20%)	3.65	%(6)
Interest payments on borrowed funds	1.41	%(7)
Other expenses	2.29	%(8)
Total annual expenses	10.09	%(10)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.”
(4)	The total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Reflects the estimated base management fee that we will pay, calculated at an annual rate of 2.0% of the value of our estimated gross assets for the 12 months ending March 31, 2017. See “Investment Advisory Agreement.”
(6)	The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle” of 8.00% per year, and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.” For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. For the three months ended March 31, 2016, we had a reversal of incentive fees of $5,118,584, resulting in a total of $12,195,980 of accrued incentive fees as of March 31, 2016. Historically, option (ii) above has resulted in lower accrued incentive fees than option (i). As such, we have projected incentive fees of $9.4 million for the twelve months ending March 31, 2017 based upon an assumed return of 8.0% on our $325.3 million of portfolio investments as of March 31, 2016.

(7)	We have assumed that we have $69 million of outstanding borrowings at an annual interest rate of 5.25%, which reflects our outstanding Convertible Senior Notes as of March 31, 2016. As of March 31, 2016, our Convertible Senior Notes payable balance on our Condensed Consolidated Statements of Assets and Liabilities was $66,863,075 due to the amortization of the fair value of the embedded derivative as of September 17, 2013, as well as the deduction of deferred debt issuance costs. Refer to the reconciliation table below. In addition, we have included in our calculation of “Interest payments on borrowed funds” the 1.0% annual fee charged under the Loan Agreement for the Credit Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.”

March 31, 2016
(Unaudited)
Aggregate principal of Convertible Senior Notes	$69,000,000
Less amortization of embedded derivative discount	(368,735)
Direct deduction of deferred debt issuance costs	(1,768,190)
Convertible Senior Notes payable 5.25% due September 15, 2018	$66,863,075
(8)	“Other expenses,” which we calculate to equal $5,896,121 are based upon estimates for the twelve months ending March 31, 2017. These expenses include certain expenses allocated to us under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments.
(9)	Net assets attributable to common stock, which we calculate to equal $257,158,416, reflect our March 31, 2016 net asset value increased to reflect an assumed annual return of 8.0% on our $325.3 million of portfolio investments as of March 31, 2016.
(10)	Total annual expenses are presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 7 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$64	$189	$311	$599

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. As the incentive fee under the Investment Advisory Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. The selected financial data as of and for the year ended December 31, 2015 have been derived from financial statements that have been audited by Deloitte & Touche LLP. The selected financial data as of and for the years ended December 31, 2014, December 31, 2013, December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011 have been derived from financial statements that have been audited by Grant Thornton LLP. The quarterly financial information was derived from our unaudited financial statements and, in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Historical data is not necessarily indicative of the results to be expected for any future period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	As of and for the three months ended		As of and for the year ended December 31, 2015	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013	As of and for the year ended December 31, 2012	As of and for the period from January 6, 2011 (date of inception) to December 31, 2011
	March 31, 2016	March 31, 2015
Income Statement Data:
Total investment income	$102,652	$59,024	$290,896	$185,946	$48,951	$248,077	$162,328
Total operating expenses	(444,355)	12,852,430	26,978,235	21,775,939	22,083,875	8,530,958	2,196,192
(Provision)/Benefit for taxes on net investment loss	—	5,223,611	(21,969,370)	8,810,102	13,159,268	—	—
Net investment income/(loss)	547,007	(7,569,795)	(48,656,709)	(12,779,891)	(8,875,656)	(8,282,881)	(2,033,864)
Net realized gain/(loss) on investments	(6,075,070)	13,218,403	54,144,229	23,926,124	(21,706,021)	(1,380,519)	—
(Provision)/Benefit for taxes on net realized capital gains/losses	—	(5,397,074)	342,802	(9,769,036)	9,426,234	—	—
Net change in unrealized appreciation/ (depreciation) of investments	(19,421,001)	27,784,081	(13,422,245)	(5,811,797)	87,445,149	(10,170,850)	(1,579,800)
(Provision)/Benefit for taxes on unrealized appreciation/deprecation of investments	—	(11,370,993)	16,058,080	2,371,829	(30,906,063)	—	—
Net increase/(decrease) in net assets resulting from operations	(24,949,064)	16,664,622	8,466,157	(2,062,771)	35,383,643	(19,834,250)	(3,613,664)
Per Common Share Data:
Net increase/(decrease) in net assets resulting from operations per average share:
Basic	$(1.12)	$0.86	$0.44	$(0.11)	$1.83	$(1.23)	$(1.07)
Diluted	(1.12)	0.73	0.44	(0.11)	1.78	(1.23)	(1.07)
Weighted-Average Common Shares:(2)
Basic	22,181,003	19,320,100	19,327,938	19,320,100	19,320,100	16,096,330	3,377,429
Diluted	22,181,003	23,564,228	19,327,938	19,320,100	20,541,014	16,096,330	3,377,429
Net asset value per share(3)	$10.96	$15.66	$12.08	$14.80	$14.91	$13.07	$12.95
Market price at period-end	$5.60	$9.80	$9.37	$8.63	$12.09	$8.43	$13.95
Distributions declared	—	—	$2.76	—	—	—	—
Shares outstanding at period-end	22,181,003	19,320,100	22,181,003	19,320,100	19,320,100	19,320,100	5,520,100
Balance Sheet Data:
Total assets(1)(4)	$362,322,675	$516,031,543	$397,843,071	$482,979,027	$374,569,437	$253,130,728	$91,798,242
Convertible Senior Notes embedded derivative liability	—	1,000	—	1,000	799,000	—	—
Convertible Senior Notes payable 5.25% due September 15, 2018(4)	66,863,075	66,005,119	66,649,047	65,795,284	64,957,174	—	—
Total liabilities(4)	119,260,794	213,463,248	129,832,126	197,075,354	86,602,993	547,927	20,294,994
Total net assets	243,061,881	302,568,295	268,010,945	285,903,673	287,966,444	252,582,801	71,503,248

(1)	During each of the years ended December 31, 2013 and 2012, and for the period from January 6, 2011 (date of inception) to December, 31 2011, total assets increased due to the issuance of Convertible Senior Notes in September 2013 as well as multiple equity offerings. During the year ended December 31, 2014, total assets increased due to the purchase of a United States Treasury Bill on margin. During the year ended December 31, 2015, total assets decreased due to a declared dividend, which was paid on December 31, 2015. Refer to Note 4 to the consolidated financial statements for further details.
(2)	Weighted-average common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 were calculated starting from the issuance of 100 shares as of February 28, 2011.
(3)	Net asset value per share is based on weighted-average basic shares outstanding for the period.
(4)	Deferred debt issuance costs of $2,489,659 as of March 31, 2015, and $1,947,572, $2,667,069 and $3,378,121, as of December 31, 2015, 2014 and 2013, respectively, related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of March 31, 2015 and December 31, 2015, 2014 and 2013. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards,” as well as “Note 9 — Long Term Liabilities” of the condensed consolidated financial statements as of March 31, 2016 and the consolidated financial statements as of December 31, 2015 included in this registration statement for further detail.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for each quarter in the fiscal years ended December 31, 2015 and 2014 and for the three months ended March 31, 2016. This quarterly financial information was derived from our unaudited financial statements, and in the opinion of management reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

Quarter Ended March 31, 2016
Total Investment Income	$102,652
Total Operating Expenses	(444,355)
(Provision)/Benefit for Taxes on Net Investment Loss	—
Net Investment Income/(Loss)	547,007
Net Realized Gain/(Loss) on Investments	(6,075,070)
(Provision)/Benefit for Taxes on Net Realized Capital Gains	—
Net Change in Unrealized Appreciation/ (Depreciation) of Investments	(19,421,001)
(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	(24,949,064)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	(1.12)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	(1.12)
Weighted Average Common Shares Outstanding – Basic	22,181,003
Weighted Average Common Shares Outstanding – Diluted	22,181,003

	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015	Quarter Ended December 31, 2015
Total Investment Income	$59,024	$123,891	$39,363	$68,618
Total Operating Expenses	12,852,430	6,233,424	6,239,277	1,653,104
(Provision)/Benefit for Taxes on Net Investment Loss	5,223,611	2,494,459	(26,583,935)	(3,103,505)
Net Investment Loss	(7,569,795)	(3,615,074)	(32,783,849)	(4,687,991)
Net Realized Gain/(Loss) on Investments	13,218,403	13,636,614	27,289,816	(604)
(Provision)/Benefit for Taxes on Net Realized Capital Gain	(5,397,074)	(5,567,830)	11,307,706	—
Net Change in Unrealized Appreciation/ (Depreciation) on Investments	27,784,081	(5,744,399)	(21,981,668)	(13,480,259)
(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments	(11,370,993)	2,372,190	25,020,686	36,197
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,664,622	1,081,501	8,852,691	(18,132,657)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	0.86	0.06	0.45	(0.94)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	0.73	0.06	0.42	(0.94)
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,351,197
Weighted Average Common Shares Outstanding – Diluted	23,564,228	19,320,100	23,564,228	19,351,197

	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014
Total Investment Income	$40,815	$97,033	$21,971	$26,127
Net Investment Loss	(2,794,814)	(3,419,149)	(4,881,287)	(1,684,641)
Net Realized and Unrealized Gains/(Losses)	4,858,066	4,223,159	18,421,499	(9,388,397)
Net Increase/(Decrease) in Net Assets from Operations	79,704	(920,306)	6,018,713	(7,240,882)
Net Investment Loss per common share – basic	(0.14)	(0.18)	(0.25)	(0.09)
Net Investment Loss per common share – diluted	(0.14)	(0.18)	(0.21)	(0.09)
Net Realized and Unrealized Gains/(Losses) per common share – basic	0.25	0.22	0.95	(0.49)
Net Realized and Unrealized Gains/(Losses) per common share – diluted	0.25	0.22	0.78	(0.49)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	(0.00)	(0.05)	0.31	(0.37)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	(0.00)	(0.05)	0.30	(0.37)
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,320,100
Weighted Average Common Shares Outstanding – Diluted	19,320,100	19,320,100	23,564,228	19,320,100

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Although the risks described below represent the material risks associated with investments in our securities, specifically, the risks associated with investing in a business development company, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to GSV Capital Corp.’s, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related To Our Investments

Our investments in the rapidly growing venture-capital-backed emerging companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Investment in the rapidly growing venture-capital-backed emerging companies that we are targeting involves a number of significant risks, including the following:

•	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;
•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although our investment adviser’s agents will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable; and
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director’s valuation committee in accordance with our written valuation policy. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The valuation committee utilizes the services of an independent valuation firm, which prepares valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the valuation committee takes into account in providing its fair value recommendation to the Board of Directors with respect to such non-traded investments include, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.

We invest principally in the equity and equity-related securities of what we believe to be rapidly growing venture-capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. During the three months ended March 31, 2016, we did not write-off any investments, and we did not recognize any significant write-downs on our investments.

In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

Most of our portfolio companies are currently experiencing operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

We have limited information about the financial performance and profitability of some of our portfolio companies. While according to public filings with the SEC, certain of our portfolio companies have earned net income in recent periods, we believe that many of our portfolio companies are currently experiencing operating losses. There can be no assurance when or if such companies will operate at a profit.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our portfolio is concentrated in a limited number of portfolio companies or market sectors, which subjects us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. For example, as of March 31, 2016, over 50% of our net asset value was comprised of investments in six portfolio companies. Beyond the asset diversification requirements necessary to qualify as a RIC, we have general guidelines for diversification, however our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors. As a result, a downturn in any market sector in which a significant number of our portfolio companies operate, or the deterioration of the market position of any portfolio company in which we have a material position, could materially adversely affect us.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the cost and fair value of the total investments in portfolio companies that represented greater than 5.0% of our net assets as of March 31, 2016:

Portfolio Company	Industry	Cost	Fair Value	% of Net Asset Value (at fair value)
Palantir Technologies, Inc.	Data Analysis	$17,198,903	$46,116,541	18.98%
Dropbox, Inc.	Online Storage	13,656,926	19,184,740	7.89
Spotify Technology S.A.	Online Music Streaming	13,599,572	16,219,700	6.67
Coursera, Inc.	Online Education	14,519,519	14,435,486	5.94
Solexel, Inc.	Solar Power	14,018,399	14,026,497	5.78
PayNearMe, Inc.	Cash Payment Network	14,000,398	13,974,887	5.75
Lyft, Inc.	Peer to Peer Ridesharing	6,846,063	13,683,762	5.63
Twitter, Inc.	Social Communication	14,271,866	13,249,930	5.45
Total		$108,111,646	$150,891,543	62.09%

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected. For more information about our portfolio companies, see “Portfolio Companies.”

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

Given the experience of our investment adviser’s senior investment professionals within the technology space, we expect that a number of the companies with respect to which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an IPO as a result of regulatory or financial restrictions.

Because we will generally not hold controlling equity interests in our portfolio companies, we will likely not be in a position to exercise control over our portfolio companies or to prevent decisions by substantial stockholders or management of our portfolio companies that could decrease the value of our investments.

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. In addition, investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Related to Our Business and Structure

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to maintain our qualification, to be treated as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

We are dependent upon GSV Asset Management’s senior investment professionals for our future success. If we lose any of our investment adviser’s senior investment professionals, our ability to implement our business strategy could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the GSV Asset Management’s senior investment professionals. These senior investment professionals, together with other investment professionals employed by GSV Asset Management, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals, particularly Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson.

All of GSV Asset Management’s senior investment professionals, including Michael T. Moe, Mark W. Flynn, William F. Tanona, Luben Pampoulov and Matthew Hanson, are at-will employees. As a result, although Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson comprise the principals of GSV Asset Management, they are free to terminate their employment with GSV Asset Management at any time. In addition, none of our investment adviser’s senior investment professionals, including Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with GSV Asset Management, or if GSV Asset Management were to no longer serve as our investment adviser. There can be no assurance that our investment adviser will be successful in retaining its senior investment professionals, including Messrs. Moe, Flynn, Tanona, Pampoulov and Hanson. The departure of any of Messrs. Moe, Flynn, Tanona, Pampoulov or Hanson could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that GSV Asset Management retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which GSV Asset Management will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in rapidly growing venture-capital-backed emerging companies, which may be extremely risky. There can be no assurance that GSV Asset Management will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

In addition to monitoring the performance of our existing investments, GSV Asset Management is required to offer, and may be called upon to provide, managerial assistance to some of our portfolio companies. GSV Asset Management also currently manages Coursera@GSV Fund, LP and Coursera@GSV-EDBI Fund, LP (collectively, the “Coursera Funds”), special purpose vehicles each comprised of an underlying investment in Coursera stock, and serves as sub-adviser for GSV Ventures I LLC, GSV Ventures II LLC, GSV Ventures III LLC and GSV Ventures IV LLC (collectively, the “GSV Ventures Funds”), each a venture capital and growth equity fund, and may manage in the future one or more additional vehicles with similar or alternative investment strategies. We have no ownership interests in the Coursera Funds or the GSV Ventures Funds. These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, any inability to successfully operate our business or implement our investment policies and strategies as described herein could adversely impact our ability to pay dividends.

We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, changes in the valuation of our portfolio investments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. For example, since inception through March 31, 2016, we have experienced substantial cumulative negative cash flows from operations. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our business model depends upon the development and maintenance of strong referral relationships with private equity, venture capital funds and investment banking firms.

We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary market transactions or other secondary transactions.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

We have utilized and expect to continue to utilize private secondary marketplaces, such as SharesPost, Inc. and the NASDAQ Private Market, LLC, to acquire investments in our portfolio. When we purchase secondary shares, we may have little or no direct access to financial or other information from these portfolio companies. As a result, we are dependent upon the relationships and contacts of our investment adviser’s senior investment professionals and our Board of Directors to obtain the information for our investment adviser to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of our company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity or equity-related securities of privately held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by us be held in escrow and may include provisions in company charter documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares we may need to, among other things, give the issuer, its assignees or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as co-sale or tag-along rights. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our net asset value is only determined on a quarterly basis and due to the difficulty in assessing this value, our net asset value may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.

There are significant potential risks associated with investing in venture capital companies with complex capital structures.

We invest primarily in what we believe to be rapidly growing venture-capital-backed emerging companies, either through private secondary transactions, other secondary transactions or direct investments in companies. Such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment adviser’s senior investment professionals and our Board of Directors have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Act was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to our operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

As a business development company, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, in the latter half of 2015 and continuing through the date of this prospectus, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which we participate. There can be no assurance these market conditions will not continue or worsen in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a business development company, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) and China could have a significant adverse effect on our business, financial condition and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business.

In October 2014, the U.S. Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. Additionally, in December 2015, the Federal Reserve announced a raise in the target range for the federal funds rate, based on a perceived improvement in economic conditions. The Federal Reserve also emphasized its plan to lift the target benchmark rate gradually over a three-year period, pending economic factors such as a rise in inflation. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the Federal Reserve may deviate from its announced plan, causing interest rates and borrowing costs to rise at an increased rate, which may negatively impact our ability to access the debt markets on favorable terms. We can make no assurances as to how the Federal Reserve will adjust the benchmark rate in the future. These developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. In addition, the business development company market may be more sensitive to changes in interest rates or other factors and to the extent the business development company market trades down, our shares might likewise be affected. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the business development company space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board of Directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

The incentive fee may induce GSV Asset Management to make speculative investments.

The incentive fee payable by us to GSV Asset Management may create an incentive for GSV Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to GSV Asset Management is determined, which is calculated as a percentage of the return on invested capital, may encourage GSV Asset Management to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities), may encourage GSV Asset Management to use leverage to make additional investments. On September 17, 2013, we completed a private placement of $69.0 million in aggregate principal amount of 5-year unsecured 5.25% Convertible Senior Notes. We also entered into a Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide us with an

$18 million Credit Facility. Under the Credit Facility, we are permitted to borrow an amount equal to the lesser of $18 million or 20% of our then-current net asset value. We will be required, however, to obtain the approval of our Board of Directors before we incur any additional indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our Board of Directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory Agreement, as well as during its quarterly review of our financial performance and results of operations.

Borrowings, such as the Convertible Senior Notes or the Credit Facility, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. In addition to the Convertible Senior Notes and the Credit Facility, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. Under the terms of the Credit Facility, we must repay all outstanding borrowings so that there is at least a 30-day period every twelve months during which we have no balance outstanding. We may be unable to repay all outstanding borrowings under the Credit Facility every twelve months. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service the Convertible Senior Notes and any future debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to GSV Asset Management will be payable on our gross assets, including those assets acquired through the use of leverage, GSV Asset Management may have a financial incentive to incur additional leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of such leverage, including any increase in the management fee payable to GSV Asset Management. As a result of our use of leverage, we have experienced a substantial increase in operating expenses and may continue to do so in the future.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Stockholders(1)	-14.87%	-8.18%	-1.49%	5.20%	11.89%

(1)	Assumes $325.3 million in total portfolio assets and $69.0 million in total debt outstanding. Total portfolio assets reflect our total investments, excluding U.S. Treasuries and total debt outstanding as of March 31, 2016.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•	shares of our common stock would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;
•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;
•	if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;
•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;
•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;
•	if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and
•	any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 200%.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Convertible Senior Notes.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Convertible Senior Notes and substantially decrease the market value of the Convertible Senior Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Credit Facility, could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Convertible Senior Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As of March 31, 2016, substantially all of our assets were pledged as collateral under the Credit Facility. In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Substantially all of our assets are subject to security interests under the Credit Facility, and if we default on our obligations under the Credit Facility we may suffer adverse consequences, including foreclosure on our assets.

As of March 31, 2016, substantially all of our assets were pledged as collateral under the Credit Facility. If we default on our obligations under the Credit Facility, the lender may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to its security interests or superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our Company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lender exercises its right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of our outstanding borrowings.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Messrs. Moe, Tanona and Flynn, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to an Administration Agreement. GSV Capital Service Company is controlled by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, GSV Asset Management also serves as sub-adviser to the GSV Ventures Funds and manages the Coursera Funds. We have no ownership interests in the Coursera Funds or the GSV Ventures Funds. See “Portfolio Management” for more information.

While the investment focus of each of these entities, including the GSV Ventures Funds and the Coursera Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between us and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

Finally, we pay GSV Capital Service Company our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing any administrative services, which creates conflicts of interest that our Board of Directors must monitor. See “Conflicts of Interest and Related Party Transactions and Certain Relationships.”

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or dividends, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order to maintain our qualification as a RIC, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus would be subject to corporate-level U.S. federal income tax.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

We may in the future issue additional debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively (along with the Convertible Senior Notes) as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

All of the costs of offering and servicing the Convertible Senior Notes and any additional debt or preferred stock we may issue in the future, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of the Convertible Senior Notes, any additional debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of the Convertible Senior Notes and our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our Board of Directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of GSV Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

In addition to regulatory requirements that restrict our ability to raise capital, the Convertible Senior Notes contain various covenants which, if not complied with, could require us to repurchase the Convertible Senior Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The Convertible Senior Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under the Convertible Senior Notes and accelerate repurchase of the Convertible Senior Notes, would have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases.

We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our stockholders.

We elected to be treated as a RIC under the Code for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. For the fiscal year ended 2012, however, we failed to satisfy certain tests required for us to qualify as a RIC under the Code, and were therefore subject to corporate-level U.S. federal income tax. In September 2014, we filed our 2013 tax return as a RIC and sought to be granted RIC status for our 2013 taxable year; however, we determined we would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we were certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year (such certification, an “SEC Certification”). We have not received SEC Certification for our 2013 taxable year; however, in September 2015, we determined it was in the best interests of our stockholders to file our 2013 tax return as a C corporation. See “Material U.S. Federal Income Tax Considerations.”

Management generally believes that it will be in our best interests to be treated a RIC in any year in which we are profitable. If we fail to qualify as a RIC for any year in which we are profitable and such profits exceed certain loss carryforwards that we are entitled to utilize, we will be subject to corporate-level U.S. federal income tax, which could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions. Such a failure could have a material adverse effect on us and our stockholders.

We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. We recognize the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. We classify penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. We have identified our major tax jurisdictions as U.S. federal and California.

In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when our investment adviser would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.

To qualify for the special treatment accorded to RICs, we must meet certain income source, asset diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships.” To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests in any year in which we intend to be treated as a RIC may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In addition, in order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to dispose of investments quickly enough to meet the asset diversification requirements at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to corporate-level U.S. federal income tax.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a business development company, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a business development company, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

We may continue to choose to pay dividends in our common stock, in which case you may be required to pay tax in excess of the cash you receive.

We have in the past, and may continue to, distribute taxable dividends that are payable in part in our common stock. For example, on November 4, 2015, our Board of Directors declared a dividend of $2.76 per share to stockholders payable in cash and/or shares of our common stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own common stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or common stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in common stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in common stock will be equal to the amount of cash that could have been received instead of common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to Non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.

Even in the event the value of your investment declines, the base management fee will still be payable.

The base management fee will be calculated at an annual rate of 2.0% of the value of our gross assets, which we pay monthly in arrears. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we will owe GSV Asset Management a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of GSV Capital and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. See “Description of Our Preferred Stock.” We are authorized to issue up to 100,000,000 shares of common stock. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders will have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders will not choose to act in a manner that tends to favors our preferred stockholders, particularly where there is a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our Board of Directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms; our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These antitakeover provisions may inhibit a change of control in circumstances that could otherwise give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability make distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and may adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Related to Our Convertible Senior Notes

Our stockholders may experience dilution upon the conversion of our Convertible Senior Notes.

Our Convertible Senior Notes are convertible into shares of our common stock. Upon conversion, we must deliver shares of our common stock. The conversion rate of our Convertible Senior Notes is 82.7567 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.08 per share of common stock. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $69.0 million of convertible debt currently outstanding is 5,710,212. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

We may not have, or have the ability to raise, the funds necessary to repurchase our Convertible Senior Notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our Convertible Senior Notes.

Holders of our Convertible Senior Notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of Convertible Senior Notes surrendered therefor. In addition, our ability to repurchase our Convertible Senior Notes or deliver shares of our common stock upon conversions of the Convertible Senior Notes may be limited by law, by regulatory authority or by agreements governing our indebtedness. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the Convertible Senior Notes or to deliver any shares of our common stock deliverable on future conversions of the Convertible Senior Notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our Convertible Senior Notes.

Provisions of our Convertible Senior Notes could discourage an acquisition of us by a third party.

Certain provisions of our Convertible Senior Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our Convertible Senior Notes will have the right, at their option, to require us to repurchase all or a portion of their Convertible Senior Notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the Convertible Senior Notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our Convertible Senior Notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our Convertible Senior Notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Code, such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our Convertible Senior Notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our Convertible Senior Notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our Convertible Senior Notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our Convertible Senior Notes may affect our earnings per share on a fully diluted basis in certain periods. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price or value of our common stock.

Risks Related to Offerings Pursuant to this Prospectus

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after any future offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;
•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; or
•	departures of any of the senior investment professionals of GSV Asset Management.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Shares of our common stock have recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for IPOs and other exit events for venture-capital-backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. As of July 20, 2016, the closing price of our common stock on the Nasdaq Capital Market was $5.73 per share, which represented an approximately 47.7% discount to our net asset value per share as of March 31, 2016.

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of an offering and may use the net proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GSV Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in securities consistent with our investment objective, repayment of outstanding indebtedness, and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within six to twelve months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of any such offering. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Capital Market under the symbol “GSVC”. The following table sets forth, for each fiscal quarter since December 31, 2013, the net asset value, or “NAV,” per share of our common stock, the high and low closing prices for our common stock, and such closing prices as a percentage of NAV per share.

			Price Range		High Close Price as a Premium/ (Discount) to NAV(2)	Low Close Price as a Premium/ (Discount) to NAV(2)
	NAV(1)		High	Low
Fiscal 2016
Third Quarter (through July 20, 2016)		*	$5.76	$5.16	*	*
Second Quarter		*	6.03	4.60	*	*
First Quarter	$10.96		6.73	5.41	(38.6)%	(50.6)%
Fiscal 2015
Fourth Quarter	$12.08		$10.42	$7.53	(13.7)%	(37.7)%
Third Quarter	16.17		11.07	7.64	(31.5)	(52.6)
Second Quarter	15.72		11.26	9.42	(28.4)	(40.1)
First Quarter	15.66		10.38	8.84	(33.7)	(43.6)
Fiscal 2014
Fourth Quarter	$14.80		$10.26	$8.26	(30.7)%	(44.2)%
Third Quarter	15.17		11.69	9.52	(22.9)	(37.2)
Second Quarter	14.86		10.57	8.70	(28.9)	(41.5)
First Quarter	14.91		13.78	10.14	(7.6)	(32.0)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low close prices. The NAV per share figures shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low close price less NAV per share, divided by NAV per share.
*	Not determinable as of the date of this prospectus.

On July 20, 2016, the last reported sales price of our common stock was $5.73 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our IPO on April 28, 2011, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of July 20, 2016, our shares of common stock traded at a discount equal to approximately 47.7% of the net assets attributable to those shares based upon our $10.96 NAV per share as of March 31, 2016. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

On November 4, 2015, our Board of Directors declared a distribution in the amount of $2.76 per share paid on December 31, 2015 to our common stockholders of record as of the close of business on November 16, 2015. The dividend was paid in cash or shares of our common stock at the election of the stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total dividend paid to all stockholders. As a result of stockholder elections, the dividend consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the dividend, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share dividend represented a return of capital.

Stockholders that received the dividend in the form of common stock are subject to the same federal, state and local tax consequences as are stockholders who elected to receive the dividend in cash. A stockholder’s basis for determining gain or loss upon the sale of shares of our common stock received in the distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Thus, stockholders who elected to receive the dividend in shares of common stock will be required to pay applicable federal, state and local taxes on the dividend received even though they did not receive a corresponding cash distribution. Further, such stockholders may incur transaction costs for transferring their shares of common stock for cash with which to pay any applicable taxes. In addition, the issuance of additional shares in connection with the dividend has the effect of increasing our gross assets, which correspondingly increases the management fee payable to GSV Asset Management. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distributions” for more information about our dividends.

The timing and amount of our future dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholder for U.S. federal income tax purposes, although no cash distribution has been made. As a result, if you do not elect to opt out of the dividend reinvestment plan, you may be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our condensed consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the period from January 6, 2011 (date of inception) to December 31, 2011
Earnings to Fixed Charges(1)(2)	(20.09):1	3.83:1	0.37:1	35.17:1	N/A	N/A

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense, plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of deferred financing costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Not applicable for the fiscal year ended December 31, 2012 and the period from January 6, 2011 (date of inception) to December 31, 2011, as the Company had no fixed charges.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We have also invested, on an opportunistic basis, in select publicly traded equity securities of rapidly growing companies that otherwise meet our investment criteria, and may continue to do so in the future. In addition, while we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies under the 1940 Act, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then-current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Business — Operating and Regulatory Structure.”

We acquire our investments through direct investments with prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is based on a disciplined approach of identifying high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. GSV Asset Management’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Many of the companies that our investment adviser, GSV Asset Management, evaluates have financial backing from top-tier venture capital funds or other financial or strategic sponsors.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than common stock and are generally convertible into common stock at our discretion. Our investments generally do not produce current income and therefore we may be dependent on future capital raising to meet our operating needs if no other source of liquidity is available.

Investments — (Portfolio Activity)

The value of our investment portfolio will change over time due to changes in the fair value of our underlying investments, as well as changes in the composition of our portfolio resulting from purchases of new and follow-on investments as well as sales of existing investments. The fair value, as of March 31, 2016, of all of our portfolio investments, excluding U.S. Treasury Bills and Strips, was $325,288,396. The following table summarizes the investment purchases we funded during the three months ended March 31, 2016. “Total Gross Payments” include both the actual cost of an investment, as well as capitalized costs (such as legal and other fees) associated with entering into a portfolio company investment. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies” to our condensed consolidated financial statements as of March 31, 2016 for further detail.

Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2016
Curious.com Inc. (Online Education)	$2,000,003
Fullbridge, Inc. (Business Education)	1,000,000
Lytro Inc. (Light Field Imaging Platform)	2,500,001
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Incubator)	500,000
Capitalized Fees	5,947
Total Gross Payments	$6,005,951

The tables below summarize the portfolio investments we sold during the three months ended March 31, 2016, and 2015, respectively.

Sales by Portfolio Company	Quarter Ended	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gains/ (Losses)(2)
Bloom Energy Corporation	March 31, 2016	201,589	$14.75	$2,973,437	$(882,162)
Gilt Groupe Holdings, Inc.(3)	March 31, 2016	248,600	1.72	427,270	(6,167,164)
Lyft, Inc.	March 31, 2016	65,557	25.00	1,638,925	974,224
Total				$5,039,632	$(6,075,102)

Sales by Portfolio Company	Quarter Ended	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gains(2)
Twitter, Inc.	March 31, 2015	400,000	$48.90	$19,558,200	$13,220,095
Total				$19,558,200	$13,220,095

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains/(losses) exclude any realized gains/(losses) incurred on the maturity of our treasury investments.
(3)	In January 2016, Gilt Groupe Holdings, Inc. sold for $250 million to Hudson’s Bay Co., the parent company of Saks Fifth Avenue.

The fair value, as of December 31, 2015, of all of our portfolio investments, excluding U.S. Treasury Bills and Strips, was $349,808,767. The following table summarizes the investment purchases we funded during the year ended December 31, 2015:

Fundings by Portfolio Company (Industry)	Quarter ended March 31, 2015	Quarter ended June 30, 2015	Quarter ended September 30, 2015	Quarter ended December 31, 2015	Total through December 31, 2015
NestGSV, Inc. (d/b/a GSV Labs, Inc.) (Incubator)	$1,000,000	$1,499,999	$1,000,000	$—	$3,499,999
Fullbridge, Inc. (Business Education)	964,042	—	—	—	964,042
Lyft, Inc. (Peer to Peer Ridesharing)	2,499,985	—	—	—	2,499,985
PayNearMe, Inc. (Cash Payment Network)	3,999,998	—	—	—	3,999,998
GSV Sustainability Partners (Clean Technology)	500,000	—	600,000	1,200,000	2,300,000
Earlyshares.com, Inc. (Equity Crowdfunding)	—	50,000	—	—	50,000
Enjoy Technology, Inc. (Online Shopping)	—	—	4,000,000	—	4,000,000
Aspiration Partners, Inc. (Financial Services)	—	—	999,975	—	999,975
Declara, Inc. (Social Cognitive Learning)	—	—	—	2,000,000	2,000,000
EdSurge, Inc. (Education Media Platform)	—	—	—	500,000	500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i)) (Sports Analytics)	—	—	—	25,000	25,000
Spotify Technology S.A. (Music Streaming Service)	—	—	—	10,001,100	10,001,100
Capitalized Fees	26,100	4,440	2,120	82,760	115,420
Total Gross Payments	$8,990,125	$1,554,439	$6,602,095	$13,808,860	$30,955,519

The table below summarizes the portfolio investments we sold during the year ended December 31, 2015.

Sales by Portfolio Company	Quarter Ended	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)(2)
Twitter, Inc.	March 31, 2015	400,000	$48.90	$19,558,200	$13,220,095
Twitter, Inc.	June 30, 2015	400,000	51.52	20,608,011	13,666,419
2U, Inc. (f/k/a 2tor, Inc.)	September 30, 2015	1,319,233	35.77	47,192,835	37,160,718
SugarCRM, Inc.	September 30, 2015	375,000	5.00	1,874,000	549,710
Global Education Learning (Holdings) Ltd.(3)	September 30, 2015	N/A	N/A	3,354,594	—
Totus Solutions, Inc.(4)	September 30, 2015	N/A	N/A	50,000	(6,052,203)
DailyBreak, Inc.	September 30, 2015	2,225,795	0.00	3,000	(2,854,204)
The rSmart Group, Inc.	September 30, 2015	1,201,923	0.00	5,000	(1,264,160)
NewZoom, Inc.	September 30, 2015	1,250,000	0.00	0	(260,476)
Global Education Learning (Holdings) Ltd.(3)	December 31, 2015	N/A	N/A	305,800	—
Totals				$92,951,440	$54,165,899

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains (losses) excludes any realized gains (losses) incurred on the maturity of our treasury investments.
(3)	Represents a tax distribution from Global Education Learning (Holdings) Ltd.
(4)	Represents sales of multiple share classes as well a debt investment in Totus Solutions, Inc.

Results of Operations

For the three months ended March 31, 2016 and 2015

	March 31, 2016		March 31, 2015		Change	Explanation
	Total	Per Basic Share(1)	Total	Per Basic Share(1)
Total Investment Income	$102,652	$0.00	$59,024	$0.00	$43,628	Investment income increased due primarily to the addition of new term loans to Fullbridge, Inc. and NestGSV, Inc. (d/b/a GSV Labs, Inc.).
Interest income	97,367	0.00	59,024	0.00	38,343
Dividend income	5,285	0.00	—	—	5,285
Total Operating Expenses	(444,355)	(0.02)	12,852,430	0.67	(13,296,785)	Total operating expenses decreased for the three months ended March 31, 2016, as compared to the three months ended March 31, 2015, primarily due to the reversal during the quarter of previously accrued incentive fees, which resulted from net realized losses from the sales of our investments in Bloom Energy Corporation, Gilt Groupe Holdings, Inc. and Lyft Inc., and the unrealized depreciation of our portfolio investments in the aggregate. Costs under the Administration Agreement decreased due to lower general and administrative expenses, overhead allocation and travel expenses for the three months ended March 31, 2016, as compared to the three months ended March 31, 2015. Interest expense decreased due to lower average borrowings on the Credit Facility for the three months ended March 31, 2016, as compared to the three months ended March 31, 2015. Professional fees increased during the three months ended March 31, 2016, as compared to the three months ended March 31, 2015, primarily because of higher accounting fees incurred.
Management fees	1,958,000	0.09	1,921,128	0.10	36,872
(Reversal of Incentive fee accrual)/Incentive fees	(5,118,584)	(0.23)	8,211,728	0.43	(13,330,312)
Costs incurred under Administration Agreement	599,950	0.03	802,396	0.04	(202,446)
Directors’ fees	86,250	0.00	85,306	0.00	944
Professional fees	637,128	0.03	341,744	0.02	295,384
Interest expense	1,183,163	0.05	1,368,803	0.07	(185,640)
Other expenses	209,738	0.01	121,325	0.01	88,413

Benefit for taxes on net investment loss	—	—	5,223,611	0.27	(5,223,611)	Benefit for taxes on net investment loss decreased between periods due to our election to be treated as a RIC, which resulted in no new tax provisions being accrued.

Net Investment Income/(Loss)	547,007	0.02	(7,569,795)	(0.39)	8,116,802	Our net investment income increased between periods primarily due to the large reversal of incentive fees and the fact that we accrued no new tax provision for the three months ended March 31, 2016, as discussed above.

Net Realized Gain/(Loss) on Investments	(6,075,070)	(0.27)	13,218,403	0.68	(19,293,473)	The components of our net realized gains and losses on investments are reflected in the tables on the previous page.

Provision for taxes on Net Realized Capital Gains	—	—	(5,397,074)	(0.28)	5,397,074	Our provision for taxes on net realized capital gains decreased between periods due to our election to be treated as a RIC, which resulted in no new tax provisions being accrued.

Net change in Unrealized Appreciation/(Depreciation) of Investments	(19,421,001)	(0.87)	27,784,081	1.44	(47,205,082)	The components of our net change between periods in unrealized appreciation/ (deprecation) of investments are reflected in the table below.

Provision for taxes on Unrealized Appreciation of Investments	—	—	(11,370,993)	(0.59)	11,370,993	Our provision for taxes on net change in unrealized appreciation decreased between periods due to our election to be treated as a RIC, which resulted in no new tax provisions being accrued.

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(24,949,064)	$(1.12)	$16,664,622	$0.86	$(41,613,686)

(1)	The per-share figures are based on weighted averages of 22,181,003 and 19,320,100 shares of common stock outstanding for the three months ended March 31, 2016 and 2015, respectively.

Net Change in Unrealized Appreciation/(Depreciation) of Investments

Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)	March 31, 2016 (Unaudited)			December 31, 2015
		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Palantir Technologies, Inc.	$(10,236,707)	$17,198,903	$46,116,541	$28,917,638	$17,198,903	$56,353,248	$39,154,345
Gilt Groupe Holdings, Inc.	6,055,046	—	—	—	6,594,433	539,387	(6,055,046)
Stormwind, LLC	1,032,647	6,130,474	10,783,593	4,653,119	6,130,474	9,750,946	3,620,472
Twitter, Inc.	(5,275,954)	14,271,866	13,249,930	(1,021,936)	14,271,866	18,525,884	4,254,018
Dropbox, Inc.	(3,047,448)	13,656,926	19,184,740	5,527,814	13,656,926	22,232,188	8,575,262
Chegg, Inc.	(2,684,938)	14,022,863	5,275,252	(8,747,611)	14,022,863	7,960,190	(6,062,673)
Dataminr, Inc.	(2,607,255)	3,164,265	8,781,134	5,616,869	3,164,265	11,388,389	8,224,124
SugarCRM, Inc.	(1,356,844)	6,977,024	8,626,462	1,649,438	6,977,024	9,983,306	3,006,282
GSV Sustainability Partners	(1,245,000)	7,161,412	5,005,000	(2,156,412)	7,161,412	6,250,000	(911,412)
Other(1)	(54,548)	237,512,703	240,113,240	2,600,537	237,846,837	240,501,922	2,655,085
Totals	$(19,421,001)	$320,096,436	$357,135,892	$37,039,456	$327,025,003	$383,485,460	$56,460,457

Portfolio Company	Change in Unrealized Appreciation/ (Depreciation)	March 31, 2015 (Unaudited)			December 31, 2014
		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Twitter, Inc.	$9,050,631	$21,213,458	$60,126,048	$38,912,590	$27,551,563	$57,413,522	$29,861,959
Dataminr, Inc.	7,973,954	3,164,265	11,918,699	8,754,434	3,164,265	3,944,745	780,480
2U, Inc. (f/k/a 2tor, Inc.)	7,028,873	10,032,117	30,371,382	20,339,265	10,032,117	23,342,509	13,310,392
Lyft, Inc.	3,658,099	7,507,216	11,160,735	3,653,519	5,003,634	4,999,054	(4,580)
Chegg, Inc.	1,230,103	14,022,863	9,403,196	(4,619,667)	14,022,863	8,173,093	(5,849,770)
Gilt Groupe Holdings, Inc.	(2,039,464)	6,594,433	1,128,644	(5,465,789)	6,594,433	3,168,108	(3,426,325)
Other(1)	881,885	346,728,463	382,820,894	36,092,431	342,030,838	377,241,384	35,210,546
Totals	$27,784,081	$409,262,815	$506,929,598	$97,666,783	$408,399,713	$478,282,415	$69,882,702

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the three months ended March 31, 2016 and 2015.

For the fiscal years ended December 31, 2015, 2014 and 2013

Operating results for the fiscal years ended December 31, 2015, 2014 and 2013 are as follows:

	December 31, 2015		December 31, 2014		December 31, 2013
	Total	Per Basic Share(1)	Total	Per Basic Share(1)	Total	Per Basic Share(1)
Total Investment Income	$290,896	0.02	$185,946	0.01	$48,951	0.00
Interest income	244,115	0.01	185,059	0.01	25,871	0.00
Dividend income	46,781	0.00	887	0.00	23,080	0.00
Total Operating Expenses	26,978,235	1.41	21,775,939	1.13	22,083,875	1.14
Management fees	8,044,801	0.42	7,562,488	0.39	5,426,485	0.28
Incentive fees	8,170,326	0.42	3,614,347	0.19	10,523,552	0.54
Costs incurred under Administration Agreement	2,681,079	0.14	3,199,904	0.17	3,089,771	0.16
Directors’ fees	373,676	0.02	260,000	0.01	260,250	0.01
Professional fees	1,357,988	0.07	1,764,722	0.09	876,769	0.05
Interest and Credit Facility expense	4,961,169	0.26	5,503,843	0.28	1,278,997	0.07
Income tax expense	880,778	0.05	—	—	—	—
Other expenses	509,418	0.03	668,635	0.03	529,051	0.03
Loss (Gain) on fair value adjustment for embedded derivative	(1,000)	0.00	(798,000)	(0.04)	99,000	0.01
(Provision)/Benefit for taxes on net investment loss(2)	(21,969,370)	(1.14)	8,810,102	0.46	13,159,268	0.68
Net Investment Loss	(48,656,709)	(2.52)	(12,779,891)	(0.66)	(8,875,656)	(0.46)
Net Realized Gain/(Loss) on Investments	54,144,229	2.80	23,926,124	1.24	(21,706,021)	(1.12)
(Provision)/Benefit for taxes on Net Realized Capital Gains/Losses	342,802	0.02	(9,769,036)	(0.51)	9,426,234	0.49
Net change in Unrealized Appreciation/(Depreciation) of Investments	(13,422,245)	(0.69)	(5,811,797)	(0.30)	87,445,149	4.53
(Provision)/Benefit for taxes on Unrealized Appreciation/Depreciation of Investments	16,058,080	0.83	2,371,829	0.12	(30,906,063)	(1.60)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$8,466,157	0.44	$(2,062,771)	(0.11)	$35,383,643	1.83

(1)	The per-share figures noted are based on a weighted average of 19,327,938 shares outstanding for the year ended December 31, 2015, and 19,320,100 shares outstanding for the years ended December 31, 2014 and 2013.
(2)	Due to our change in tax status to a RIC from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015. Refer to “Note 8 — Income Taxes” to our consolidated financial statements for further detail.

Comparison of the fiscal years ended December 31, 2015, 2014 and 2013

Investment Income

Investment income increased to $290,896 for the year ended December 31, 2015, from $185,946 for the year ended December 31, 2014. The increase was primarily due to the addition of several new term loans to Fullbridge, Inc. during the year ended December 31, 2015.

Investment income increased to $185,946 for the year ended December 31, 2014, from $48,951 for the year ended December 31, 2013. The increase was primarily due to the addition of several new term loans during the year ended December 31, 2014.

Operating Expenses

Total operating expenses increased to $26,978,235 for the year ended December 31, 2015, from $21,775,939 for the year ended December 31, 2014. The increase was primarily due to a significant increase in accrued incentive fees and an increase in management fees. This was offset by decreases in interest expense, professional fees, which include legal, valuation, audit and consulting fees, and costs incurred under the Administration Agreement. The increase in incentive fees resulted from the significant increase in realized gain on investments for the year ended December 31, 2015, as compared to the year ended December 31, 2014. The increased management fees were a result of the growth in our average total assets for the year ended December 31, 2015 as compared to the year ended December 31, 2014. This increase was partially offset by the decline in the fair value of our portfolio investments over the same period. The decrease in interest expense resulted from the lower average borrowings under the Credit Facility for the year ended December 31, 2015, as compared to the year ended December 31, 2014. The decrease in costs incurred under the Administration Agreement resulted from a decrease in the overhead allocation. The decrease in professional fees resulted primarily from the write-off of deferred offering costs during the year ended December 31, 2014.

Total operating expenses decreased to $21,775,939, for the year ended December 31, 2014, from $22,083,875 for the year ended December 31, 2013. The decrease was primarily due to a significant decrease in accrued incentive fees. This was offset by increases in interest expense, investment management fees, and professional fees, which include legal, valuation, audit and consulting fees. The decrease in incentive fees resulted from the depreciation in our portfolio for the year ended December 31, 2014 relative to the year ended December 31, 2013. The increase in interest expense resulted from the Convertible Senior Notes and borrowings under the Credit Facility. These borrowings have enabled us to increase our portfolio and continue to invest in emerging companies. Refer to “— Overview” above for a further discussion of our investment philosophy. The increased management fees were a result of the growth in our total assets, which was caused primarily by the growth of our investment portfolio for the year ended December 31, 2014 relative to the year ended December 31, 2013. The increase in professional fees, to $1,764,722 during the year ended December 31, 2014 from $876,769 during the year ended December 31, 2013, was attributable primarily to increases in audit fees, compliance costs related to testing under the Sarbanes-Oxley Act, as well as the write-off of deferred offering expenses.

(Provision)/Benefit for Taxes on Net Investment Loss

For the year ended December 31, 2015, we recognized a provision for taxes on net investment loss of $21,969,370, compared to our recognition of a benefit for taxes on net investment loss of $8,810,102 for the year ended December 31, 2014. Typically for a taxable entity, a net investment loss will generate a benefit for taxes; however, as a result of our election to be treated as a RIC, we have reversed the previously accrued benefits for taxes on net investment loss from prior periods. This reversal resulted in a provision for taxes on net investment loss for the year ended December 31, 2015.

For the year ended December 31, 2014, we recognized a benefit for taxes on net investment loss of $8,810,102, compared to a benefit for taxes of $13,159,268 for the year ended December 31, 2013. The decreased recognition of a benefit for taxes on net investment loss is due to the fact that fiscal year 2013 was the first year a benefit was recognized, and the benefit was based on the cumulative net operating loss for the period from January 6, 2011 (date of inception) to December 31, 2013.

Net Investment Loss

For the year ended December 31, 2015, we recognized a net investment loss of $48,656,709, compared to a net investment loss of $12,779,891 for the year ended December 31, 2014. The increase in net investment loss is primarily the result of our recognition of a provision for taxes on net investment loss and, to a lesser extent, the increased operating expenses discussed above.

For the year ended December 31, 2014, we recognized a net investment loss of $12,779,891, compared to a net investment loss of $8,875,656 for the year ended December 31, 2013. Net investment losses increased by $3,904,235 year over year primarily because of the decreased benefit for taxes on net investment loss.

Net Realized Gain/(Loss) on Investments

For the year ended December 31, 2015, net realized gains on investments were $54,144,229, which resulted from the sales of our investments in Twitter, Inc., 2U, Inc. and SugarCRM, Inc. Our realized gains were partially offset by losses from other smaller positions, such as Totus Solutions, Inc., DailyBreak, Inc., The rSmart Group, Inc. and NewZoom, Inc.

For the year ended December 31, 2014, net realized gains on investments were $23,926,124. The realized gains resulted primarily from the sales of Twitter, Inc., Control4 Corporation, Facebook, Inc. DianRong (f/k/a SinoLending Ltd.), ZocDoc Inc. and Palantir Technologies, Inc. The gains were offset by losses resulting from the sales of Violin Memory, Inc. and Silver Springs Networks, Inc.

For the year ended December 31, 2013, we recognized a net realized loss of $21,706,021. The realized loss resulted primarily from our write-offs of Kno, Inc., Top Hat 430, Inc., Serious Energy, Inc., AltEgo, LLC, and Starfish Holdings, Inc., as well as the sales of Groupon, Inc., and Zynga, Inc.

(Provision)/Benefit for Taxes on Net Realized Gains/Losses on Investments

For the year ended December 31, 2015, we recognized a benefit of $342,802 for taxes on net realized capital gains, compared to our recognition of a provision of $9,769,036 for taxes on net realized capital gains for the year ended December 31, 2014. Typically for a taxable entity, net realized capital gains will generate a provision for taxes; however, as a result of our election to be treated as a RIC, we have reversed the previously accrued provisions for taxes on net realized capital gains from prior periods. This reversal resulted in a benefit for taxes on net realized capital gains for the year ended December 31, 2015.

For the year ended December 31, 2014, we recognized a provision of $9,769,036 for taxes on net realized capital gains, compared to our recognition of a benefit of $9,426,234 for taxes on net realized capital losses for the year ended December 31, 2013. The recognition of a provision instead of a benefit for taxes is due to the fact that we had a net realized gain for the year ended December 31, 2014 of approximately $23.9 million, as compared to a net realized loss of approximately $21.7 million for the year ended December 31, 2013.

Net Change in Unrealized Appreciation/(Depreciation) of Investments

For the year ended December 31, 2015, we had a net change in unrealized depreciation of $13,422,245. For the year ended December 31, 2014, we had a net change in unrealized depreciation of $5,811,797. For the year ended December 31, 2013, we had a net change in unrealized appreciation of $87,445,149. The following tables summarize, by portfolio company, the significant changes in unrealized appreciation and/or depreciation of our investment portfolio for the years ended December 31, 2015, 2014 and 2013.

	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2015			December 31, 2014
Portfolio Company		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
2U, Inc. (f/k/a 2tor, Inc.)	$(13,310,392)	$—	$—	$—	$10,032,117	$23,342,509	$13,310,392
Palantir Technologies, Inc.	10,877,933	17,198,903	56,353,248	39,154,345	17,198,903	45,475,315	28,276,412
Dataminr, Inc.	7,443,644	3,164,265	11,388,389	8,224,124	3,164,265	3,944,745	780,480
Lyft, Inc.	6,466,730	7,507,216	13,969,366	6,462,150	5,003,634	4,999,054	(4,580)
Totus Solutions, Inc.	5,894,116	—	—	—	6,101,443	207,327	(5,894,116)
General Assembly Space, Inc.	5,395,948	5,999,961	11,521,372	5,521,411	5,999,961	6,125,424	125,463
Dailybreak, Inc.	2,857,204	—	—	—	2,857,204	—	(2,857,204)
The rSmart Group, Inc.	1,074,654	—	—	—	1,267,240	192,586	(1,074,654)
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))	(1,050,872)	1,835,610	1,266,621	(568,989)	1,811,314	2,293,197	481,883
Gilt Groupe Holdings, Inc.	(2,628,721)	6,594,433	539,387	(6,055,046)	6,594,433	3,168,108	(3,426,325)
Dropbox, Inc.	(2,836,295)	13,656,926	22,232,188	8,575,262	13,656,926	25,068,483	11,411,557
Orchestra One, Inc. (f/k/a Learnist Inc.)	(5,374,947)	4,959,616	4,364	(4,955,252)	4,959,615	5,379,310	419,695
Twitter, Inc.	(25,607,941)	14,271,866	18,525,884	4,254,018	27,551,563	57,413,522	29,861,959
Other(1)	(2,623,306)	251,836,207	247,684,641	(4,151,566)	302,201,095	300,672,835	(1,528,260)
Totals	$(13,422,245)	$327,025,003	$383,485,460	$56,460,457	$408,399,713	$478,282,415	$69,882,702

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2015.

	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2014			December 31, 2013
Portfolio Company		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
2U, Inc. (f/k/a 2tor, Inc.)	$12,031,001	$10,032,117	$23,342,509	$13,310,392	$10,031,318	$11,310,709	$1,279,391
Avenues Global Holdings, LLC	1,287,770	10,151,854	11,303,410	1,151,556	10,150,484	10,014,270	(136,214)
Control4 Corporation	(6,289,367)	—	—	—	7,010,762	13,300,129	6,289,367
Cricket Media (f/k/a ePals Inc.)	(1,373,074)	2,448,959	331,126	(2,117,833)	2,444,759	1,700,000	(744,759)
Dailybreak, Inc.	(1,637,647)	2,857,204	—	(2,857,204)	2,430,950	1,211,393	(1,219,557)
Dropbox, Inc.	9,212,846	13,656,926	25,068,483	11,411,557	13,656,486	15,855,197	2,198,711
Facebook, Inc.	(4,327,603)	—	—	—	5,236,147	9,563,750	4,327,603
Fullbridge, Inc.	(1,599,234)	6,396,180	4,753,412	(1,642,768)	3,784,016	3,740,482	(43,534)
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	(1,432,690)	5,038,507	3,760,744	(1,277,763)	1,627,278	1,782,205	154,927
Ozy Media, Inc.	1,872,891	8,500,199	10,738,090	2,237,891	3,500,000	3,865,000	365,000
Palantir Technologies, Inc.	15,498,029	17,198,903	45,475,315	28,276,412	21,060,447	33,838,830	12,778,383
Silver Spring Networks, Inc.	3,002,683	—	—	—	5,145,271	2,142,588	(3,002,683)
Spotify Technology S.A.	1,233,464	3,598,472	5,676,873	2,078,401	3,598,472	4,443,409	844,937
SugarCRM, Inc.	1,881,141	8,299,914	11,260,934	2,961,020	8,299,794	9,379,673	1,079,879
Totus Solutions, Inc.	(3,620,982)	6,101,443	207,327	(5,894,116)	6,023,973	3,750,839	(2,273,134)
Twitter, Inc.	(39,969,390)	27,551,563	57,413,522	29,861,959	32,991,111	102,822,460	69,831,349
Violin Memory, Inc.	10,615,550	—	—	—	14,819,618	4,204,068	(10,615,550)
Other(1)	(2,197,185)	286,567,472	278,950,670	(7,616,802)	138,743,468	133,323,851	(5,419,617)
Totals	$(5,811,797)	$408,399,713	$478,282,415	$69,882,702	$290,554,354	$366,248,853	$75,694,499

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2014.

	Change in Unrealized Appreciation/ (Depreciation)	December 31, 2013			December 31, 2012
Portfolio Company		Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
2U, Inc. (f/k/a 2tor, Inc.)	$1,310,329	$10,031,318	$11,310,709	$1,279,391	$10,030,724	$9,999,786	$(30,938)
4C Insights (f/k/a The Echo Systems Corp.)	(1,478,693)	1,512,392	229,234	(1,283,158)	1,512,392	1,707,927	195,535
Chegg, Inc.	(5,643,621)	14,022,863	8,551,589	(5,471,274)	14,021,197	14,193,544	172,347
Control4 Corporation	6,176,725	7,010,762	13,300,129	6,289,367	7,011,025	7,123,667	112,642
Dailybreak, Inc.	(1,212,840)	2,430,950	1,211,393	(1,219,557)	2,000,000	1,993,283	(6,717)
Dropbox, Inc.	1,417,851	13,656,486	15,855,197	2,198,711	13,656,486	14,437,346	780,860
Facebook Inc	5,482,897	5,236,147	9,563,750	4,327,603	10,472,294	9,317,000	(1,155,294)
Groupon Inc.	1,739,974	—	—	—	2,128,774	388,800	(1,739,974)
Palantir Technologies, Inc	12,766,416	21,060,447	33,838,830	12,778,383	21,060,447	21,072,414	11,967
Stormwind, LLC	1,659,330	2,019,687	4,205,142	2,185,455	2,019,687	2,545,812	526,125
SugarCRM, Inc.	1,092,092	8,299,794	9,379,673	1,079,879	3,813,378	3,801,165	(12,213)
Top Hat 430, Inc.	4,167,943	—	—	—	4,167,943	—	(4,167,943)
Totus Solutions, Inc.	(2,249,386)	6,023,973	3,750,839	(2,273,134)	5,023,748	5,000,000	(23,748)
Twitter, Inc.	66,711,060	32,991,111	102,822,460	69,831,349	32,991,111	36,111,400	3,120,289
Violin Memory, Inc.	(10,596,703)	14,819,618	4,204,068	(10,615,550)	14,818,843	14,799,996	(18,847)
Zynga, Inc.	1,744,796	—	—	—	3,003,462	1,258,666	(1,744,796)
Other(1)	4,356,979	151,438,806	148,025,840	(3,412,966)	105,416,224	97,646,279	(7,769,945)
Totals	$87,445,149	$290,554,354	$366,248,853	$75,694,499	$253,147,735	$241,397,085	$(11,750,650)

(1)	Other represents all investments (including U.S. Treasury Bills and U.S. Treasury Strips) for which individual change in unrealized appreciation/(depreciation) was less than $1,000,000 for the year ended December 31, 2013.

(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments

For the year ended December 31, 2015, we recognized a benefit for taxes of $16,058,080 on unrealized depreciation of investments. As a result of our election to be treated as a RIC, we have reversed the previously accrued provisions for taxes on unrealized appreciation of investments from prior periods. This reversal resulted in a larger benefit for taxes on unrealized depreciation of investments than would have been accrued solely based on the unrealized depreciation of investments for the year ended December 31, 2015.

For the year ended December 31, 2014, we recognized a benefit for taxes of $2,371,829 on unrealized depreciation of investments.

The difference between the two periods is due to the fact that our investments had net unrealized depreciation of approximately $13.4 million for the year ended December 31, 2015 compared to approximately $5.8 million for the year ended December 31, 2014, as shown in the tables above.

For the year ended December 31, 2014, we recognized a benefit for taxes of $2,371,829 on unrealized depreciation of investments.

For the year ended December 31, 2013, we recognized a provision for taxes of $30,906,063 on unrealized appreciation of investments.

The difference between the two periods is due to the fact that, during the year ended December 31, 2014, the change in unrealized depreciation of our investments was approximately $5.8 million, whereas in the year ended December 31, 2013 we had a net change of unrealized appreciation of approximately $87.4 million, as shown in the tables above.

Net Increase/Decrease in Net Assets Resulting from Operations

For the year ended December 31, 2015, the net increase in net assets resulting from operations was $8,466,157.

For the year ended December 31, 2014, the net decrease in net assets resulting from operations was $2,062,771.

For the year ended December 31, 2013, the net increase in net assets resulting from operations was $35,383,643.

The increase in net assets resulting from operations for the year ended December 31, 2015, as compared to the year ended December 31, 2014, is the result of an increase in our net realized gains, our recognition of a benefit for taxes on net realized capital gains, as discussed above, and our recognition of a benefit for taxes on unrealized depreciation of investments, all of which was largely offset by the increased net investment loss, the increase in unrealized depreciation of our portfolio and an increase in our total operating expenses.

The decrease in net assets resulting from operations for the year ended December 31, 2014, as compared to the year ended December 31, 2013, is primarily the result of the unrealized depreciation of the portfolio as a whole during the year ended December 31, 2014, which was partially offset by the increase in realized gains and decreased operating expenses.

Liquidity and Capital Resources

Our liquidity and capital resources are generated primarily from the net proceeds of public offerings of our equity and debt securities, advances from our Credit Facility, as well as the sales of our investments. In management’s view, we have sufficient liquidity and capital resources to pay our operating expenses and conduct investment activities.

Our primary use of cash is to make investments and to pay our operating expenses. Our current policy is to maintain cash reserves and liquid securities in an amount sufficient to pay our operating expenses, including investment management fees and costs incurred under the Administration Agreement, for approximately two years. For the three months ended March 31, 2016 and 2015 our operating expenses were $(444,355), and $12,852,430, respectively.

Cash Reserves and Liquid Securities	As of March 31, 2016	As of March 31, 2015
Cash	$4,381,411	$8,060,624
Amounts available for borrowing under the Credit Facility(1)	18,000,000	2,000,000
Securities of Publicly Traded
Portfolio Companies(2)
Unrestricted securities(3)	18,525,182	69,529,244
Subject to other Sales Restrictions(4)(5)	133,678	30,687,788
Total	18,658,860	100,217,032
Total Cash reserves and Liquid securities	$41,040,271	$110,277,656

(1)	Subject to leverage and borrowing base restrictions under the Credit Facility. Refer to “Note 9 — Long Term Liabilities” to our condensed consolidated financial statements as of March 31, 2016 for details regarding the Credit Facility.
(2)	Our portfolio investments are pledged as collateral to secure any borrowings under the Credit Facility. We may incur losses if we liquidate these positions to pay operating expenses or fund new investments.
(3)	“Unrestricted Securities” represents common stock of our publicly traded companies that are not subject to any restrictions upon sale.
(4)	As of March 31, 2016, this balance represents our shares of common stock of Cricket Media (f/k/a ePals Inc.). These shares are freely tradable, however at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous position as a director of Cricket Media. Mr. Moe resigned from his position as a director of Cricket Media in May 2016.

(5)	As of March 31, 2015, this balance represents our common shares of Cricket Media (f/k/a ePals Inc.) and 2U, Inc. (f/k/a 2tor, Inc.). These shares are freely tradable, however at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous seats on the boards of directors of these portfolio companies. Mr. Moe resigned from his position as a director of Cricket Media in May 2016. Mr. Moe’s term as a director of 2U, Inc. expired on June 7, 2016, and he did not stand for re-election.

During the three months ended March 31, 2016, cash and cash equivalents decreased to $4,381,411 at the end of the period, from $13,349,877 at the beginning of the period. The decline in cash and cash equivalents was primarily due to $4,993,660 and $1,985,511 in payments to GSV Asset Management for earned incentive and management fees, respectively, as well as $1,811,250 in interest payments on the Convertible Senior Notes. These payments were partially offset by net proceeds of $867,798 from the purchase and sales of investments. During the three months ended March 31, 2016, there were no financing activities that impacted our cash and cash equivalents.

For the years ended December 31, 2015, 2014 and 2013 our operating expenses were $26,978,235, $21,775,939, and $22,083,875, respectively.

Cash reserves and Liquid securities	As of December 31, 2015	As of December 31, 2014	As of December 31, 2013
Cash	$13,349,877	$3,472,880	$7,219,203
Amounts available for borrowing under the Credit Facility(1)	18,000,000	—	18,000,000
Securities of Publicly Traded
Portfolio Companies(2)
Unrestricted securities(3)	26,486,074	65,586,615	11,706,338
Subject to other Sales Restrictions(4)(5)(6)	67,296	23,673,635	1,666,667
Total	26,553,370	89,260,250	13,373,005
Total Cash reserves and Liquid securities	$57,903,247	$92,733,130	$38,592,208

(1)	Subject to leverage and borrowing base restrictions under the Credit facility. Refer to “Note 9 — Long Term Liabilities” to our consolidated financial statements for the year ended December 31, 2015 for details regarding the Credit Facility.
(2)	Our portfolio investments are pledged as collateral to secure any borrowings under the Credit Facility. We may incur losses if we liquidate these positions to pay operating expenses or fund new investments.
(3)	“Unrestricted Securities” represents common stock of our publicly traded companies that are not subject to any restrictions upon sale.
(4)	As of December 31, 2015, this balance represents our shares of common stock of Cricket Media (f/k/a ePals Inc.). These shares are freely tradable, however at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous position as a director of Cricket Media. Mr. Moe resigned from his position as a director of Cricket Media in May 2016.
(5)	As of December 31, 2014, this balance represents our shares of common stock of 2U, Inc. (f/k/a 2tor, Inc.) and Cricket Media (f/k/a ePals Inc.). These shares are freely tradable, however at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous position as a director of both 2U, Inc. and Cricket Media. Mr. Moe resigned from his position as a director of Cricket Media in May 2016. Mr. Moe’s term as a director of 2U, Inc. expired on June 7, 2016, and he did not stand for re-election.
(6)	As of December 31, 2013, this balance represents our shares of common stock of Cricket Media (f/k/a ePals Inc.). These shares are freely tradable, however at certain times in the past, these shares may have been subject to black-out periods as a result of Michael Moe’s previous position as a director of Cricket Media (f/k/a ePals Inc.). Mr. Moe resigned from his position as a director of Cricket Media in May 2016.

During the year ended December 31, 2015, cash and cash equivalents increased to approximately $13.3 million at the end of the year, from approximately $3.5 million at the beginning of the year. Net cash provided by operating activities during the year ended December 31, 2015, consisting primarily of the items described in “— Results of Operations,” was approximately $54.2 million. This reflects purchases and sales of portfolio investments of approximately $31.0 million and $92.9 million, respectively, as well as purchases and maturities of treasury investments of approximately $255.0 million and $328.6 million, respectively. During the year ended December 31, 2015, net cash used in financing activities was $44.4 million, reflecting net repayments of borrowings under the Credit Facility.

Equity Issuances & Debt Capital Activities

There were no sales of our equity or debt securities during the three months ended March 31, 2016 or the years ended December 31, 2015 and 2014.

As a result of our distribution, which was paid on December 31, 2015, we issued 2,860,903 shares of common stock. Refer to “— Distributions” below for details of the distribution paid.

As of March 31, 2016, we had no borrowings under the Credit Facility.

Contractual Obligations

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Payable for securities purchased(1)	$26.5	$26.5	$—	$—	$—
Convertible Senior Notes(2)	69.0	—	69.0	—	—
Credit Facility(3)(4)	—	—	—	—	—
Total	$95.5	$26.5	$69.0	$—	$—

(1)	“Payable for securities purchased” relates to the purchase of the United States Treasury Bill on margin. The payable for securities purchased was subsequently repaid on April 7, 2016, when the United States Treasury Bill matured and the $3.5 million margin deposit that was posted as collateral was returned.
(2)	The balance reflected for the Convertible Senior Notes reflects the principal balance payable to investors. Refer to “Note 9 — Long Term Liabilities” to our condensed consolidated financial statements as of March 31, 2016 for more information.
(3)	The total unused amount of the Credit Facility as of March 31, 2016 was $18 million.
(4)	The weighted-average interest rate incurred under the Credit Facility was 0.00% for the three months ended March 31, 2016.

Off-Balance Sheet Arrangements

As of March 31, 2016, we had no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, we may employ hedging and other risk management techniques in the future.

Distributions

The timing and amount of our dividends, if any, will be determined by our Board of Directors and will be declared out of assets legally available for distribution. The following table lists the cash distributions, including dividends and returns of capital, if any, per share that we have declared since our formation on January 6, 2011. The table is divided by fiscal year according to record date:

Date Declared	Record Date	Payment Date	Amount per Share
Fiscal 2015:
November 4, 2015(1)	November 16, 2015	December 31, 2015	$2.76
Total			$2.76

(1)	The dividend was paid in cash or shares of our common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total dividend to be paid to all stockholders. As a result of stockholder elections, the dividend consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the dividend, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share dividend represented a return of capital.

We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. If there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually. The amount of realized capital gains available for distribution to stockholders will be impacted by our tax status.

Our current intention is to make any future distributions out of assets legally available therefrom in additional shares of our common stock under our dividend reinvestment plan, unless a stockholder elects to receive dividends and/or long-term capital gains distributions in cash. Under the dividend reinvestment plan, if a stockholder owns shares of common stock registered in its own name, the stockholder will have all cash distributions (net of any withholding) automatically reinvested in additional shares of common stock unless the stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder, although no cash distribution has been made. As a result, if a stockholder does not elect to opt out of the dividend reinvestment plan, it will be required to pay applicable federal, state and local taxes on any reinvested dividends even though such stockholder will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser, GSV Asset Management. Stockholders who hold shares in the name of a broker or financial intermediary should contact the broker or financial intermediary regarding any election to receive distributions in cash.

Although we elected to be treated as a RIC under Subchapter M of the Code for the 2014 taxable year and continue to qualify to be treated as a RIC, we were taxed as a C Corporation under the Code for our 2013 taxable year. So long as we qualify and maintain our status as a RIC, we generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of our investors and will not be reflected in our condensed consolidated financial statements. Included in our condensed consolidated financial statements, the GSVC Holdings are taxable subsidiaries, regardless of whether we are a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in our condensed consolidated financial statements.

We have also qualified to be treated as a RIC for the 2015 taxable year and continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC and to avoid corporate-level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. See “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies — U.S. Federal and State Income Taxes” and “Note 8 — Income Taxes” to our condensed consolidated financial statements as of March 31, 2016 for more information.

Borrowings

Convertible Senior Notes payable

On September 17, 2013, we issued $69 million aggregate principal amount of Convertible Senior Notes (including $9 million aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes), which bear interest at a fixed rate of 5.25% per year, are payable semi-annually and mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. We do not have the right to redeem the Convertible Senior Notes prior to maturity. As of March 31, 2016, the Convertible Senior Notes were convertible into shares of our common stock based on a conversion rate of 82.7567 shares of our common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.08 per share of common stock. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies” and “Note 9 — Long Term Liabilities” to our condensed consolidated financial statements as of March 31, 2016 for more information regarding the Convertible Senior Notes.

Credit Facility

We entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide us with an $18 million Credit Facility, which matures on December 31, 2016 and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0% on amounts drawn. As of March 31, 2016, we had no borrowings outstanding under the Credit Facility. Refer to “Note 9 — Long Term Liabilities” to our condensed consolidated financial statements as of March 31, 2016 for a detailed discussion of the Credit Facility.

Related-Party Transactions

Pursuant to the Investment Advisory Agreement, GSV Asset Management is paid a base annual fee of 2.00% of gross assets, which is our total assets as reflected on our Statement of Assets and Liabilities (with no deduction for liabilities) reduced by any non-portfolio investments, and an annual incentive fee equal to the lesser of (i) 20% of our realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Incentive Fees

For GAAP purposes, in accordance with the AICPA’s TPA (TIS 6910.2), we are required to accrue incentive fees as if we had fully liquidated our entire investment portfolio at the fair value stated on the Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2016 and December 31, 2015. This accrual considers both the hypothetical liquidation of our portfolio described previously, as well as our actual cumulative realized gains and losses since inception and any previously paid incentive fees.

For the three months ended March 31, 2016, we reversed previously accrued incentive fees of $5,118,584, and for the three months ended March 31, 2015 we accrued incentive fees of $8,211,728. For the year ended December 31, 2015, we accrued incentive fees of $8,170,326.

Management Fees

GSV Asset Management earned $1,958,000 and $1,921,128 in management fees for the three months ended March 31, 2016 and 2015, respectively.

As of March 31, 2016, we were owed $1,623 from GSV Asset Management for reimbursement of expenses we paid that were the responsibility of GSV Asset Management. In addition, as of March 31, 2016, we owed GSV Asset Management $25,690 for earned incentive fees and, to a lesser extent, for the reimbursement of other expenses.

As of December 31, 2015, we were owed $220,770 from GSV Asset Management for reimbursement of expenses we paid that were the responsibility of GSV Asset Management. In addition, as of December 31, 2015, we owed GSV Asset Management $5,047,429 for earned incentive fees and, to a lesser extent, for the reimbursement of other expenses.

We have entered into the Administration Agreement with GSV Capital Service Company to provide administrative services, including furnishing us with office facilities, equipment, clerical, bookkeeping services and other administrative services. GSV Asset Management controls GSV Capital Service Company. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services, which creates a conflict that our Board of Directors must monitor. While there is no limit on the total amount of expenses we may be required to reimburse GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. There were $599,950 and $802,396 in such costs incurred under the Administration Agreement for the three months ended March 31, 2016 and 2015, respectively.

Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. Diane Flynn, who is the spouse of our President, Mark Flynn, serves as Chief Marketing Officer of NestGSV, Inc. Ron Johnson, the Chief Executive Officer of Enjoy Technology, Inc., one of our portfolio companies, is the brother-in-law of our President, Mark Flynn. As of March 31, 2016, the fair value of our investments in NestGSV, Inc. and Enjoy Technology, Inc. was $7,316,469 and $5,439,400, respectively. Another one of our portfolio companies, GSV Sustainability Partners, utilizes office space paid for by GSV Asset Management without paying GSV Asset Management or us any consideration for rent. We do not consider this an arms-length transaction.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, as of July 20, 2016, GSV Asset Management also managed the Coursera Funds and served as sub-adviser for the GSV Ventures Funds, and will likely manage one or more private funds in the future. We have no ownership interests in the Coursera Funds or the GSV Ventures Funds.

While the investment focus of each of these entities, including the Coursera Funds and the GSV Ventures Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser, GSV Asset Management, intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds that are currently, or in the future may be, managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between us and any such other funds.

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our stockholders and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors.

We also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our officers, directors and employees. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the audit committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Critical Accounting Policies

Critical accounting policies and practices are the policies that are both most important to the portrayal of our financial condition and results, and require management's most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. These include estimates of the fair value of our level 3 investments and other estimates that affect the reported amounts of assets and liabilities as of the date of the condensed consolidated financial statements and the reported amounts of certain revenues and expenses during the reporting period. It is likely that changes in these estimates will occur in the near term. Our estimates are inherently subjective in nature and actual results could differ materially from such estimates. We believe that the following discussion addresses our most critical accounting policies, which are those that are most important to the portrayal of our financial condition and results of operations and require management's most difficult, subjective and complex judgments.

Investments at fair value

We apply fair value accounting in accordance with GAAP and the AICPA's Audit and Accounting Guide for Investment Companies. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that we have the ability to access at the measurement date.

Level 2 — Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Valuations based on unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table set forth in “Note 3 — Investments at Fair Value” to the condensed consolidated financial statements as of March 31, 2016 may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies — Levelling Policy” to the condensed consolidated financial statements as of March 31, 2016 for a detailed discussion of the levelling of our financial assets or liabilities and events that may cause a reclassification within the fair value hierarchy.

Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they are subject to restrictions upon sale (such as lock-up restrictions), they may be discounted accordingly. We may also obtain quotes with respect to certain of our investments from pricing services, brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined to be adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, our Board of Directors or the valuation committee, does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSV Asset Management responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the valuation committee to conduct independent appraisals and review management's preliminary valuations and make their own independent assessment, for all investments for which there are no readily available market quotations;
4.	The valuation committee discusses the valuations and recommends to our Board of Directors a fair value for each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and
5.	Our Board of Directors then discusses the valuations recommended by the valuation committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, we consider valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies' most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. We assign a weighting based upon the relevance of each method to determine the fair value of each investment.

We engage at least one independent valuation firm to perform valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We consider the independent valuations provided by the valuation firm(s), among other factors, in making our fair value determinations. The table below shows the percentages of our investments for which there are no readily available market quotations, for which an independent valuation firm was engaged to perform valuations, during the current and prior fiscal year.

For the quarter ended March 31, 2015	100%
For the quarter ended June 30, 2015	100%
For the quarter ended September 30, 2015	100%
For the quarter ended December 31, 2015	100%
For the quarter ended March 31, 2016	100%

Recent Developments

Portfolio Activity

Subsequent to March 31, 2016, we closed on investment purchases of $4,499,990 plus transaction costs as shown in the following table. “Total Gross Payments” include both the actual cost of an investment, as well as capitalized costs (such as legal and other fees) associated with entering into a portfolio company investment. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies” to our condensed consolidated financial statements as of March 31, 2016.

Portfolio Company	Industry	Transaction Date	Gross Payments
Snapchat Inc. Preferred Shares	Communication and entertainment platform	May 6, 2016	$3,999,000
NestGSV, Inc. (d/b/a GSV Labs, Inc.) Debt Investment	Incubator	May 23, 2016	500,000
Total Gross Payments			$4,499,990

Subsequent to March 31, 2016, we sold investments of $10,952,019 net of transaction costs as shown in the following table:

Sales by Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain
Lyft, Inc.	April 15, 2016	27,582	$24.00	$661,968	$382,078
Lyft, Inc.	May 19, 2016	54,085	23.50	1,270,998	722,166
Twitter, Inc.	July 8, 2016	500,000	18.06	9,019,053	259,477
Totals				$10,952,019	$1,363,721

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).

We are frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or us. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. Subsequent to March 31, 2016, we have made no such escrow deposits.

Line of Credit

As of July 20, 2016, we had $0 outstanding under the Credit Facility.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2016 and the end of each fiscal year since our formation. The report of Deloitte & Touche LLP on the Senior Securities table as of December 31, 2015, and the report of Grant Thornton LLP on the senior securities table as of December 31, 2014 and 2013, are attached as exhibits to the registration statement of which this prospectus is a part. There were no senior securities outstanding as of December 31, 2012 and 2011.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Convertible Senior Notes
Fiscal 2016 (through March 31, 2016) (unaudited)	$69,000,000	$4,523	—	N/A
Fiscal 2015	69,000,000	4,884	—	N/A
Fiscal 2014	69,000,000	4,286	—	N/A
Fiscal 2013	69,000,000	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Credit Facility
Fiscal 2016 (through March 31, 2016) (unaudited)	$0	$4,523	—	N/A
Fiscal 2015	0	4,884	—	N/A
Fiscal 2014	18,000,000	4,286	—	N/A
Fiscal 2013	0	5,173	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A

(1)	Total gross amount of each class of senior securities outstanding at the end of the period presented, before deduction of discount and debt issuance costs.
(2)	Asset coverage per unit for a class of senior securities is the ratio of the face value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by GSV Capital as of the stated time periods.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

GSV Capital

We are an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We invest principally in the equity securities of what we believe to be rapidly growing venture-capital-backed emerging companies. We acquire our investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. We may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. Our investment activities are managed by GSV Asset Management. GSV Capital Service Company provides the administrative services necessary for us to operate.

Our investment philosophy is based on a disciplined approach of identifying potentially high-growth emerging companies across several key industry themes which may include, among others, social mobile, cloud computing and big data, internet commerce, sustainability and education technology. Our investment adviser’s investment decisions are based on a disciplined analysis of available information regarding each potential portfolio company’s business operations, focusing on the company’s growth potential, the quality of recurring revenues and cash flow and cost structures, as well as an understanding of key market fundamentals. Venture capital funds or other financial or strategic sponsors have invested in the vast majority of the companies that our investment adviser evaluates.

We seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. Typically, our preferred stock investments are non-income producing, have different voting rights than common stock and are generally convertible into common stock at our discretion.

About GSV Asset Management

Our investment activities are managed by GSV Asset Management, an investment adviser registered under the Advisers Act. GSV Asset Management is led by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe is assisted by William F. Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary and Mark W. Flynn, our President, to all of whom, along with Luben Pampoulov and Matthew Hanson, partners of GSV Asset Management, we refer collectively as GSV Asset Management’s senior investment professionals. Mr. Moe co-founded and previously served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging private companies. Prior to founding ThinkEquity, Mr. Moe served as Head of Global Growth Research at Merrill Lynch and before that served as Head of Growth Research and Strategy at Montgomery Securities.

We believe we benefit from the ability of our investment adviser’s senior investment professionals to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, and manage and monitor a portfolio of those investments. See “Management” and “Portfolio Management” for more information about GSV Asset Management’s senior investment professionals. Our investment adviser’s senior investment professionals have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts that provides us with an important source of investment opportunities.

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. See “Investment Advisory Agreement.” The terms for calculating the management fee create an incentive for our investment adviser to utilize leverage because our management fee is based on our gross assets, including issuances of preferred stock and borrowings for investment purposes, rather than our net assets. We will be required, however, to obtain the approval of our Board of Directors before we incur any future indebtedness. We have obtained approval from our Board of Directors to issue the Convertible Senior Notes.

Investment Opportunity

We believe that society is experiencing a convergence of numerous disruptive trends, producing new high-growth markets. For example, the growth of both social networking and connected mobile devices, such as smartphones and tablets, has opened up new channels for communication and real-time collaboration. The number of devices and people that regularly connect to the Internet has increased dramatically in recent years, generating significant demand for always accessible, personalized and localized content and real-time online interactivity. Similarly, the advent of education technology, and insights with respect to how, and what, people learn, are also disrupting the traditional educational sector. These factors are creating opportunities for new market participants and significant growth for established companies with leading positions capitalizing on these trends.

At the same time, we believe that the IPO markets have experienced substantial structural changes which have made it significantly more challenging for private companies to go public. Volatile equity markets, a lack of investment research coverage for private and smaller companies and investor demand for a longer history of revenue and earnings growth have resulted in companies staying private significantly longer than in the past. In addition, increased public company compliance obligations such as those imposed by the Sarbanes-Oxley Act and the Dodd-Frank Act have made it more costly and less attractive to become a public company. As a result, there are significantly fewer IPOs today than there were during the 1990s, with prospective public companies taking longer to come to market.

Investment Strategy

We seek to maintain our portfolio of potentially high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through our publicly traded common stock.

Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Identify high quality growth companies. Based on our extensive experience in analyzing technology trends and markets, we have identified the technology sub-sectors of social mobile, cloud computing and big data, internet commerce, sustainability and education technology as opportunities where we believe companies are capable of producing substantial growth. We rely on our collective industry knowledge as well as an understanding of where leading venture capitalists are investing.

We leverage a combination of our relationships throughout Silicon Valley and our independent research to identify leaders in our targeted sub-sectors that we believe are differentiated and best positioned for sustained growth. Our evaluation process is based on what we refer to as “the four P’s”:

•	People — Organizations led by strong management teams with in-depth operational focus
•	Product — Differentiated and disruptive products with leading market positioning
•	Potential — Large addressable markets
•	Predictability — Ability to forecast and drive predictable and sustainable growth

We consider these to be the core elements for identifying rapidly growing emerging companies.

•	Acquire positions in targeted investments. We seek to add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we utilize multiple methods to acquire equity stakes in private companies that are not available to many individual investors.

Direct equity investments.  We also seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases.  We also utilize private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria and that we believe are attractive candidates for investment. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also purchase shares directly from stockholders, including current or former employees. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that GSV Asset Management’s investment professionals’ reputation within the industry and history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

•	Create access to a varied investment portfolio. We seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

•	Experienced team of investment professionals. Our investment adviser’s senior investment professionals and our Board of Directors have significant experience researching and investing in the types of potentially rapidly growing venture-capital-backed emerging companies we are targeting for investment. Through our proprietary company evaluation process, including our identification of technology trends and themes and company research, we believe we have developed important insight into identifying and valuing emerging private companies.
•	Disciplined and repeatable investment process. We have established a disciplined and repeatable process to locate and acquire available shares at attractive valuations by utilizing multiple sources. In contrast to industry “aggregators” that accumulate stock at market prices, we conduct valuation analyses and make acquisitions only when we can invest at valuations that we believe are attractive to our investors.
•	Deep relationships with significant credibility to source and complete transactions. GSV Asset Management and its senior investment professionals are strategically located in the heart of Silicon Valley in Woodside, California. During the course of over two decades of researching and investing in emerging private companies, our investment adviser’s senior investment professionals have developed strong reputations within the investing community, particularly within technology-related sectors. Our investment adviser’s senior investment professionals and our Board of Directors have also developed strong relationships in the financial, investing and technology-related sectors.
•	Source of permanent investing capital. As a publicly traded corporation, we have access to a source of permanent equity capital which we can use to invest in portfolio companies. This permanent equity capital is a significant differentiator from other potential investors that may be required to return capital to stockholders on a defined schedule. We believe that our ability to invest on a long-term time horizon makes us attractive to companies looking for strong, stable owners of their equity.
•	Early mover advantage. We believe we are one of the few publicly traded business development companies with a specific focus on investing in potentially rapidly growing venture-capital-backed emerging companies. Moreover, we believe we are one of the only ones to focus on acquiring shares in secondary transactions as a key component of our strategy. Despite our limited track record, the transactions that we have executed to date since our IPO have helped to establish our reputation with the types of secondary sellers and emerging companies that we target for investment. We have leveraged a number of relationships and channels to acquire the equity of private companies. As we continue to grow our portfolio with attractive investments, we believe that our reputation as a committed partner will be further enhanced, allowing us to source and close investments that would otherwise be unavailable. We believe that these factors collectively differentiate us from other potential investors in private company securities and will potentially enable us to complete equity transactions in desirable private companies at attractive valuations.

Operating and Regulatory Structure

GSV Capital was formed as a Maryland corporation and is an externally managed, non-diversified closed-end management investment company. We completed our IPO in May 2011 and have elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” We have elected to be treated as a RIC under the Code and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by GSV Asset Management and supervised by our Board of Directors. GSV Asset Management is an investment adviser registered under the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay GSV Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into the Administration Agreement, under which we have agreed to reimburse GSV Capital Service Company for our allocable portion of overhead and other expenses incurred. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

Investment Process

Concentrated Technology-related Focus

During the course of over two decades of researching and investing in non-public companies, we have identified five areas from which we expect to see significant numbers of high-growth companies emerge: new media, communication, alternative energy, education technology, and the consumerization of information technology. These broad markets have the potential to produce disruptive technologies, reach a large addressable market and provide significant commercial opportunities. Within these areas we have identified broad trends that could create significant positive effects on growth such as globalization, consolidation, branding, convergence and network effects. From within these broad technology themes, we have selected five sub-segments in which we target companies for investment: social mobile, cloud computing and big data, internet commerce, sustainability and education technology. We remain focused on selecting market leaders within the sub-segments we have identified, while continuing to review our pipeline to ensure we are tracking the next phase of leaders.

Investment Targeting and Screening

We identify prospective portfolio companies through an extensive network of relationships developed by GSV Asset Management’s senior investment professionals, supplemented by the knowledge and relationships of our Board of Directors. Investment opportunities that fall within our identified themes are validated against the observed behavior of leading venture capitalists and through our own internal and external research. We evaluate potential portfolio companies across a spectrum of criteria, including “the four Ps”, industry positioning and leadership, stage of growth, and several other factors that collectively characterize our proprietary investment process. We typically seek to invest approximately 90% of our portfolio in well-established, late stage companies and the remaining approximately 10% in emerging companies that fit within our targeted areas, where we see the potential for higher returns from early investment. Based on our initial screening, we identify a select set of companies which we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we focus on their revenue growth, revenue quality and sustainability and earnings growth, as well as other metrics that may be strongly correlated with higher valuations. We also focus on the company’s management team and any significant financial sponsor, the current business model, competitive positioning, regulatory and legal issues, the quality of any intellectual property and other investment-specific due diligence. Each prospective portfolio company that passes our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or with a selling stockholder or by direct equity investment. We access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We utilize a combination of each of these sources to help us set a target value for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we select investments for inclusion in our portfolio based on their relative qualitative ranking, fundamentals and valuation. We seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally choose to pursue specific investments based on the availability of shares and valuation expectations. We utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements we enter into for secondary transactions typically require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we are may be required to deposit the purchase price into escrow upon signing with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, Board observation rights and/or information rights from that portfolio company in connection with our equity investment. We regularly monitor our portfolio for compliance with the diversification requirements for purposes of maintaining our status as a 1940 Act business development company and a RIC for tax purposes.

Portfolio Overview

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2016 and December 31, 2015 and 2014, excluding United States Treasury Bills.

	March 31, 2016 (unaudited)		December 31, 2015		December 31, 2014
	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Private Portfolio Companies:
Common Stock	$55,420,554	17.3%	$102,319,140	26.7%	$85,598,467	17.9%
Preferred Stock	196,096,398	61.3	216,291,092	56.4	193,847,045	40.5
Debt Investments	5,688,296	1.8	4,175,859	1.1	1,374,210	0.3
Warrants	301,772	0.1	469,306	0.1	904,345	0.2
Subtotal – Private Portfolio Companies	257,507,020	80.5	323,255,397	84.3	281,724,067	58.9
Publicly Traded Portfolio Companies:
Common Stock	30,743,688	9.6	26,553,370	6.9	89,260,250	18.7
Total Private and Publicly Traded Portfolio Companies:	288,250,708	90.1	349,808,767	91.2	370,984,317	77.6
Non-Portfolio Investments	31,845,728	9.9	33,676,693	8.8	107,298,098	22.4
Total Investments	$320,096,436	100.0%	$383,485,460	100.0%	$478,282,415	100.0%

Managerial Assistance

As a business development company, we are required to offer, and in some cases may provide and be paid for, significant managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance. GSV Asset Management will provide such managerial assistance on our behalf to portfolio companies that request assistance. We may receive fees for these services and will reimburse GSV Asset Management for its allocated costs in providing such assistance, subject to review by our Board of Directors, including our independent directors.

Competition

Our primary competitors include specialty finance companies including late stage venture capital funds, private equity funds, other crossover funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure.”

Employees

While we have executive officers, they receive no direct compensation from us, and we have no direct employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse GSV Capital Service Company for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administration services. Carl Rizzo, our Chief Compliance Officer, is a director of Alaric Compliance Services LLC and performs his functions as our Chief Compliance Officer under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. GSV Capital Service Company has retained Mr. Rizzo and Alaric Compliance Services LLC pursuant to its obligations under the Administration Agreement. See “Administration Agreement.”

Properties

Our principal office is located at 2925 Woodside Road, Woodside, California, in the offices of GSV Asset Management. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by GSV Capital Service Company. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Although we and GSV Asset Management may, from time to time, be involved in litigation arising out of our and GSV Asset Management’s operations in the normal course of business or otherwise, except as described below, neither we nor GSV Asset Management is currently a party to any pending material legal proceedings.

GSV Asset Management, Matthew Hanson, and Michael Moe (collectively, the “Defendants”) have each been named as a defendant in a lawsuit initially filed in December 2014 and as subsequently amended on December 15, 2015, in the United States District Court for the Northern District of California, Oakland Division, captioned Continental Advisors S. A. and Precedo Capital Group LLC, Plaintiffs v. GSV Asset Management, Matthew Hanson and Michael Moe. The lawsuit, as amended, alleges that the Defendants engaged in fraud and fraudulent inducement, aiding and abetting fraud, tortious interference with business relations and negligent misrepresentation relating to an offering of a large block of shares of Twitter, Inc. The plaintiffs seek compensatory damages and attorneys’ fees and costs, among other relief.

The Defendants deny the plaintiffs’ allegations and have, and intend to continue to, defend themselves vigorously against the plaintiffs’ allegations.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of March 31, 2016 for each portfolio company in which we had an investment. The general terms of our investments are described in “Business — Investment Process.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
Palantir Technologies, Inc.
100 Hamilton Avenue, Suite 300, Palo Alto, CA 94301	Data Analysis	Preferred shares, Series G	326,797	$1,008,968	$2,470,710	*
		Common shares, Class A	5,773,690	16,189,935	43,645,831	*
Total				17,198,903	46,116,541
Dropbox, Inc.
185 Berry Street, #400, San Francisco, CA 94107	Online Storage	Preferred shares, Series A-1	552,486	5,015,773	8,077,079	*
		Common shares	760,000	8,641,153	11,107,661	*
Total				13,656,926	19,184,740
Spotify Technology S.A.
Birger Jarlsgatan 61, Stockholm, Sweden 113 56	Music Streaming Service	Common shares	9,541	13,599,572	16,219,700	*
Coursera, Inc.
381 E. Evelyn Avenue, Mountain View, CA 94041	Online Education	Preferred shares, Series B	2,961,399	14,519,519	14,435,486	23.05%
Solexel, Inc.
1530 McCarthy Boulevard, Milpitas, CA 95035	Solar Power	Preferred shares, Series D	1,613,413	2,419,751	2,419,151	2.39%
		Preferred shares, Series C	5,300,158	11,598,648	11,607,346	6.26%
Total				14,018,399	14,026,497
PayNearMe, Inc.
292 Gibraltar Drive, #104, Sunnyvale, CA 94089	Cash Payment Network	Preferred shares, Series E	5,480,348	14,000,398	13,974,887	37.14%
Lyft, Inc.
548 Market Street, #68514, San Francisco, CA 94101	Peer to Peer Ridesharing	Preferred shares, Series E	128,563	2,503,585	3,177,630	*
		Preferred shares, Series D	427,933	4,342,478	10,506,132	1.73%
Total				6,846,063	13,683,762
Twitter, Inc.
1355 Market Street, Suite 900, San Francisco, CA 94103	Social Communication	Common shares	800,600	14,271,866	13,249,930	*
Declara, Inc.
977 Commercial Street, Palo Alto, CA 94303	Social Cognitive Learning	Convertible Promissory Note 6% Due 12/30/2016	$2,000,000	2,000,000	2,000,000	—
		Preferred shares, Series A	10,716,390	9,999,999	9,999,999	20.86%
Total				11,999,999	11,999,999
Curious.com Inc.
100 Middlefield Road, Menlo Park, CA 94025	Online Education	Preferred shares, Series B	3,407,834	12,000,006	11,995,576	61.54%
General Assembly Space, Inc.
10 E. 21st Street, 4th Floor, New York, NY 10010	Online Education	Preferred shares, Series C	126,552	2,999,978	5,815,601	11.76%
		Common shares	133,213	2,999,983	5,805,286	2.60%
Total				5,999,961	11,620,887

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
JAMF Holdings, Inc.
301 4th Avenue S., #1075, Minneapolis, MN 55415	Mobile Device Management	Preferred shares, Series B	73,440	$9,999,928	$11,405,305	28.57%
Avenues Global Holdings, LLC
11 E. 26th Street, #17, New York, NY 10010	Globally-focused Private School	Preferred shares, Junior Preferred Stock	10,014,270	10,151,854	10,795,434	7.75%
StormWind, LLC
14646 N. Kierland Boulevard, #120, Scottsdale, AZ 85254	Interactive Learning	Preferred shares, Series C	2,779,134	4,000,787	5,212,820	100.00%
		Preferred shares, Series B	3,279,629	2,019,687	5,010,584	100.00%
		Preferred shares, Series A	366,666	110,000	560,189	2.38%
Total				6,130,474	10,783,593
Ozy Media, Inc.
800 W. El Camino Real, #260, Mountain View, CA 94040	Daily News and Information Site	Preferred shares, Series B	922,509	4,999,999	4,667,956	18.18%
		Preferred shares, Series A	1,090,909	3,000,200	3,888,493	44.89%
		Preferred shares, Series Seed	500,000	500,000	1,524,555	16.53%
Total				8,500,199	10,081,004
Lytro, Inc.
1300 Terra Bella Avenue, Mountain View, CA 94043	Light Field Imaging Platform	Preferred shares, Series C-1	3,378,379	10,000,002	10,000,002	12.55%
Dataminr, Inc.
99 Madison Avenue, New York, NY 10016	Social Media Analytics	Preferred shares, Series C	301,369	1,100,909	2,193,700	3.21%
		Preferred shares, Series B	904,977	2,063,356	6,587,434	15.10%
Total				3,164,265	8,781,134
SugarCRM, Inc.
10050 N. Wolfe Road, Cupertino, CA 95014	Customer Relationship	Preferred shares, Series E	373,134	1,500,522	1,858,207	10.64%
	Manager	Common shares	1,524,799	5,476,502	6,768,255	4.20%
Total				6,977,024	8,626,462
NestGSV, Inc. (d/b/a GSV Labs, Inc.)(4)
425 Broadway Street, Redwood City, CA 94063	Incubator	Convertible Promissory Note 8% Due 6/30/2016	$500,000	500,000	500,000	—
		Preferred shares, Series D	3,720,424	4,904,498	4,960,565	88.15%
		Preferred shares, Series C	1,561,625	2,005,730	1,733,404	69.82%
		Preferred shares, Series B	450,001	605,500	—	43.44%
		Preferred shares, Series A	1,000,000	1,021,778	—	100.00%
		Common shares	200,000	1,000	—	9.61%
		Preferred warrants, Series D – $1.33 Strike Price, Expiration Date 10/6/2019	500,000	—	100,000	11.85%
		Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019	187,500	—	22,500	8.38%
Total				9,038,506	7,316,469
Fullbridge, Inc.
38 Chauncy Street, Boston, MA 02111	Business Education	Convertible Promissory Note 10% Due 3/2/2016	$1,030,507	1,030,912	1,030,506	—
		Convertible Promissory Note 10% Due 3/14/2017	$1,000,000	1,000,000	1,000,000	—
		Preferred shares, Series D	1,655,167	2,957,062	2,573,785	9.28%
		Preferred shares, Series C	1,728,724	3,193,444	1,344,083	53.90%
		Common Warrants – Strike Price $0.91, Expiration Date 3/22/2020	186,170	23,521	7,447	1.34%

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
		Common Warrants – Strike Price $0.91, Expiration Date 3/2/2020	283,106	$35,767	$11,324	2.04%
		Common Warrants – Strike Price $0.91, Expiration Date 5/16/2019	192,308	24,296	7,692	1.38%
		Common Warrants – Strike Price $0.91, Expiration Date 4/3/2019	412,088	52,063	16,484	2.96%
		Common Warrants – Strike Price $0.91, Expiration Date 12/11/2018	82,418	10,413	2,473	0.59%
		Common Warrants – Strike Price $0.91, Expiration Date 10/10/2018	82,418	10,412	2,473	0.59%
		Common Warrants – Strike Price $0.91, Expiration Date 2/18/2019	714,286	90,242	21,429	5.14%
Total				8,428,132	6,017,696
Enjoy Technology, Inc.(5)
171 Constitution Drive, Menlo Park, CA 94025	Online Shopping	Preferred shares, Series B	1,681,520	4,000,280	4,000,000	7.56%
		Preferred shares, Series A	879,198	1,002,440	1,439,400	3.77%
Total				5,002,720	5,439,400
Chegg, Inc.
3990 Freedom Circle, Santa Clara, CA 95054	Textbook Rental	Common shares	1,182,792	14,022,863	5,275,252	1.31%
Course Hero, Inc.
1400B Seaport Boulevard, Redwood City, CA 94063	Online Education	Preferred shares, Series A	2,145,509	5,000,001	5,103,870	32.55%
GSV Sustainability Partners
2925 Woodside Road, Woodside, CA 94062	Clean Technology	Preferred shares, Class A	14,300,000	7,151,412	5,005,000	100.00%
		Common shares	100,000	10,000	—	50.00%
Total				7,161,412	5,005,000
Knewton, Inc.
100 5th Avenue, New York, NY 10011	Online Education	Preferred shares, Series E	375,985	4,999,999	4,953,723	14.60%
Whittle Schools, LLC
11 E. 26th Street, 17th Floor, New York, NY 10010	Globally-focused Private School	Preferred shares, Series B	3,000,000	3,000,000	3,000,000	100.00%
		Common shares	229	1,577,097	1,500,000	22.90%
Total				4,577,097	4,500,000
Parchment, Inc.
6263 N. Scottsdale Road, Suite 330, Scottsdale, AZ 85250	E-Transcript Exchange	Preferred shares, Series D	3,200,512	4,000,982	4,000,000	8.49%
CUX, Inc. (d/b/a CorpU)
401E Winding Hill Road, #200D, Mechanicsburg, PA 17055	Corporate Education	Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018	$1,080,000	1,080,000	1,080,000	—
		Convertible preferred shares, Series D	169,033	778,607	775,861	8.67%
		Convertible preferred shares, Series C	615,763	2,006,077	1,913,484	56.21%
		Preferred warrants, $4.59 Strike Price, Expiration Date 2/25/2018	16,903	—	3,043	*
Total				3,864,684	3,772,388

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
DogVacay, Inc.
820 Broadway, Santa Monica, CA 90401	Dog Boarding	Preferred shares, Series B-1	514,562	$2,506,119	$2,500,771	10.00%
SharesPost, Inc.
221 Pine Street, San Francisco, CA 94104	Online Marketplace Finance	Preferred shares, Series B	1,771,653	2,259,716	2,249,999	21.61%
		Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018	770,934	23,128	177,315	8.24%
Total				2,282,844	2,427,314
Maven Research, Inc.
466 Green Street, San Francisco, CA 94133	Knowledge Networks	Preferred shares, Series C	318,979	2,000,447	1,999,998	100.00%
		Preferred shares, Series B	49,505	217,206	249,691	17.04%
Total				2,217,653	2,249,689
DreamBox Learning, Inc.
305 108th Avenue NE, #200, Bellevue, WA 98004	Education Technology	Preferred shares, Series A-1	7,159,221	1,502,362	1,258,025	10.35%
		Preferred shares, Series A	3,579,610	758,017	629,012	6.82%
Total				2,260,379	1,887,037
Clever, Inc.
1263 Mission Street, San Francisco, CA 94103	Education Software	Preferred shares, Series B	1,799,047	2,000,601	1,505,161	5.87%
Circle Media (f/k/a. S3 Digital Corp. (d/b/a S3i))
85 Fifth Avenue, 12th floor, New York, NY 10003	Sports Analytics	Promissory Note 12%, 11/18/2016	$25,000	26,544	25,000	—
		Preferred shares, Series A	1,864,495	1,777,576	1,048,957	31.08%
		Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022	5,360	576	107	*
		Preferred warrants, $1.17 Strike Price, Expiration Date 8/29/2021	175,815	—	3,516	2.93%
		Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021	38,594	—	772	*
		Preferred warrants, $1.17 Strike Price, Expiration Date 9/30/2020	160,806	—	3,216	2.68%
		Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	500,000	31,354	15,000	8.34%
Total				1,836,050	1,096,568
EdSurge, Inc.
1801 Murchison Drive, Suite 220, Burlingame, CA 94010	Education Media Platform	Preferred shares, Series A-1	378,788	501,360	501,682	17.91%
		Preferred shares, Series A	494,365	500,801	526,632	16.63%
Total				1,002,161	1,028,314
Strategic Data Command, LLC
111 W. Evelyn Avenue, Mountain View, CA 94041	Software Development	Common shares	2,400,000	989,277	1,001,650	6.65%
Aspiration Partners, Inc.
4640 Admiralty Way, Suite 725 Marina Del Rey, CA 90292	Financial Services	Preferred shares, Series A	18,009	1,001,815	913,980	4.78%

Portfolio Investments	Industry	Type of Investment	Number of Shares/ Principal	Cost(1)	Fair Value(2)	% of Class Held(3)
4C Insights (f/k/a The Echo Systems Corp.)
1 E. Upper Wacker Drive, Suite 2920, Chicago, IL 60601	Social Data Platform	Preferred shares, Series A	512,365	$1,436,404	$850,210	43.30%
Tynker (f/k/a Neuron Fuel, Inc.)
480 San Antonio Road, #100, Mountain View, CA 94040	Computer Software	Preferred shares, Series A	534,162	309,310	786,715	6.00%
AlwaysOn, Inc.
PO Box 620454, Woodside, CA 94062	Social Media	Preferred shares, Series A-1	4,465,925	876,023	89,319	41.95%
		Preferred shares, Series A	1,066,626	1,027,391	127,995	69.21%
		Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	109,375	—	—	7.10%
Total				1,903,414	217,314
Cricket Media (f/k/a ePals Inc.)
13625A Dulles Technology Drive, Herndon, VA 20171	Online Education	Common shares	1,333,333	2,448,959	133,678	3.88%
AliphCom, Inc. (d/b/a Jawbone)
99 Rhode Island Street, San Francisco, CA 94103	Smart Device Company	Common shares	150,000	793,152	130,910	*
Upwork Global Inc. (f/k/a Odesk Corporation)
441 Logue Avenue, Mountain View, CA 94043	Online Workplace Platform	Common Shares	25,159	183,269	114,964	*
Earlyshares.com, Inc.
1200 Brickell Avenue, #510, Miami, FL 33131	Equity Crowdfunding	Convertible Promissory Note 5%, 8/2/2016	$50,000	50,840	50,000	—
		Preferred shares, Series A	165,715	261,598	25,023	6.83%
Total				312,438	75,023
Orchestra One, Inc. (f/k/a Learnist Inc.)
500 3rd Street, #260, San Francisco, CA 94107	Consumer Health Technology	Common shares	57,026	4,959,614	4,361	*
Global Education Learning (Holdings) Ltd.
The Hong Kong Club Building, Suite 901, 3A Chater Road, Central Hong Kong	Education Technology	Preferred shares, Series A	2,126,475	675,495	—	30.12%
Total Portfolio Investments				$288,250,708	$325,288,396

*	Percentage of class held represents less than 1.00% of fully diluted shares outstanding.
(1)	Amounts include transaction fees and costs.
(2)	Fair value was determined in good faith by our Board of Directors as of March 31, 2016.
(3)	Percentage of class held represents the percentage of fully diluted shares outstanding. Information regarding percentage of class held is based on information available to us with respect to the capitalization and capital structure of the respective portfolio company. There can be no assurance that such information is complete or accurate.
(4)	Mark Moe, who is the brother of Michael Moe, our Chief Executive Officer and Chairman of our Board of Directors, serves as Vice President of Business Development, Global Expansion for NestGSV, Inc. (d/b/a GSVlabs, Inc.). In addition, Diane Flynn, the spouse of Mark Flynn, our President and a member of our Board of Directors, serves as chief marketing officer of NestGSV, Inc.
(5)	Ron Johnson, the chief executive officer of Enjoy Technology, Inc., is the brother-in-law of Mark Flynn, our President and a member of our Board of Directors.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our net assets as of March 31, 2016:

Palantir Technologies, Inc.

Palantir Technologies, Inc. solves critical intelligence and security issues for government agencies, banks, and large institutions. Due to its unique approach in using and deploying data analysis for critical government, commercial, and non-profit institutions, Palantir does not face significant competition at the moment. However, Palantir’s business is subject to rapidly evolving technology, shifting customer and governmental needs and frequent introductions of new products and services.

Dropbox, Inc.

Dropbox, Inc. is a provider of cloud storage that enables users to store and share files across the internet. Dropbox faces competition in the cloud-based storage services and file-syncing services markets. In addition, Dropbox’s business is subject to rapidly evolving technology, shifting customer needs and frequent introductions of new products and services. Dropbox also relies on a combination of trade secrets, patents, copyrights and trademarks, as well as contractual protections, to establish and protect its intellectual property rights.

Spotify Technology S.A.

Spotify Technology is a leading on-demand music and video service. Spotify faces competition on a global basis from companies such as Apple Inc., and its Apple Music service, and Alphabet Inc., and its YouTube Red service. Spotify’s competitive advantages include being the leader in the on-demand music industry, offering a product that provides a high-quality experience to listeners and having a strong management team that brings innovative new products to the market. Spotify’s business model is dependent on striking reasonable contracts with major record labels and on retaining top engineering talent.

Coursera, Inc.

Coursera, Inc. is an education platform that partners with top universities and organizations worldwide to offer courses online for anyone to take. While a leader in the online higher-education space, Coursera faces competition from a select group of other companies, and it competes to attract and engage learners worldwide. Coursera relies on partnerships with University partners from around the World, as well as trademark, copyright and patent laws, to protect its brand and other intellectual property rights.

Solexel, Inc.

Solexel, Inc. is a solar-solutions manufacturer that creates solar-panel technology and products for commercial and residential customers. Solexel competes in the large global solar and energy market with a diverse set of other providers. Solexel relies on its patents and trade secrets to protect its proprietary technology, is dependent on retaining top engineering talent and is subject to regulatory changes in the solar industry.

PayNearMe, Inc.

PayNearMe, Inc. is a payments platform for primarily cash-centric consumers (e.g., those who are un-banked or under-banked) and competes with other payment solutions that serve cash-centric consumers. PayNearMe has built proprietary technology in its products, and its performance is impacted by the quality of talent it can attract and retain. As a payment product, PayNearMe must work with regulators on a consistent basis to ensure it remains in compliance with applicable law.

Lyft, Inc.

Lyft, Inc. is an on-demand, ride-sharing network for urban transportation, an emerging market in which it competes against Uber Technologies Inc. Lyft’s competitive advantages include a strong brand, quality service to passengers and an innovative management team. Lyft is dependent on strong network effects, passenger and driver growth, and is subject to various federal, state and municipal government regulations.

Twitter, Inc.

Twitter, Inc. is a social networking company and real-time information network that allows users to send and receive information. For the three months ended March 31, 2016, Twitter had approximately 310 million monthly average users spanning nearly every country.

Twitter faces strong competition in its business and competes against many companies to attract and engage users, including companies that have greater financial resources and substantially larger user bases and companies offering a variety of Internet and mobile device-based products, services and content. Twitter also faces significant competition for advertiser spending. The substantial majority of Twitter’s revenue is currently generated through third parties advertising on Twitter, and it competes against online and mobile businesses and traditional media outlets, such as television, radio and print, for advertising budgets. Twitter relies on a combination of confidentiality and license agreements with its employees, consultants and third parties with whom it has relationships, as well as trademark, trade dress, domain name, copyright, trade secret and patent laws, to protect its brand and other intellectual property rights.

Recent Developments

Subsequent to March 31, 2016, we closed on investments of $4,499,990, plus transaction costs in two portfolio companies. Subsequent to March 31, 2016, we sold investments of $10,952,019 net of transaction costs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for more information about these investments.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of seven members, four of whom are not “interested persons” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael T. Moe	53	Chief Executive Officer and Chair of the Board of Directors	2010	2018
Mark W. Flynn	60	President and Director	2011	2018
Mark D. Klein	54	Director	2011	2017
Independent Directors
Leonard A. Potter	54	Director	2011	2019
Ronald M. Lott	57	Director	2015	2019
Catherine J. Friedman	55	Director	2013	2019
Bradford C. Koenig	57	Director	2015	2018

The address for each of our directors is 2925 Woodside Road, Woodside, California 94062.

Executive Officers Who Are Not Directors

Name	Age	Position	Executive Officer Since
William F. Tanona	42	Chief Financial Officer, Treasurer and Corporate Secretary	2014
Carl M. Rizzo	65	Chief Compliance Officer	2014

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Moe is an “interested person” of GSV Capital as defined in the 1940 Act due to his position as our Chief Executive Officer and as a principal of and Chief Investment Officer for GSV Asset Management. Mr. Klein is an “interested person” of GSV Capital as defined in the 1940 Act due to his financial relationship as a consultant for GSV Asset Management. Mr. Flynn is an “interested person” of GSV Capital as defined in the 1940 Act due to his positions as our President and Co-Managing Partner of GSV Asset Management.

Michael T. Moe has served as our Chief Executive Officer and Chair of our Board of Directors since 2010 and is primarily responsible for overall investment strategies and portfolio management. Mr. Moe served as our President from 2010 to 2014. In addition, Mr. Moe co-founded GSV Asset Management and has served as its Chief Executive Officer, Co-Managing Partner and Chief Investment Officer since 2010. Prior to founding GSV Capital, in 2009 Mr. Moe co-founded and served as an advisor to Next Advisors, which became GSV Advisors in 2011. Also during this time, Mr. Moe co-founded and served as Chief Executive Officer of Next Up Media beginning in December 2009, which became GSV Media in May 2011. Mr. Moe previously co-founded and served as Chairman and Chief Executive Officer of ThinkEquity Partners, an investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to 2008. Prior to founding ThinkEquity, Mr. Moe served as head of Global Growth Research at Merrill Lynch from 1998 to 2001, and before that served as head of Growth Research and Strategy at Montgomery Securities from 1995 to 1998. In 2006, Mr. Moe published his critically acclaimed book Finding the Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow (Penguin/Portfolio Books, 2006). Mr. Moe also served as a member of the board of directors for Cricket Media Group, a K-12 social learning network, from 2010 until May 2016, and served as a director for 2U Inc., a leading provider of educational cloud-based software-as-a-service solution, from 2013 until June 2016. Mr. Moe earned his B.A. in Political Science and Economics at the University of Minnesota and is a CFA charter holder. Our Board of Directors has concluded that Mr. Moe’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark D. Klein has served as a member of our Board of Directors since 2011. Since 2010, Mr. Klein has also served as a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. In addition, Mr. Klein has served as a financial advisor at MK Capital Advisors, LLC since April 2012 and served as Chief Executive Officer and Co-Chairman of National Holdings Corporation from March 2013 to December 2014. Mr. Klein also served as a director of New University Holdings Corp. (“NUH”), a capital pool company listed on the TSX Venture Exchange, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc., a K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer and President and a director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the board of directors of Crumbs from May 2011 to March 2014. Mr. Klein served until 2009 as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein served on the board of directors of Great American Group until August 2014. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From April 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein was a registered representative at Ladenburg Thalmann & Co. Inc. from April 2005 to April 2012. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management, and also received a bachelor’s degree, with high distinction, in Business Administration from Emory University. Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Mark W. Flynn has served as a member of our Board of Directors since 2011 and has served as Co-Managing Partner of GSV Asset Management since 2013 and as our President since 2014. Mr. Flynn has also managed Trilogy Capital Partners (“Trilogy”), a Menlo Park, California based private investment firm, since its formation in 1997. Prior to forming Trilogy, Mr. Flynn worked in various capacities in the investment banking groups at Salomon Brothers and Volpe, Brown & Whelan. During his investment-banking career Mr. Flynn primarily worked with technology and health care companies. At Salomon Brothers, he was responsible for the Global Software and Internet investment banking activities. Previously Mr. Flynn worked for Arthur Young and Company in the High Technology practice. Mr. Flynn previously served as a regent at St. John’s University and as Chairman of The Preserve Company. He was also a member of the board of directors of the DAPER Fund at Stanford University as well as a number of privately held companies. He is a graduate of Saint John’s University in Collegeville, Minnesota and received an MBA from Harvard Business School. Our Board of Directors has concluded that Mr. Flynn’s extensive familiarity with the financial and investment management industries and experience evaluating technology-related companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Independent Directors

The following directors are not “interested persons” of GSV Capital, as defined in the 1940 Act.

Leonard A. Potter has served as a member of our Board of Directors since 2011. Mr. Potter has also served as the President and Chief Investment Officer of Wildcat Capital Management, LLC, a registered investment adviser since 2011. In addition, since April 2015, Mr. Potter has served as Chief Executive Officer of Infinity Q Capital Management, LLC, a registered investment adviser. From August 2009 to August 2011, Mr. Potter served as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. Mr. Potter also served as Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) from 2002 to 2009. While at SFM, Mr. Potter served from May 2005 through July 2009 as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Since 2011 and 2009, respectively, Mr. Potter has been a member of the board of directors of Solar Senior Capital, Ltd. and Solar Capital Ltd., each a business development company. In addition, Mr. Potter has previously served as a board member of several other public companies. He also serves on the boards of several private companies and is a member of the Investment Committee of the Board of Trustees for Brandeis University. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Ronald M. Lott has served as a member of our Board of Directors since February 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the Chief Executive Officer of Lott Auto Ventures, LLC since 2004. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc., a provider of consumer finance and credit insurance products and services, since 2013. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Since 2013, Mr. Lott has been a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994. Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Catherine J. Friedman has served as a member of our Board of Directors since 2013. Ms. Friedman has served as an independent consultant serving public and private growth companies since 2006. Prior to that, Ms. Friedman held numerous positions over a 23-year investment banking career with Morgan Stanley & Co., including Managing Director from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice from 1993 to 2006. Ms. Friedman has served as a member of the board of directors of

Yahoo! Inc. since March 2016 and serves on its nominating and corporate governance committee. Ms. Friedman has also served on the board of directors of Radius Health, Inc., a biopharmaceutical company, since 2015, where she sits on the audit committee and compensation committee. She has also served as a member of the board of directors of Innoviva, Inc., a publicly traded royalty management company, since 2014, where she serves on the audit and compensation committees. Further, Ms. Friedman has served on the board of directors of XenoPort, Inc., a publicly traded biopharmaceutical company, since 2007 and also serves on its audit and governance committees. Ms. Friedman served on the board of Enteromedics, a publicly traded medical device company, from 2007 to May 2016, where she also served as the Chair of its audit committee. Ms. Friedman is a member of the Board of Trustees for Sacred Heart Schools in Atherton. She has a B.A. from Harvard University and received an MBA from the University of Virginia’s Darden School of Business. Our Board of Directors has concluded that Ms. Friedman’s experience as an independent consultant to growth companies in both private and public markets, along with her extensive experience in the financial sector, provides valuable expertise to the Board of Directors, and that therefore, she is qualified to serve as a member of our Board of Directors.

Bradford C. Koenig has served as a member of our Board of Directors since February 2015. Mr. Koenig is the co-Founder of FoodyDirect.com, Inc., an online specialty foods marketplace, and has served as its Chief Executive Officer since 2011. Mr. Koenig also serves as a director of Theragenics Corporation, a medical device company, and NGP VAN, a technology provider for political campaigns and organizations, positions he has held since 2014 and 2010, respectively. Before founding FoodyDirect.com, Inc., Mr. Koenig served as an Adviser to Oak Hill Capital Partners, a private equity firm, from April 2008 to April 2011. Mr. Koenig previously worked for over twenty years at Goldman Sachs where he became one of the business leaders in the firm’s Investment Banking Division. Mr. Koenig was, from 1990 to 2005, the head of Goldman Sachs’ global technology banking practice and, from 2002 to 2005, he served as the co-head of Goldman Sachs’ Global Technology, Media and Telecommunications Group. Mr. Koenig is a graduate of Dartmouth College and Harvard Business School. Our Board of Directors has concluded that Mr. Koenig’s experience as Chief Executive Officer of FoodyDirect.com, Inc., combined with his extensive experience working in the financial and investment banking industries, provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Executive Officers Who Are Not Directors

William F. Tanona has served as our Chief Financial Officer, Treasurer and Secretary since June 2014. Mr. Tanona was a managing director at Fortress Investment Group from December 2011 to June 2014. Prior to joining Fortress in 2011, Mr. Tanona was a Managing Director at UBS AG from December 2010 to June 2011. Mr. Tanona was a Managing Director at Collins Stewart from May 2009 to June 2010. Mr. Tanona had previously spent over a decade at global investment banks including Goldman Sachs and JPMorgan as an equity research analyst covering financial institutions. Mr. Tanona graduated from Villanova University’s School of Business with an Accounting major. Mr. Tanona has been awarded the Chartered Financial Analyst (CFA) designation.

Carl M. Rizzo has served as our Chief Compliance Officer since June 2014. Mr. Rizzo has served as a director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. Mr. Rizzo has also served as the Chief Compliance Officer for GSV Growth Credit Fund Inc. since February 2016 and as the Chief Compliance Officer for TriplePoint Venture Growth BDC Corp. since it commenced operations in 2014. Further, he served as Chief Compliance Officer for Clearlake Capital Group LP from January 2014 until February 2015. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctor degree from the University of Richmond's T.C. Williams School of Law.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of GSV Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to GSV Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of GSV Capital and its stockholders at such times.

Presently, Mr. Moe serves as the Chair of our Board of Directors. Mr. Moe is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer of GSV Capital and a principal of and the Chief Investment Officer for GSV Asset Management. Mr. Moe’s history with the GSV Asset Management, familiarity with GSV Asset Management’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chair of our Board of Directors. Mr. Klein has served as our Designated Lead Director since March 2016. Mr. Klein is an “interested person” of GSV Capital as defined in Section 2(a)(19) of the 1940 Act due to his financial relationship as a consultant for GSV Asset Management.

Our view is that GSV Capital is best served through this existing leadership structure, as Mr. Moe’s and Mr. Klein’s relationships with GSV Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when non-independent directors serve as designated lead director and as Chair of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet GSV Capital’s needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, nominating and corporate governance committee, compensation committee and valuation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of GSV Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The compensation committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director compensation. The valuation committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.

Our Board of Directors role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee. During 2015, our Board of Directors held ten meetings, our Audit Committee held six meetings, our Nominating and Corporate Governance Committee held two meetings, our Valuation Committee held five meetings and our Compensation Committee held one meeting. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve, with the exception of Ronald M. Lott. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2015, all of our directors attended the annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee and which is made available on our website at http://investors.gsvcap.com/governance.cfm. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee is currently composed of Ms. Friedman and Messrs. Potter and Koenig, all of whom are considered independent under the rules of the Nasdaq Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Friedman serves as Chair of the Audit Committee. Our Board of Directors has determined that Ms. Friedman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation

S-K, as promulgated under the Exchange Act. Ms. Friedman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The members of the Nominating and Corporate Governance Committee are Ms. Friedman and Messrs. Potter and Lott, all of whom are considered independent under the rules of the Nasdaq Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•	are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	are willing and able to devote sufficient time to the affairs of GSV Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of GSV Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
•	have the capacity and desire to represent the balanced, best interests of the stockholders of GSV Capital as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and Valuation Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The Valuation Committee is presently composed of Ms. Friedman and Messrs. Potter, Koenig and Lott, all of whom are considered independent under the rules of the Nasdaq Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Koenig serves as Chair of the Valuation Committee.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at http://investors.gsvcap.com/governance.cfm. The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the Board of Directors regarding incentive compensation, to the extent we have any employees in the future, and equity-based plans, to the extent we are no longer externally managed. In addition, the Compensation Committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director compensation, and is responsible for annually reviewing the Investment Advisory Agreement by and between us and GSV Asset Management (the “Investment Advisory Agreement”) and recommending it to our Board of Directors for approval. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of Messrs. Lott, Koenig and Potter, all of whom are considered independent under the rules of the Nasdaq Capital Market and are not “interested persons” of GSV Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Michael T. Moe	—	—	—
Mark D. Klein	—	—	—
Mark W. Flynn	—	—	—
Independent Directors
Leonard A. Potter	$85,000	—	$85,000
R. David Spreng(3)	53,356	—	53,356
William V. Campbell(4)	0	—	0
Catherine J. Friedman	90,000	—	90,000
Bradford C. Koenig(5)	71,417	—	71,417
Ronald M. Lott(5)	73,903	—	73,903

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Spreng resigned from his position as a member of the Board of Directors on August 17, 2015.
(4)	Mr. Campbell, whose resignation from the Company became effective February 11, 2015, elected not to receive compensation for his service as a member of the Board of Directors.
(5)	Messrs. Koenig and Lott were each appointed to the Board of Directors effective February 11, 2015 and, as such, received compensation for service as directors only after such date.

Our independent directors currently receive an annual fee of $80,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board and committee meeting attended in person. In addition, the Chair of the audit committee receives an annual fee of $10,000 and each Chair of any other committee receives an annual fee of $5,000 for his or her additional services, if any, in these capacities. No compensation is paid to directors who are “interested persons” of GSV Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receive direct compensation from us. Mr. Moe, our Chief Executive Officer, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement, which includes any fees payable to GSV Asset Management under the terms of the Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under the Investment Advisory Agreement.

The compensation of our finance, compliance, operations and administrative staff is paid by our administrator, GSV Capital Service Company, under the terms of the Administration Agreement. We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Mr. Rizzo, our Chief Compliance Officer, is compensated under the terms of an agreement between GSV Capital Service Company and Alaric Compliance Services LLC. GSV Capital Service Company has retained Mr. Rizzo and Alaric Compliance Services LLC pursuant to its obligations under the Administration Agreement. We had $599,950 and $2,681,079 in costs incurred under the Administration Agreement during the three months ended March 31, 2016 and the fiscal year ended December 31, 2015, respectively.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that GSV Capital shall indemnify the director or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, GSV Asset Management, and its investment committee, composed of Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson. For more information regarding the business experience of Messrs. Moe, Tanona and Flynn, see “Management — Board of Directors and Executive Officers.” Biographical information for Messrs. Pampoulov and Hanson are set forth below. GSV Asset Management’s investment committee must approve each new investment that we make. Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any investment advisory fees paid by GSV Capital to GSV Asset Management. See “Conflicts of Interest and Related Party Transactions and Certain Relationships” and “Risk Factors” for more information about possible conflicts of interest faced by GSV Asset Management’s investment committee.

Investment Personnel

Our investment adviser is led by Michael T. Moe, our Chief Executive Officer, Chair of our Board of Directors and co-founder, Chief Executive Officer and Chief Investment Officer of GSV Asset Management, William F. Tanona, our Chief Financial Officer, Treasurer and Corporate Secretary, Mark W. Flynn, our President, Luben Pampoulov, co-founder, co-portfolio manager and managing director of GSV Asset Management and Matthew Hanson, managing director of GSV Asset Management. We consider Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson, who are the members of our investment adviser’s investment committee, to be our portfolio managers.

Our portfolio managers were providing management and advisory services to the following other entities as of March 31, 2016. We have no ownership interests in any of the entities included in the following table:

Name	Entity	Investment Focus	Total Assets(1)
GSV X Fund, LP	private fund	global long/short absolute return fund	$856,492
Coursera@GSV Fund, LP	private fund	SPV comprised of underlying investment of Coursera stock	$5,399,158
Coursera@GSV-EDBI Fund, LP	private fund	SPV comprised of underlying investment of Coursera stock	$4,999,999
GSV Ventures I LLC	private fund	venture capital/growth equity fund	$175,412,411
GSV Ventures II LLC	private fund	venture capital/growth equity fund	$3,228,849
GSV Ventures III LLC	private fund	venture capital/growth equity fund	$1,996,445

(1)	Total assets are calculated as of March 31, 2016. GSV X Fund had ceased operations as of June 30, 2016.

The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of July 20, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in GSV Capital(1)(2)
Michael T. Moe	$100,001 – $500,000
William F. Tanona	$50,001 – $100,000
Mark W. Flynn	$10,001 – $50,000
Luben Pampoulov	None
Matthew Hanson	$10,001 – $50,000

(1)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $5.73, the closing price of our common stock on the Nasdaq Capital Market on July 20, 2016.
(2)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or Over $1,000,000.

The following information pertains to the members of GSV Asset Management’s investment team who are not executive officers or directors of GSV Capital Corp. See “Management” for information about the members of GSV Asset Management’s team who are also executive officers or directors of GSV Capital Corp.

Luben Pampoulov is co-founder and Partner of GSV Asset Management and has been a co-portfolio manager of GSV Capital since 2011 and was a co-portfolio manager of GSV X Fund from 2010 until June 2016. Prior to starting GSV Asset Management, Mr. Pampoulov served as an analyst and co-portfolio manager at ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital and emerging growth companies, from 2007 to 2008. Mr. Pampoulov earned his BA from UCLA in 2006.

Matthew Hanson joined GSV Asset Management as a New York-based Partner in 2012. Prior to joining GSV Asset Management, Mr. Hanson served as Head of Corporate Finance for ThinkEquity Partners, where he worked from 2005 to 2011. From 2003 to 2004, Mr. Hanson was an investment banker in the Global Corporate & Investment Banking Division at Banc of America Securities, LLC, and was a financial analyst at Goldman, Sachs & Co. from 2001 to 2003. Mr. Hanson earned his BA in Economics (General Honors) from the University of Chicago in 2001. Mr. Hanson is a CFA charterholder and holds FINRA Series 24, 79, 7 and 66 licenses. He is a member of the New York Society of Securities Analysts, the Chicago Society of the University of Chicago and serves on the Board of Trustees of the Anne Carlsen Center.

Compensation

None of the members of GSV Asset Management’s investment team receive any direct compensation from us in connection with the management of our portfolio. Messrs. Moe, Tanona, Flynn, Pampoulov and Hanson, through their financial interests in GSV Asset Management, are entitled to a portion of any profits earned by GSV Asset Management, which includes any fees payable to GSV Asset Management under the terms of our Investment Advisory Agreement, less expenses incurred by GSV Asset Management in performing its services under our Investment Advisory Agreement. The compensation paid by GSV Asset Management to its other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus. See “Investment Advisory Agreement” for more information about the fees payable by us to GSV Asset Management.

INVESTMENT ADVISORY AGREEMENT

Management Services

GSV Asset Management serves as our investment adviser. GSV Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, GSV Asset Management manages the day-to-day operations of, and provides investment advisory services to, GSV Capital. Under the terms of the Investment Advisory Agreement, GSV Asset Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	performs due diligence on prospective portfolio companies;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	closes, monitors and services the investments we make; and
•	provides us with such other investment advisory, research and related services as we, from time to time, reasonably require for the investment of our funds.

GSV Asset Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For example, GSV Asset Management also currently manages, and may manage in the future, one or more additional vehicles with similar or alternative investment strategies. See “Portfolio Management” for more information about other funds managed by GSV Asset Management’s investment committee. GSV Asset Management does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both GSV Capital and the other funds that are currently or in the future may be managed by GSV Asset Management. However, to the extent it does identify such opportunities, GSV Asset Management will allocate such opportunities between GSV Capital and such other funds pursuant to an established procedure that is designed to ensure that such allocation is fair and equitable.

Management Fees

We pay GSV Asset Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to GSV Asset Management, and any incentive fees earned by GSV Asset Management, are ultimately borne by our common stockholders. In aggregate, we have paid GSV Asset Management $26,027,434 under the Investment Advisory Agreement for management and incentive fees earned during the fiscal years ended December 31, 2015, 2014 and 2013.

The base management fee is calculated at an annual rate of 2.00% of our gross assets, which is our total assets as reflected on our balance sheet (with no deduction for liabilities). For the period from the close of our IPO through and including December 31, 2011, the base management fee was payable monthly in arrears, and was calculated based on the initial value of our assets upon the closing of our IPO. For services rendered after December 31, 2011, the base management fee is payable monthly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal the lesser of:

•	20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and
•	20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Our realized capital gains from each investment, expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, will be compared to a hurdle rate of 8.00% per year. We will only pay an incentive fee on any realized capital gains from an investment that exceeds the hurdle rate. We will pay GSV Asset Management an incentive fee with respect to our realized capital gains from each investment as follows:

•	No incentive fee will be payable on the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, does not exceed the hurdle rate of 8.00% per year.
•	We will pay as an incentive fee 100% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds the hurdle rate of 8.00% per year but is less than a rate of 10.00% per year. We refer to this portion of our realized capital gains from each investment (which exceeds the hurdle rate but is less than 10.00%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of the amount of our realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.
•	We will pay as an incentive fee 20% of the amount of any realized capital gains from an investment that, when expressed as a non-compounded annual rate of return on the cost of such investment since we initially acquired it, exceeds a rate of 10.00% per year.

In no event, however, will we pay an incentive fee for any calendar year that exceeds 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following is a graphical representation of the calculation of our incentive fee with respect to a single investment:

Realized Capital Gains Received From Investment
(expressed as a non-compounded annual rate of return)

Percentage of realized capital gains from such investment
allocated to GSV Asset Management

For accounting purposes, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we are required to accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

Example:  Calculation of incentive fee

Alternative 1:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20,000,000 investment made on March 15 in Company A (“Investment A”), and $30,000,000 investment made on February 1 in Company B (“Investment B”)
•	Year 2: Investment A is sold on September 15 for $25,000,000, and fair market value (“FMV”) of Investment B is determined to be $28,000,000
•	Year 3: FMV of Investment B is determined to be $28,000,000
•	Year 4: Investment B is sold on March 1 for $38,000,000

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $5,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $1,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($5,000,000 - $2,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = 20% × $3,000,000
•	Maximum incentive fee = $600,000
•	Incentive fee paid = $600,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: None
•	Year 4: Incentive fee calculation:
•	Hurdle rate for Investment B = ($30,000,000) × (8% × (1,124 days/365))
•	Hurdle rate for Investment B = $7,390,685
•	Catch-up rate for Investment B = ($30,000,000) × (10% × (1,124 days/365))
•	Catch-up rate for Investment B = $9,238,356
•	Incentive fee on Investment B = 100% × ($8,000,000 - $7,390,685 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved)
•	Incentive fee on Investment B = $609,315

•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = (20% × $13,000,000) - ($600,000 (previously paid incentive fees))
•	Maximum incentive fee = $2,000,000
•	Incentive fee paid = $609,315 (because the incentive fee payable on Investment B does not exceed the maximum incentive fee)

Alternative 2:

Assumptions

•	Hurdle rate = 8.00% non-compounded annual rate of return
•	Hurdle rate = (purchase price) × (8% × (days owned/365))
•	Catch-up rate = 10.00% non-compounded annual rate of return
•	Catch-up rate = (purchase price) × (10% × (days owned/365))
•	Year 1: $20 million investment made on March 15 in Company A (“Investment A”), $30 million investment made on February 1 in Company B (“Investment B”), and $25 million investment made on September 1 in Company C (“Investment C”)
•	Year 2: Investment A is sold on September 15 for $50 million, FMV of Investment B is determined to be $25 million, and FMV of Investment C is determined to be $25 million
•	Year 3: FMV of Investment B is determined to be $27 million and Investment C is sold on December 1 for $30 million
•	Year 4: FMV of Investment B is determined to be $35 million
•	Year 5: Investment B is sold on March 1 for $20 million

The incentive fee would be calculated as follows:

•	Year 1: None
•	Year 2: Incentive fee calculation:
•	Hurdle rate for Investment A = ($20,000,000) × (8% × (550 days/365))
•	Hurdle rate for Investment A = $2,410,959
•	Catch-up rate for Investment A = ($20,000,000) × (10% × (550 days/365))
•	Catch-up rate for Investment A = $3,013,699
•	Incentive fee on Investment A = 20% × $30,000,000 (since the hurdle rate has been satisfied and the catch up has been fully achieved)
•	Incentive fee on Investment A = $6,000,000
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($30,000,000 - $5,000,000 (unrealized depreciation on Investment B))
•	Maximum incentive fee = $5,000,000
•	Incentive fee paid = $5,000,000 (because the incentive fee payable on Investment A exceeds the maximum incentive fee, the maximum incentive fee applies)
•	Year 3: Incentive fee calculation:
•	Hurdle rate for Investment C = ($25,000,000) × (8% × (822 days/365))

•	Hurdle rate for Investment C = $4,504,110
•	Catch-up rate for Investment C = ($25,000,000) × (10% × (822 days/365))
•	Catch-up rate for Investment C = $5,630,137
•	Incentive fee on Investment C = 100% × ($5,000,000 - $4,504,110 (since the hurdle rate has been satisfied, but the catch up has not been fully achieved))
•	Incentive fee on Investment C = $495,890
•	Maximum incentive fee = 20% × (cumulative realized capital gains - (cumulative realized losses + cumulative net unrealized depreciation)) - (previously paid incentive fees)
•	Maximum incentive fee = 20% × ($35,000,000 - $3,000,000 (unrealized depreciation on Investment B)) - ($5,000,000 (previously paid incentive fees))
•	Maximum incentive fee = $1,400,000
•	Incentive fee paid = $495,890 (because the incentive fee payable on Investment C does not exceed the maximum incentive fee)
•	Year 4: None
•	Year 5: None

We seek to deploy capital primarily in the form of non-controlling investments in our portfolio companies. Although we primarily invest through private secondary markets, to the extent we make a direct minority investment in a portfolio company, neither we, nor our investment adviser, GSV Asset Management, may have the ability to control the timing of when we realize capital gains or losses with respect to such investment. We expect the timing of such realization events to be determined by our portfolio companies in such cases. To the extent we have non-minority investments, or the securities we hold are traded on a private secondary market or public securities exchange, GSV Asset Management will have greater control over the timing of a realization event. In such cases, our Board of Directors will monitor such investments in connection with their general oversight of the investment management services provided by GSV Asset Management. In addition, as of the end of each fiscal quarter, we will evaluate whether the cumulative aggregate unrealized appreciation on our portfolio would be sufficient to require us to pay an incentive fee to our investment adviser if such unrealized appreciation were actually realized as of the end of such quarter, and if so, we will accrue an expense equal to the amount of such incentive fee. Any such accrual of incentive fees will be reflected in the calculation of our net asset value.

Payment of our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement. Our investment management fee compensates GSV Asset Management for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with on-site visits;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the Investment Advisory Agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses, and other costs of Board of Directors’ meetings;
•	brokerage commissions;
•	costs of preparing and mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; and
•	direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either GSV Capital Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other administrative support personnel.

All of these expenses are ultimately borne by our common stockholders.

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, are provided and paid for by GSV Asset Management.

Duration and Termination

The Investment Advisory Agreement was initially approved by our Board of Directors on March 28, 2011 and was most recently reapproved by our Board of Directors on March 2, 2016. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Asset Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

GSV Asset Management is a Delaware limited liability company. The principal executive offices of GSV Asset Management are located at 2925 Woodside Road, Woodside, CA 94062.

Board Approval of the Investment Advisory Agreement

Our Board of Directors determined at a meeting held on March 2, 2016 to reapprove the Investment Advisory Agreement. In its consideration of the reapproval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by GSV Asset Management over the term of the Investment Advisory Agreement, including our performance relative to other business development companies during the prior year;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives, including expenses related to investment due diligence, travel and investigating and monitoring investments;
•	any existing and potential sources of indirect income to GSV Asset Management or GSV Capital Service Company from their relationships with us and the profitability of those relationships, including the Investment Advisory Agreement and the Administration Agreement;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of GSV Asset Management and its affiliates;
•	GSV Asset Management’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to GSV Asset Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and related discussions, the Board of Directors concluded that fees payable to GSV Asset Management pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, GSV Capital Service Company, a Delaware limited liability company, furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. The principal executive offices of GSV Capital Service Company are located at 2925 Woodside Road, Woodside, CA 94062. Under the Administration Agreement, GSV Capital Service Company also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GSV Capital Service Company assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by GSV Capital Service Company in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services. Pursuant to its obligations under the Administration Agreement, GSV Capital Service Company has retained Carl Rizzo of Alaric Compliance Services LLC to serve as our Chief Compliance Officer.

In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and GSV Asset Management by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing investment advisory or administrative functions on behalf of GSV Asset Management. To the extent personnel retained by GSV Service Company perform administrative tasks for GSV Asset Management, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by GSV Asset Management. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the twelve months of operations following the date of this prospectus.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party, and upon a vote of a majority of our outstanding voting securities, or by the vote of our Board of Directors or by GSV Capital Service Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, GSV Capital Service Company and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company’s services under the Administration Agreement or otherwise as our administrator.

LICENSE AGREEMENT

We have entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, we have a right to use the GSV name for so long as the Investment Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, we will have no legal right to the “GSV” name.

CONFLICTS OF INTEREST AND RELATED PARTY
TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into the Investment Advisory Agreement with GSV Asset Management. GSV Asset Management is controlled by Michael T. Moe, our Chief Executive Officer and Chair of our Board of Directors. Mr. Moe, through his ownership interest in GSV Asset Management, is entitled to a portion of any profits earned by GSV Asset Management in performing its services under the Investment Advisory Agreement. Messrs. Moe, Tanona and Flynn, as principals of GSV Asset Management, collectively manage the business and internal affairs of GSV Asset Management. Mr. Klein, or entities with which he is affiliated, may receive fees from GSV Asset Management in connection with any offering of GSV Capital securities and, from time to time, for consulting or non-investment advisory services he may provide to GSV Asset Management. In addition, GSV Capital Service Company provides us with office facilities and administrative services pursuant to the Administration Agreement. GSV Asset Management controls GSV Capital Service Company. While there is no limit on the total amount of expenses we may be required to reimburse to GSV Capital Service Company, our administrator will only charge us for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to GSV Capital Service Company.

GSV Asset Management earned $1,958,000 in base management fees for the three months ended March 31, 2016. For the three months ended March 31, 2016, we reversed previously accrued incentive fees of $5,118,584 payable to GSV Asset Management. As of March 31, 2016, we were owed $1,623 from GSV Asset Management for reimbursement of expenses we paid that were the responsibility of GSV Asset Management. In addition, as of March 31, 2016, we owed GSV Asset Management $25,690 for earned incentive fees and, to a lesser extent, for the reimbursement of other expenses.

We reimburse GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our President, Chief Financial Officer, Chief Compliance Officer and other staff providing administrative services, which creates a conflict that our Board of Directors must monitor. During the three months ended March 31, 2016, pursuant to our Administration Agreement, we reimbursed GSV Capital Service Company $599,950 for overhead expenses, which includes the allocable portion of compensation expenses incurred by GSV Capital Service Company on our behalf for our finance, compliance, operations and administrative staff, as well as rent, the fees and expenses associated with performing compliance functions for GSV Asset Management, and its allocable portion of the compensation of any administrative support staff. We estimate that we will incur approximately $2.8 million in aggregate expenses under our Administration Agreement during the twelve months of operations following the date of this prospectus.

Mark Moe, who is the brother of our Chief Executive Officer, Michael Moe, serves as the Vice President of Business Development, Global Expansion, for NestGSV, Inc. (d/b/a GSV Labs, Inc.), one of our portfolio companies. Diane Flynn, who is the spouse of our President, Mark Flynn, serves as the Chief Marketing Officer for NestGSV, Inc. Ron Johnson, the chief executive officer of Enjoy Technology, Inc, one of our portfolio companies, is the brother-in-law of our President, Mark Flynn. As of March 31, 2016, the fair value of our investments in NestGSV, Inc. (d/b/a GSV Labs, Inc.), and Enjoy Technology, Inc. were $7,316,469 and $5,439,400, respectively. Another one of our portfolio companies, GSV Sustainability Partners, utilizes office space paid for by GSV Asset Management without paying us or GSV Asset Management any consideration for rent. We do not consider this an arms-length transaction.

In addition, our executive officers and directors, and the principals of our investment adviser, GSV Asset Management, serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which will divert their attention away from our business matters in a manner that might not be in the best interests of us or our stockholders. For example, as of July 20, 2016, GSV Asset Management also managed the Coursera Funds and served as sub-adviser to the GSV Ventures Funds, and will likely manage one or more private funds in the future. We have no ownership interests in the Coursera Funds or the GSV Ventures Funds. See “Portfolio Management” for more information about other funds managed by GSV Asset Management’s investment committee.

While the investment focus of each of these entities, including the GSV Ventures Funds and the Coursera Funds, may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while GSV Asset Management anticipates that it will from time to time identify investment opportunities that are appropriate for both us and the other funds that are currently or in the future may be managed by GSV Asset Management, to the extent it does identify such opportunities, GSV Asset Management has established an allocation policy to ensure that we have priority over such other funds. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between GSV Capital and any such other funds. See “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.”

GSV Asset Management is the owner of the “GSV” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and GSV Asset Management. GSV Asset Management and its principals also use and may permit other entities to use the “GSV” name and marks in connection with businesses and activities unrelated to our operations. The use of the “GSV” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interest of us or our stockholder and may result in actual or perceived conflicts of interest.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of July 20, 2016 with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Unless otherwise indicated, the address of all executive officers and directors is c/o GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors:
Michael T. Moe	32,959		*
Mark D. Klein	48,093	(3)	*
Mark W. Flynn	5,000		*
Independent Directors:
Leonard A. Potter	24,333		*
Ronald M. Lott	None		*
Catherine J. Friedman	None		*
Bradford C. Koenig	None		*
Executive Officers:
William F. Tanona	10,000		*
Carl M. Rizzo	None		*
Executive officers and directors as a group (9 persons)	120,385		*
Other:
Pine River Capital Management L.P.(4)	1,728,713		7.79%
Division of Investment, Department of Treasury, State of New Jersey(5)	1,300,000		5.86%

*	Represents less than one percent (1.0%)
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 22,181,003 shares of the Company’s common stock issued and outstanding as of July 20, 2016.
(3)	Includes 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein.
(4)	Based on information obtained in a Schedule 13G/A filed jointly by Pine River Capital Management L.P. and Mr. Brian Taylor on February 5, 2016. Pine River Capital Management L.P. and Mr. Taylor have shared voting and dispositive power over 1,728,713 shares. The address of Pine River Capital Management L.P. and Mr. Taylor is 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.
(5)	Based on information obtained in a Schedule 13G/A filed by the Division of Investment, Department of Treasury, State of New Jersey (the “New Jersey Division of Investment”) on January 15, 2016. The New Jersey Division of Investment beneficially owns and has sole dispositive and voting power over 1,300,000 shares. The address of the New Jersey Division of Investment is 50 West State Street, 9th Floor, P.O. Box 290, Trenton, NJ 08625.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our directors as of July 20, 2016.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael T. Moe	Over $100,000
Mark D. Klein	Over $100,000
Mark W. Flynn	$10,001 – $50,000
Independent Directors
Leonard A. Potter	Over $100,000
Ronald M. Lott	None
Catherine J. Friedman	None
Bradford C. Koenig	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on a price per share of our common stock of $5.73, the closing price of our common stock on the Nasdaq Capital Market on July 20, 2016. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million; or
v.	meets such other criteria as may be established by the SEC.
2.	Securities of any eligible portfolio company which we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in 1 through 4 above, or pursuant to the exercise of options, warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, other than office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the business development company, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a business development company, until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in “Qualifying Assets.” Further, business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Borrowings, such as the Convertible Senior Notes or the Credit Facility, can magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and GSV Asset Management have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. This code establishes procedures for personal investments and restricts certain transactions by our personnel. You may read and copy the code of ethics and our code of business conduct and ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics and our code of business conduct and ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and are available on our corporate governance webpage at http://investors.gsvcap.com/governance. Personnel subject to the joint code of ethics may invest in securiites for their personal investment accounts so long as such investments are made in accordance with the code’s requirements.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Carl M. Rizzo currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GSV Asset Management. The Proxy Voting Policies and Procedures of GSV Asset Management are set forth below. The guidelines will be reviewed periodically by GSV Asset Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to GSV Asset Management.

An investment adviser registered under the Advisers Act has a fiduciary duty to act in the best interests of its clients, without regard to the investment adviser’s financial or other interest. As part of this duty, we recognize that we must vote client securities in a timely manner, free of actual or apparent conflicts of interest and in the best interests of our clients (or, where the client is a pooled investment vehicle or other similar entity, the client’s equity interest holders (“stockholders”), viewed as a group rather than individually).

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to portfolio securities in what we perceive to be the best interests of our clients or, as applicable, their stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there are compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring the relevant client’s investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal without the prior approval of the Chief Compliance Officer and senior management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, GSV Asset Management, 2925 Woodside Road, Woodside, CA 94062 or compliance@gsvam.com.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Nasdaq Capital Market Requirements

We have adopted certain policies and procedures intended to comply with the Nasdaq Capital Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Other

You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Our internet address is www.gsvcap.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information on our website is not incorporated by reference into this prospectus or registration statement unless specifically so incorporated by reference herein.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act, or more frequently if required under the 1940 Act.

Securities that are publicly traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly traded or for which there are no readily available market quotations, including securities that trade on secondary markets for private securities, are valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. We also engage an independent valuation firm to perform independent valuations of our investments that are not publicly traded or for which there are no readily available market quotations. We may also engage an independent valuation firm to perform independent valuations of any securities that trade on private secondary markets, but are not otherwise publicly traded, where there is a lack of appreciable trading or a wide disparity in recently reported trades.

For those securities that are not publicly traded or for which there are no readily available market quotations, our Board of Directors, with the assistance of our Valuation Committee, will use the recommended valuations as prepared by management and the independent valuation firm, respectively, as a component of the foundation for its final fair value determination. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had others made the determination using the same or different procedures or had a readily available market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses implied by the valuation currently assigned to such investments. For those investments that are publicly traded, we generally record unrealized appreciation or depreciation based on changes in the market value of the securities as of the valuation date. Publicly traded securities that remain subject to lock-up restrictions are discounted accordingly. For those investments that are not publicly traded and for which there are no readily available market quotations, we record unrealized depreciation on such investments when we believe that an investment has become impaired, and record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as the net change in unrealized appreciation or depreciation.

We generally determine the fair value of our investments by considering a number of factors. The following represent factors that could impact our fair value determinations:

1.	Public trading of our portfolio securities, taking into consideration lock-up requirements and liquidity;
2.	Active trading of our portfolio securities on a private secondary market, where we have determined that there is meaningful volume and the transactions are considered arm’s length by sophisticated investors;
3.	Qualified funding rounds in the companies in which we are invested, where there is meaningful and reputable information available on size, valuation and investors; and
4.	Additional investments by us in current portfolio companies, where the price of the new investment differs materially from prior investments.

There is inherent subjectivity in determining the fair value of our investments. In addition, we will accrue as a liability, each time we calculate net asset value, the amount which we may owe our Adviser for the income incentive fee and the capital gains incentive fee, the latter of which is based on the amount of unrealized and realized capital appreciation. We expect that most of our portfolio investments, other than those for which market quotations are readily available and that may be sold without restriction, will be valued at fair value as determined in good faith by our Board of Directors, with the assistance of our valuation committee.

Determinations in Connection with Offerings

In connection with future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make a determination of our net asset value and a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. As a result, if you do not elect to opt out of the dividend reinvestment plan, you will be required to pay applicable federal, state and local taxes on any reinvested dividends even though you will not receive a corresponding cash distribution. In addition, reinvested dividends have the effect of increasing our gross assets, which may correspondingly increase the management fee payable to our investment adviser.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the acquisition, ownership and disposition of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary is limited to beneficial owners of our common stock that will hold such common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offering of the common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisers with respect to the tax consequences relating to the acquisition, ownership and disposition of our common stock.

A “U.S. stockholder” generally is a beneficial owner of common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantive decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “Non-U.S. stockholder” means a beneficial owner of common stock that is not a U.S. stockholder or a partnership for U.S. federal income tax purposes. A “Non-U.S. stockholder” does not include an individual present in the United States for 183 days or more in the taxable year of disposition of the common stock. Such a stockholder is encouraged to consult his or her own tax adviser regarding U.S. federal income tax consequences of the sale, exchange or other taxable disposition of the common stock.

Taxation of the Company

Election to Be Taxed as RIC

We elected to be treated as a RIC under the Code for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. For the fiscal year ended 2012, however, we failed to satisfy certain tests required for us to qualify as a RIC under the Code, and were therefore subject to corporate-level U.S. federal income tax. In September 2014, we filed our 2013 tax return as a RIC and sought to be granted RIC status for our 2013 taxable year; however, we determined we would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless we were certified by the SEC as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year. We have not received SEC Certification for our 2013 taxable year; however, in September 2015, we determined it was in the best interests of our stockholders to file our 2013 tax return as a C corporation.

So long as we qualify and maintain our status as a RIC, we generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of our investors and will not be reflected in our condensed consolidated financial statements.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to qualify for the special treatment accorded to RICs, we are required to distribute to our stockholders on a timely basis each year at least 90% of “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”), and to meet certain asset diversification requirements on a quarterly basis.

We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. We recognize the tax benefits of uncertain tax positions only when the position has met the “more-likely-than-not” threshold. We classify penalties and interest associated with income taxes, if any, as income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof. We have identified our major tax jurisdictions as U.S. federal and California.

Taxation of the Company as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then the following rules will apply to us. We will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income, including capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities and net income from “qualified publicly traded partnerships” (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (the “50% Diversification Test”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of “qualified publicly traded partnerships” (the “25% Diversification Test,” and together with the 50% Diversification Test, the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and such discrepancy is wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter for purposes of applying the rule described in the preceding sentence, assuming that it is not the first quarter of RIC qualification.

An alternative 50% Diversification Test applies to certain RICs that obtain SEC Certification for the applicable taxable year. Such SEC Certification may not be received earlier than 60 days prior to the close of the taxable year to which it applies. If a RIC has received this certification, then, for purposes of the 50% Diversification Test, securities of an issuer will be treated as good investments as long as the RIC’s basis in the securities of such issuer did not exceed 5% of the RIC’s total assets when acquired whether or not the RIC owns more than 10% of the voting securities of such issuer. This alternative test does not apply to the securities of any issuer if the RIC has continuously held securities of the issuer for 10 or more years preceding the applicable quarter end. The 25% Diversification Test is not affected by this alternative 50% Diversification Test.

We filed an application with the SEC for SEC Certification for our 2013 taxable year but have not received such SEC Certification. As such, in September 2015, we determined it was in the best interests of our stockholders to file our 2013 tax return as a C corporation. We elected, however, to be treated as a RIC for the 2014 taxable year, have qualified to be treated as a RIC for the 2015 taxable year and expect to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs.

As a result of converting from a C corporation to a RIC, we are required to pay a corporate-level U.S. federal income tax on the net amount of the net built-in gains, if any, in our assets (i.e., the amount by which the net fair market value of our assets exceeds our net adjusted basis in our assets) as of the date of conversion (i.e., January 1, 2014) to the extent that such gains are recognized by us during the applicable recognition period, which is the five-year period (or shorter applicable period) beginning on the date of conversion. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in the applicable period, the amount of realized gain (loss), the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gain will be an expense that will reduce the amount available for distribution to our stockholders. The built-in gain tax is calculated by determining a RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of the first RIC-year exceeds the aggregate adjusted basis of such assets at that time.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or if we receive contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as dividends and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

We will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss that we realize from the sale or exchange of warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we will qualify as a RIC and satisfy the Annual Distribution Requirement for the current taxable year and each future taxable year.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our U.S. stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless be treated as received by the U.S. stockholders for U.S. federal income tax purposes. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by non-corporate taxpayers on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders within 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. In accordance with these Treasury regulations and private letter rulings, on November 4, 2015, our Board of Directors declared a dividend of $2.76 per share to stockholders, paid in part cash and part shares of our common stock on December 31, 2015. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distributions” for more information.

As a RIC, we are required to apportion any items that are treated differently for alternative minimum tax (“AMT”) purposes between us and our U.S. stockholders, and such apportionment may affect our U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will nonetheless be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the U.S. stockholder purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum U.S. federal income tax rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income that year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, Qualifying Dividends and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would continue to be subject to U.S. federal income tax on all of our taxable income at regular corporate rates, regardless of whether we made any distributions to our stockholders. We would, however, be eligible to offset our net capital gains, if any, by any ordinary losses, including potential any net operating loss carryovers. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Any such dividend paid to a non-corporate U.S. stockholder would be eligible for the reduced maximum rates of tax applicable to qualified dividends provided that certain holding periods and other requirements were met. Subject to certain holding period requirements and other limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction with respect to such dividends. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent five years (or shorter applicable period), unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. If we have previously qualified as a RIC but subsequently fail to satisfy the 90% Income Test or the Diversification Test described above, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

In general, Non-U.S. stockholders that are not otherwise engaged in a U.S. trade or business will not be subject to U.S. federal income on distributions paid by us. However, distributions of our “investment company taxable income” generally are subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for future tax years.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax if properly reported by us as capital gain dividends unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the Non-U.S.

stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the Non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate Non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain Non-U.S. stockholders.

Non-U.S. stockholders will not generally be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale or other disposition of shares of our common stock.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income and is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax as described above and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. stockholder that is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. stockholder’s tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “Failure to Qualify as a RIC” above.

Backup Withholding and Information Reporting

U.S. stockholders.  Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient. U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. stockholders.  Information returns are required to be filed with the IRS in connection with payment of dividends on the common stock to Non-U.S. stockholders. Unless a Non-U.S. stockholder complies with certification procedures to establish that it is not a United States person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of the common stock. A Non-U.S. stockholder may be subject to backup withholding on these payments unless it complies with certification procedures to establish that it is not a United States person or otherwise establishes an exemption. The certification procedures required to claim the exemption from withholding tax on interest described above under “Taxation of Non-U.S. Stockholders” will satisfy the certification requirements necessary to avoid backup withholding as well.

Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an agreement with the United States to collect and share such information and comply with the requirements of such agreement and any enabling legislation or administrative rules or regulations. The types of income subject to the tax include U.S. source interest and dividends, and beginning January 1, 2019, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities that may be offered hereunder. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws.

Stock

The authorized stock of GSV Capital as of July 20, 2016 consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the Nasdaq Capital Market under the ticker symbol “GSVC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of equity securities as of July 20, 2016:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common stock	100,000,000	—	22,181,003

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2018, 2019, and 2017, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws, as authorized by our charter, provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the

SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued (i.e., the right to purchase one new share for a minimum of every three rights held). In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity, security or both to the trustee against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments; and

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments.
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the issuance of such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. As of the date of this prospectus, our stockholders have not authorized any issuance of warrants beyond those that would otherwise be permitted without stockholder approval under the 1940 Act.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering, up to $400,000,000 of our securities in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering. We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) with the consent of the majority of our common stockholders or (b) under such other circumstances as the SEC may permit. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Capital Market may engage in passive market making transactions in our common stock on the Nasdaq Capital Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by U.S. Bank National Association. The address of the custodian is One Federal Street, Boston, MA 02110. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Though we generally acquire and dispose of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. We paid $176,712, $1,125,364 and $2,625 in brokerage commissions for the fiscal years ended December 31, 2015, 2014 and 2013, respectively, for an aggregate sum of $1,304,701. The increase in 2014, as compared to 2013, was due primarily to an increase in the quantity and size of orders. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for GSV Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, GSV Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and GSV Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with any offering pursuant to this prospectus, will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The consolidated financial statements of GSV Capital Corp. as of December 31, 2015 and for the year then ended appearing in this prospectus and the related financial statement schedule 12-14 for the year ended December 31, 2015 included elsewhere in this registration statement, and the effectiveness of GSV Capital Corp.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in this registration statement. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements as of December 31, 2014, and for each of the two years in the period ended December 31, 2014, and the related financial statement schedule 12-14 for the year ended December 31, 2014 included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants located at 101 California St., Suite 2700, San Francisco, CA 94111, upon the authority of said firm as experts in giving said report.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 27, 2015, we informed Grant Thornton LLP (“Grant Thornton”) that we had elected to not renew our engagement of Grant Thornton as our independent registered public accounting firm. The decision was approved by the Audit Committee of our Board of Directors on April 27, 2015.

Grant Thornton’s reports on our financial statements for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and through April 27, 2015, there were no (a) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On April 27, 2015, upon the recommendation of the Audit Committee of our Board of Directors, our Board of Directors appointed Deloitte & Touche LLP (“Deloitte”) to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015, subject to ratification by our stockholders. Our stockholders ratified the Board of Director’s appointment by vote at our Annual Meeting of Stockholders held on June 3, 2015.

During the years ended December 31, 2014 and 2013, and through April 27, 2015, we did not consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s principal business address is 555 Mission St., San Francisco, CA 94105.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062, by telephone at (650) 235-4769, or on our website at http://www.gsvcap.com.

PRIVACY NOTICE

We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to our stockholders and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in us.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:

GSV Capital Corp.
2925 Woodside Road
Woodside, CA 94062
ATTN: Chief Compliance Officer

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2016	December 31, 2015
	(Unaudited)
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $22,330,392 and $21,830,392, respectively)(1)	$23,105,062	$22,871,790
Investments in affiliated securities (cost of $71,994,560 and $73,942,123, respectively)(1)	67,935,085	66,075,585
Investments in non-controlled/non-affiliated securities (cost of $193,925,756 and $197,577,328, respectively)	234,248,249	260,861,392
Investments in treasury bill (cost of $29,999,883 and $29,999,968, respectively)	29,999,883	30,000,000
Investments owned and pledged (amortized cost of $1,845,845 and $3,675,192, respectively)(2)	1,847,613	3,676,693
Total Investments (cost of $320,096,436 and $327,025,003, respectively)	357,135,892	383,485,460
Cash	4,381,411	13,349,877
Restricted cash	75,681	52,931
Due from:
GSV Asset Management(1)	1,623	220,770
Portfolio companies(1)	52,491	56,371
Interest and dividends receivable	185,534	97,183
Prepaid expenses and other assets	161,223	227,826
Deferred financing costs(3)	328,820	352,653
Total Assets	362,322,675	397,843,071
LIABILITIES
Due to:
GSV Asset Management(1)	25,690	5,047,429
Accounts payable and accrued expenses	393,161	105,587
Accrued incentive fees(1)	12,195,980	17,314,565
Accrued management fees(1)	655,912	683,423
Accrued interest payable	150,938	1,056,563
Payable for securities purchased	26,499,883	26,499,357
Deferred tax liability	12,476,155	12,476,155
Convertible Senior Notes payable 5.25% due September 15, 2018(2)(3)	66,863,075	66,649,047
Total Liabilities	119,260,794	129,832,126
Commitments and contingencies (Note 6)
Net Assets	$243,061,881	$268,010,945

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES – (continued)

	March 31, 2016	December 31, 2015
	(Unaudited)
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 22,181,003 issued and outstanding, respectively)	$221,810	$221,810
Paid-in capital in excess of par	237,757,527	237,757,527
Accumulated net investment loss	(16,087,030)	(16,634,037)
Accumulated net realized gains/(losses) on investments	(3,393,728)	2,681,342
Accumulated net unrealized appreciation of investments	24,563,302	43,984,303
Net Assets	$243,061,881	$268,010,945
Net Asset Value Per Share	$10.96	$12.08

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.
(2)	Refer to “Note 9 — Long Term Liabilities.” In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of March 31, 2016, five of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At March 31, 2016, the remaining government securities are shown on the Condensed Consolidated Statements of Assets and Liabilities as “Investments owned and pledged” with an amortized cost of $1,845,845. The Convertible Senior Notes have a face value of $69,000,000 due to the Company’s investors. Refer to “Note 9 — Long Term Liabilities” for a reconciliation of the carrying value to the face value.
(3)	Deferred debt issuance costs of $1,947,572 related to the Company’s issuance of the Convertible Senior Notes payable was previously classified as “Deferred Financing costs” as of December 31, 2015. In accordance with ASU 2015-03, this balance has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Condensed Consolidated Statements of Assets and Liabilities. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards,” as well as “Note 9 — Long Term Liabilities” for further detail.

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended March 31, 2016	Three months ended March 31, 2015
INVESTMENT INCOME
Interest income from controlled securities(1)	$4,889	$—
Interest income from affiliated securities(1)	92,478	51,231
Interest income from non-controlled/non-affiliated securities	5,285	7,793
Total Investment Income	102,652	59,024
OPERATING EXPENSES
Management fees(1)	1,958,000	1,921,128
(Reversal of Incentive fee accrual)/Incentive fees(1)	(5,118,584)	8,211,728
Costs incurred under Administration Agreement(1)	599,950	802,396
Directors’ fees	86,250	85,306
Professional fees	637,128	341,744
Interest expense	1,183,163	1,368,803
Other expenses	209,738	121,325
Total Operating Expenses	(444,355)	12,852,430
Benefit for taxes on net investment loss	—	5,223,611
Net Investment Income/(Loss)	547,007	(7,569,795)
Net Realized Gains/(Losses):
From non-controlled/non-affiliated securities	(6,075,070)	13,218,403
Net Realized Gains/(Losses) on investments	(6,075,070)	13,218,403
Provision for taxes on net realized gains on investments	—	(5,397,074)
Net Change in Unrealized Appreciation/(Depreciation) of investments:
From controlled securities(1)	(266,728)	(141,656)
From affiliated securities(1)	(1,148,187)	249,522
From non-controlled/non-affiliated securities	(18,006,086)	27,676,215
Net Change in Unrealized Appreciation/(Depreciation) of investments	(19,421,001)	27,784,081
Provision for taxes on unrealized appreciation of investments	—	(11,370,993)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(24,949,064)	$16,664,622
Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share
Basic	$(1.12)	$0.86
Diluted(2)	$(1.12)	$0.73
Weighted-Average Common Shares Outstanding
Basic	22,181,003	19,320,100
Diluted(2)	22,181,003	23,564,228

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.
(2)	For the three months ended March 31, 2016, 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net decrease in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. Refer to “Note 5 — Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Three months ended March 31, 2016	Three months ended March 31, 2015
Net Increase/(Decrease) in Net Assets Resulting from Operations
Net Investment Income/(Loss)	$547,007	$(7,569,795)
Net Realized Gains/(Losses) on Investments	(6,075,070)	13,218,403
Provision for Taxes on Realized Gains on Investments	—	(5,397,074)
Net Change in Unrealized Appreciation/(Depreciation) of Investments	(19,421,001)	27,784,081
Provision for Taxes on Unrealized Appreciation of Investments	—	(11,370,993)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(24,949,064)	16,664,622
Total Increase/(Decrease) in Net Assets	(24,949,064)	16,664,622
Net Assets at Beginning of Period	268,010,945	285,903,673
Net Assets at End of Period	$243,061,881	$302,568,295
Capital Share Activity
Shares Issued	—	—
Shares Outstanding at Beginning of Period	22,181,003	19,320,100
Shares Outstanding at End of Period	22,181,003	19,320,100

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three months ended March 31, 2016	Three months ended March 31, 2015
Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$(24,949,064)	$16,664,622
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized (gains)/losses on investments	6,075,070	(13,218,403)
Net change in unrealized (appreciation)/depreciation of investments	19,421,001	(27,784,081)
Deferred tax liability	—	11,544,456
Amortization of discount on Convertible Senior Notes	214,028	209,835
Amortization of deferred financing costs	23,833	57,345
Amortization of fixed income security premiums and discounts	(14,301)	(15,441)
Change in restricted cash	(22,750)	7,708
Purchases of investments in:
Portfolio investments	(6,005,951)	(8,990,125)
United States treasury bills	(29,999,883)	(100,013,333)
Proceeds from sales or maturity of investments in:
Portfolio investments	5,039,632	19,558,200
United States treasury bills	30,000,000	100,000,000
United States treasuries strips	1,834,000	1,816,000
Change in operating assets and liabilities:
Due from GSV Asset Management(1)	219,147	98,981
Due from portfolio companies(1)	3,880	7,920
Prepaid expenses and other assets	66,603	47,575
Interest and dividends receivable	(88,351)	(37,118)
Due to GSV Asset Management(1)	(5,021,739)	6,859
Payable for securities purchased	526	(488,359)
Accounts payable and accrued expenses	287,574	(108,038)
Accrued incentive fees(1)	(5,118,585)	8,211,728
Accrued management fees(1)	(27,511)	(67)
Accrued interest payable	(905,625)	(988,520)
Net Cash Provided by/(Used in) Operating Activities	(8,968,466)	6,587,744
Cash Flows from Financing Activities
Borrowings under Credit Facility	—	6,000,000
Repayments under Credit Facility	—	(8,000,000)
Net Cash Used in Financing Activities	—	(2,000,000)
Total Increase/(Decrease) in Cash Balance	(8,968,466)	4,587,744
Cash Balance at Beginning of Year	13,349,877	3,472,880
Cash Balance at End of Year	$4,381,411	$8,060,624
Supplemental Information:
Interest Paid	$2,088,788	$2,357,323
Taxes Paid	$—	$—
Non-Cash Operating Items
Transactions in Portfolio Company Investments
Structured notes converted to convertible notes	$—	$609,683

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2016
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Palantir Technologies, Inc.	Palo Alto, CA
Preferred shares, Series G	Data Analysis	326,797	$1,008,968	$2,470,710	1.02%
Common shares, Class A		5,773,690	16,189,935	43,645,831	17.96%
Total			17,198,903	46,116,541	18.98%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A-1	Online Storage	552,486	5,015,773	8,077,079	3.32%
Common shares		760,000	8,641,153	11,107,661	4.57%
Total			13,656,926	19,184,740	7.89%
Spotify Technology S.A.**	Stockholm, Sweden
Common shares	Music Streaming Service	9,541	13,599,572	16,219,700	6.67%
Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,519	14,435,486	5.94%
Solexel, Inc.	Milpitas, CA
Preferred shares, Series D	Solar Power	1,613,413	2,419,751	2,419,151	1.00%
Preferred shares, Series C		5,300,158	11,598,648	11,607,346	4.78%
Total			14,018,399	14,026,497	5.78%
PayNearMe, Inc.(1)	Sunnyvale, CA
Preferred shares, Series E	Cash Payment Network	5,480,348	14,000,398	13,974,887	5.75%
Lyft, Inc.	San Francisco, CA
Preferred shares, Series E	Peer to Peer Ridesharing	128,563	2,503,585	3,177,630	1.31%
Preferred shares, Series D		427,933	4,342,478	10,506,132	4.32%
Total			6,846,063	13,683,762	5.63%
Twitter, Inc.	San Francisco, CA
Common shares	Social Communication	800,600	14,271,866	13,249,930	5.45%
Declara, Inc.(1)
Convertible Promissory Note 6% Due 12/30/16***	Palo Alto, CA	$2,000,000	2,000,000	2,000,000	0.82%
Preferred shares, Series A	Social Cognitive Learning	10,716,390	9,999,999	9,999,999	4.11%
Total			11,999,999	11,999,999	4.93%
Curious.com Inc.(1)	Menlo Park, CA
Preferred shares, Series B	Online Education	3,407,834	12,000,006	11,995,576	4.94%
General Assembly Space, Inc.	New York, NY
Preferred shares, Series C	Online Education	126,552	2,999,978	5,815,601	2.39%
Common shares		133,213	2,999,983	5,805,286	2.39%
Total			5,999,961	11,620,887	4.78%
JAMF Holdings, Inc.	Minneapolis, MN
Preferred shares, Series B	Mobile Device Management	73,440	9,999,928	11,405,305	4.69%
Avenues Global Holdings, LLC (3)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-focused Private School	10,014,270	10,151,854	10,795,434	4.44%

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2016
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
StormWind, LLC(2)(5)	Scottsdale, AZ
Preferred shares, Series C	Interactive Learning	2,779,134	$4,000,787	$5,212,820	2.14%
Preferred shares, Series B		3,279,629	2,019,687	5,010,584	2.06%
Preferred shares, Series A		366,666	110,000	560,189	0.23%
Total			6,130,474	10,783,593	4.43%
Ozy Media, Inc.(1)	Mountain View, CA
Preferred shares, Series B	Daily News and Information Site	922,509	4,999,999	4,667,956	1.92%
Preferred shares, Series A		1,090,909	3,000,200	3,888,493	1.60%
Preferred shares, Series Seed		500,000	500,000	1,524,555	0.63%
Total			8,500,199	10,081,004	4.15%
Lytro, Inc.	Mountain View, CA
Preferred shares, Series C-1	Light Field Imaging Platform	3,378,379	10,000,002	10,000,002	4.11%
Dataminr, Inc.	New York, NY
Preferred shares, Series C	Social Media Analytics	301,369	1,100,909	2,193,700	0.90%
Preferred shares, Series B		904,977	2,063,356	6,587,434	2.71%
Total			3,164,265	8,781,134	3.61%
SugarCRM, Inc.	Cupertino, CA
Preferred shares, Series E	Customer Relationship	373,134	1,500,522	1,858,207	0.76%
Common shares	Manager	1,524,799	5,476,502	6,768,255	2.78%
Total			6,977,024	8,626,462	3.54%
NestGSV, Inc. (d/b/a GSV Labs, Inc.)(2)	Redwood City, CA
Convertible Promissory Note 8% Due 06/30/16***	Incubator	$500,000	500,000	500,000	0.21%
Preferred shares, Series D		3,720,424	4,904,498	4,960,565	2.04%
Preferred shares, Series C		1,561,625	2,005,730	1,733,404	0.71%
Preferred shares, Series B		450,001	605,500	—	—%
Preferred shares, Series A		1,000,000	1,021,778	—	—%
Common shares		200,000	1,000	—	—%
Preferred warrants, Series D – $1.33 Strike Price, Expiration Date 10/6/2019		500,000	—	100,000	0.04%
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019		187,500	—	22,500	0.01%
Total			9,038,506	7,316,469	3.01%
Fullbridge, Inc.(1)	Cambridge, MA
Convertible Promissory Note 10% Due 03/02/16***	Business Education	$1,030,507	1,030,912	1,030,506	0.43%
Convertible Promissory Note 10% Due 03/14/17***		$1,000,000	1,000,000	1,000,000	0.42%
Preferred shares, Series D		1,655,167	2,957,062	2,573,785	1.06%
Preferred shares, Series C		1,728,724	3,193,444	1,344,083	0.55%
Common Warrants – Strike Price $0.91, Expiration Date 3/02/2020		283,106	35,767	11,324	—%
Common Warrants – Strike Price $0.91, Expiration Date 3/22/2020		186,170	23,521	7,447	—%
Common Warrants – Strike Price $0.91, Expiration Date 5/16/2019		192,308	24,296	7,692	—%
Common Warrants – Strike Price $0.91, Expiration Date 4/03/2019		412,088	52,063	16,484	0.01%

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2016
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Common Warrants – Strike Price $0.91, Expiration Date 10/10/2018		82,418	10,412	2,473	—%
Common Warrants – Strike Price $0.91, Expiration Date 12/11/2018		82,418	$10,413	$2,473	—%
Common Warrants – Strike Price $0.91, Expiration Date 2/18/2019		714,286	90,242	21,429	0.01%
Total			8,428,132	6,017,696	2.48%
Enjoy Technology, Inc.	Menlo Park, CA
Preferred shares, Series B	Online Shopping	1,681,520	4,000,280	4,000,000	1.65%
Preferred shares, Series A		879,198	1,002,440	1,439,400	0.59%
Total			5,002,720	5,439,400	2.24%
Chegg, Inc.	Santa Clara, CA
Common shares	Textbook Rental	1,182,792	14,022,863	5,275,252	2.17%
Course Hero, Inc.	Redwood City, CA
Preferred shares, Series A	Online Education	2,145,509	5,000,001	5,103,870	2.10%
GSV Sustainability Partners(2)	Woodside, CA
Preferred shares, Class A	Clean Technology	14,300,000	7,151,412	5,005,000	2.06%
Common shares		100,000	10,000	—	—%
Total			7,161,412	5,005,000	2.06%
Knewton, Inc.	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	4,953,723	2.04%
Whittle Schools, LLC(1)(4)	New York, NY
Preferred shares, Series B	Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.23%
Common shares		229	1,577,097	1,500,000	0.62%
Total			4,577,097	4,500,000	1.85%
Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,982	4,000,000	1.65%
CUX, Inc. (d/b/a CorpU)(1)	San Francisco, CA
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018***(10)	Corporate Education	$1,080,000	1,080,000	1,080,000	0.44%
Convertible preferred shares, Series D		169,033	778,607	775,861	0.32%
Convertible preferred shares, Series C		615,763	2,006,077	1,913,484	0.79%
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018		16,903	—	3,043	—%
Total			3,864,684	3,772,388	1.55%
DogVacay, Inc.	Santa Monica, CA
Preferred shares, Series B-1	Dog Boarding	514,562	2,506,119	2,500,771	1.03%
SharesPost, Inc.(6)	San Bruno, CA
Preferred shares, Series B	Online Marketplace Finance	1,771,653	2,259,716	2,249,999	0.93%
Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018		770,934	23,128	177,315	0.07%
Total			2,282,844	2,427,314	1.00%

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2016
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Maven Research, Inc.(1)	San Francisco, CA
Preferred shares, Series C	Knowledge Networks	318,979	$2,000,447	$1,999,998	0.82%
Preferred shares, Series B		49,505	217,206	249,691	0.10%
Total			2,217,653	2,249,689	0.92%
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education Technology	7,159,221	1,502,362	1,258,025	0.52%
Preferred shares, Series A		3,579,610	758,017	629,012	0.26%
Total			2,260,379	1,887,037	0.78%
Clever, Inc.	San Francisco, CA
Preferred shares, Series B	Education Software	1,799,047	2,000,601	1,505,161	0.62%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))(1)	New York, NY
Promissory Note 12%, 11/18/2016***	Sports Analytics	$25,000	26,544	25,000	0.01%
Preferred shares, Series A		1,864,495	1,777,576	1,048,957	0.43%
Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022		5,360	576	107	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021		175,815	—	3,516	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021		38,594	—	772	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020		160,806	—	3,216	—%
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017		500,000	31,354	15,000	0.01%
Total			1,836,050	1,096,568	0.45%
EdSurge, Inc.(1)	Burlingame, CA
Preferred shares, Series A-1	Education Media Platform	378,788	501,360	501,682	0.21%
Preferred shares, Series A		494,365	500,801	526,632	0.22%
Total			1,002,161	1,028,314	0.43%
Strategic Data Command, LLC(1)(7)	Sunnyvale, CA
Common shares	Software Development	2,400,000	989,277	1,001,650	0.41%
Aspiration Partners, Inc.	Marina Del Rey, CA
Preferred shares, Series A	Financial Services	18,009	1,001,815	913,980	0.38%
4C Insights (f/k/a The Echo Systems Corp.)	Chicago, IL
Preferred shares, Series A	Social Data Platform	512,365	1,436,404	850,210	0.35%
Tynker (f/k/a Neuron Fuel, Inc.)	San Jose, CA
Preferred shares, Series A	Computer Software	534,162	309,310	786,715	0.32%
AlwaysOn, Inc.(1)	Woodside, CA
Preferred shares, Series A-1	Social Media	4,465,925	876,023	89,319	0.04%
Preferred shares, Series A		1,066,626	1,027,391	127,995	0.05%
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017		109,375	—	—	—%
Total			1,903,414	217,314	0.09%
Cricket Media (f/k/a ePals Inc.)**(8)	Herndon, VA
Common shares	Online Education	1,333,333	2,448,959	133,678	0.05%

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2016
(Unaudited)

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common shares	Smart Device Company	150,000	$793,152	$130,910	0.05%
Upwork Global Inc. (f/k/a Odesk Corporation)	Redwood City, CA
Common Shares	Online Workplace Platform	25,159	183,269	114,964	0.05%
Earlyshares.com, Inc.	Miami, FL
Convertible Promissory Note 5%, 8/02/2016(11)	Equity Crowdfunding	$50,000	50,840	50,000	0.02%
Preferred shares, Series A		165,715	261,598	25,023	0.01%
Total			312,438	75,023	0.03%
Orchestra One, Inc. (f/k/a Learnist Inc.)	San Francisco, CA
Common shares	Consumer Health Technology	57,026	4,959,614	4,361	0.01%
Global Education Learning (Holdings) Ltd.(1)**	Hong Kong
Preferred shares, Series A	Education Technology	2,126,475	675,495	—	—%
Total Portfolio Investments			288,250,708	325,288,396	133.83%
U.S. Treasury
U.S. Treasury Bill, 0%, due 4/7/2016		$30,000,000	29,999,883	29,999,883	12.34%
U.S. Treasury Strips(9)
United States Treasury Strip Coupon, 0.00% due 08/15/2016		$1,851,000	1,845,845	1,847,613	0.76%
Total Investments			$320,096,436	$357,135,892	146.93%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering. All investments are pledged as collateral, unless otherwise noted, to the Credit Facility. The Company’s officers and staff may serve on the board of directors of the Company’s portfolio investments.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Of GSV Capital Corp.’s total portfolio, 4.6% of its total investments are non-qualifying.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940, as amended. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(2)	Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940, as amended. A company is deemed to be a “Controlled Company” of GSV Capital Corp. if GSV Capital Corp. owns 25% or more of the voting securities of such company.
(3)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly owned subsidiary GSVC AV Holdings, Inc.
(4)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
March 31, 2016
(Unaudited)

(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary GSVC SW Holdings, Inc.
(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On October 22, 2013, Cricket Media (f/k/a ePals Inc.) priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. At March 31, 2016, GSV Capital Corp. valued Cricket Media based on its March 31, 2016 closing price. GSV Capital Corp.’s Chief Executive Officer, Michael Moe, serves on the board of directors for Cricket Media, which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law.
(9)	Refer to “Note 9 — Long Term Liabilities.” In accordance with the terms of the Company’s Convertible Senior Notes, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of March 31, 2016, five of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At March 31, 2016, the remaining government securities are shown on the Condensed Consolidated Schedule of Investments with an amortized cost of $1,845,845. These securities do not represent collateral under the Credit Facility, as these securities are pledged exclusively for the repayment of interest under the Convertible Senior Notes.
(10)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018). Interest began compounding annually on November 26, 2015.
(11)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by Earlyshares.com, Inc., or (b) the maturity of the note (August 2, 2016). Interest began compounding annually on February 26, 2015.

See notes to the condensed consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (the “Company” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment activities are managed by GSV Asset Management, LLC (“GSV Asset Management”), and GSV Capital Service Company, LLC (“GSV Capital Service Company”) provides the administrative services necessary for the Company to operate.

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. The Company’s shares are currently listed on the Nasdaq Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter of 2011.

The table below displays all the Company’s subsidiaries as of March 31, 2016. The “GSVC Holdings,” were formed to hold portfolio investments. The GSVC Holdings, including their associated portfolio investments are consolidated with the Company for accounting purposes, but have elected to be treated as separate entities for U.S. federal income tax purposes. GSV Capital Lending, LLC (“GCL”), was formed to originate portfolio loan investments within the state of California and is consolidated with the Company for accounting purposes. Refer to “— Summary of Significant Accounting Policies — Basis of Consolidation” below for further detail.

Subsidiary	Jurisdiction of incorporation	Formation Date	Percentage Owned
GCL	Delaware	April 13, 2012	100%
Subsidiaries below are referred to Collectively, the “GSVC Holdings”
GSVC AE Holdings, Inc. (“GAE”)	Delaware	November 28, 2012	100%
GSVC AV Holdings, Inc. (“GAV”)	Delaware	November 28, 2012	100%
GSVC NG Holdings, Inc. (“GNG”)	Delaware	November 28, 2012	100%
GSVC SW Holdings, Inc. (“GSW”)	Delaware	November 28, 2012	100%
GSVC WS Holdings, Inc. (“GWS”)	Delaware	November 28, 2012	100%
SPNPM Holdings LLC (“SPNPM”)	Delaware	July 12, 2013	100%
GSVC SVDS Holdings, Inc. (“SVDS”)	Delaware	August 13, 2013	100%

The Company’s investment objective is to maximize its portfolio’s total return, principally by seeking capital gains on its equity and equity-related investments. The Company invests principally in the equity securities of what it believes to be rapidly growing venture-capital-backed emerging companies. The Company acquires its investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. The Company may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria.

Summary of Significant Accounting Policies

Basis of Presentation

The interim unaudited condensed consolidated financial statements of the Company are prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. The Company is an investment company following the specialized accounting and reporting guidance specified in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services —

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Investment Companies. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2016. The interim unaudited condensed consolidated financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s annual report on Form 10-K for the year ended December 31, 2015.

Basis of Consolidation

Under Article 6 of Regulation S-X and the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, the Company is precluded from consolidating any entity other than another investment company, a controlled operating company which provides substantially all of its services and benefits to the Company and certain entities established for tax purposes where the Company holds a 100% interest. Accordingly, the Company’s condensed consolidated financial statements include its accounts and the accounts of the GSVC Holdings and GCL, its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of condensed consolidated financial statements requires the Company to make a number of significant estimates. These include estimates of the fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the condensed consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. The Company’s estimates are inherently subjective in nature and actual results could differ materially from such estimates.

Investments at fair value

The Company applies fair value accounting in accordance with GAAP and the AICPA’s Audit and Accounting Guide for Investment Companies. The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date.

Level 2 — Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table set forth in “Note 3 — Investments at Fair Value” may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Refer to “Levelling Policy” for a detailed discussion of the levelling of the Company’s financial assets or liabilities and events that may cause a reclassification within the fair value hierarchy.

Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they are subject to restrictions upon sale (such as lock-up restrictions), they may be discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services, brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined to be adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the board of directors or the valuation committee of the board of directors (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSV Asset Management responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;
3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review GSV Asset Management’s preliminary valuations and make their own independent assessment, for all investments for which there are no readily available market quotations;
4.	The Valuation Committee discusses the valuations and recommends to the Company’s board of directors a fair value for each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Company’s board of directors then discusses the valuations recommended by the Valuation Committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, the Company considers valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each method to determine the fair value of each investment.

The Company engages at least one independent valuation firm to perform valuations of its investments that are not publicly traded or for which there are no readily available market quotations. The Company considers the independent valuations provided by the valuation firm(s), among other factors, in making its fair value determinations. The table below shows the percentages of the Company’s investments for which there are no readily available market quotations, for which an independent valuation firm was engaged to perform valuations, during the current and prior fiscal year.

For the quarter ended March 31, 2015	100%
For the quarter ended June 30, 2015	100%
For the quarter ended September 30, 2015	100%
For the quarter ended December 31, 2015	100%
For the quarter ended March 31, 2016	100%

Equity Investments

Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. Equity investments with readily available market quotations that are subject to sales restrictions due to an initial public offering (“IPO”) by the portfolio company will be classified as Level 1. Any other equity investments with readily available market quotations that are subject to sales restrictions may be valued at a discount for a lack of marketability, (“DLOM”), to the most recently available closing market prices depending upon the nature of the sales restriction. These investments are generally classified as Level 2 assets. The DLOM used is generally based upon the market value of publicly traded put options with similar terms.

The fair values of the Company’s equity investments for which market quotations are not readily available are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the relevant portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company. In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.

In determining the value of equity or equity-linked securities (including warrants to purchase common or preferred stock) in a portfolio company, the Company considers the rights, preferences and limitations of such securities. In cases where a portfolio company’s capital structure includes multiple classes of preferred and common stock and equity-linked securities with different rights and preferences, the Company generally uses an option pricing model to allocate value to each equity-linked security, unless it believes a liquidity event such as an acquisition or a dissolution is imminent, or the portfolio company is unlikely to continue as a going concern. When equity-linked securities expire worthless, any cost associated with these positions is recognized as a realized loss on investments in the Condensed Consolidated Statements of Operations and Condensed Consolidated Statements of Cash Flows. In the event these securities are exercised into common or preferred stock, the cost associated with these securities is reassigned to the cost basis of the new common or preferred stock. These conversions are noted as non-cash operating items on the Condensed Consolidated Statements of Cash Flows.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Debt Investments

Given the nature of the Company’s current debt investments (excluding U.S. Treasuries), principally convertible and promissory notes issued by venture-capital-backed portfolio companies, these investments are Level 3 assets because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. The Company values its debt investments at estimated fair value as determined by the Company’s board of directors.

Warrants

The board of directors will ascribe value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Levelling Policy

The portfolio companies in which the Company invests periodically offer their shares in IPOs. The Company’s shares in such portfolio companies are typically subject to lock-up agreements for 180 days following the IPO. Upon the IPO date, the Company transfers its investment from Level 3 to Level 1 due to the presence of an active market, limited by the lock-up agreement. The Company prices the investment at the closing price on a public exchange as of the measurement date. In situations where the lock-up restrictions have expired, but other factors restrict the sale of the investment, the Company will consider the nature of any restrictions on the sale of the investment. The Company will classify the investment as either Level 2 subject to an appropriate DLOM to reflect the restrictions upon sale or as Level 1. The Company transfers investments between levels based on the fair value at the end of the measurement period in accordance with ASC 820.

Valuation of Other Financial Instruments

The carrying amounts of the Company’s other, non-investment, financial instruments, consisting of cash, receivables, accounts payable, and accrued expenses, approximate fair value due to their short-term nature. The embedded derivative liability is carried at fair value.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

GSV Capital is a non-diversified company within the meaning of the 1940 Act. GSV Capital classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. Refer to the Condensed Consolidated Schedules of Investments as of March 31, 2016 and December 31, 2015, respectively, for details regarding the nature and composition of the Company’s investment portfolio.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Cash

The Company places its cash with U.S. Bank, N.A. and Silicon Valley Bank, and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company believes that both U.S. Bank, N.A. and Silicon Valley Bank are high-quality financial institutions and that the risk of loss associated with any uninsured balance is remote.

Deferred Financing Costs

On December 31, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank, pursuant to which Silicon Valley Bank agreed to provide the Company with an $18 million credit facility (the “Credit Facility”). The Company recorded origination expenses related to the Credit Facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the expected life of the Credit Facility. In the event that the Company modifies or extinguishes the Credit Facility, it follows the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of the Credit Facility, any unamortized deferred costs are expensed. Included within deferred financing costs are offering costs incurred relating to the Company’s shelf registration statement on Form N-2. The Company defers these offering costs until capital is raised against the shelf registration statement or the shelf registration statement has expired. For equity capital raised, the offering costs reduce paid-in capital resulting from the offering. For debt capital raised, the associated offering costs are amortized over the life of the debt instrument using the effective interest method. As of March 31, 2016 and December 31, 2015, the Company had deferred financing costs of $328,820, and $352,653, respectively, on the Condensed Consolidated Statements of Assets and Liabilities.

	March 31, 2016	December 31, 2015
Unamortized origination costs	$153,517	$210,998
Deferred offering costs	175,303	141,655
Deferred Financing Costs	$328,820	$352,653

Restricted Cash

As of March 31, 2016 and December 31, 2015, the Company had Restricted Cash of $75,681 and $52,931, respectively, which is included on the Condensed Consolidated Statements of Assets and Liabilities. As of March 31, 2016 and December 31, 2015, Restricted Cash consisted of a deposit for the Company’s fidelity bond as well as excess funds remaining in escrow after the purchase of the government securities that will be used to make the scheduled interest payments on the Company’s $69 million aggregate principal amount of the Convertible Senior Notes, which bear interest at a fixed rate of 5.25% per year and mature on September 15, 2018 (the “Convertible Senior Notes”). See the table below and “Note 9 — Long Term Liabilities” for further detail.

	March 31, 2016	December 31, 2015
Deposit for the Company’s Fidelity Bond	$25,000	$25,000
Excess funds	50,681	27,931
Restricted Cash	$75,681	$52,931

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses not reimbursed by the issuer, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary markets, which may involve making deposits to escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise or assign its right of first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Condensed Consolidated Statement of Assets and Liabilities as Escrow deposits. At March 31, 2016 and December 31, 2015, the Company had no Escrow deposits.

Unrealized Appreciation or Depreciation of Investments

Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.

U.S. Federal and State Income Taxes

The Company has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the 2014 taxable year, qualified to elect to be treated as a RIC for the 2015 taxable year and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including payment-in-kind interest income, as defined by the Code, and net tax-exempt interest income (which is the excess of its gross tax-exempt interest income over certain disallowed deductions) for each taxable year and meet certain source of income and asset diversification requirements on a quarterly basis. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward into the next tax year ICTI in excess of current year dividend distributions. Any such carryforward ICTI must be distributed on or before December 31 of the subsequent tax year to which they were carried forward.

If the Company does not distribute (or is not deemed to have distributed) each calendar year a sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), it will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company will accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company was taxed as a regular corporation (a “C corporation”) under subchapter C of the Code, for its 2012 taxable year. In September 2014, the Company filed its 2013 tax return as a RIC and sought to be granted RIC status for its 2013 taxable year; however, the Company determined it would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless it was certified by the Securities and Exchange Commission (the “SEC”) as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year (such certification, an “SEC Certification”). The Company has not received such SEC Certification for its 2013 taxable year, and in September 2015, the Company determined it was in the best interests of its stockholders to file the 2013 tax return as a C corporation.

The Company determined, however, that it satisfied the requirements to qualify as a RIC for the 2014 taxable year and elected to be treated as a RIC in its 2014 tax return filed in September 2015. So long as the Company qualifies and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the condensed consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries, regardless of whether the Company is a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements.

If the Company is not treated as a RIC, the Company will be taxed as a C corporation under the Code for such taxable year. If the Company has previously qualified as a RIC but is subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Company would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would it be required to make distributions. Distributions, including distributions of net long-term capital gain, would generally be taxable to its stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Company would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intends to requalify as a RIC. If the Company fails to requalify as a RIC for a period greater than two taxable years, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that it elects to recognize on requalification or when recognized over the next five years. Refer to “Note 8 — Income Taxes” for further details regarding the Company’s tax status.

Per Share Information

Basic net increase/(decrease) in net assets resulting from operations per common share is computed using the weighted-average number of shares outstanding for the period presented. Diluted net increase/(decrease) in net assets resulting from operations per common share is computed by dividing net increase/(decrease) in net

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

assets resulting from operations for the period adjusted to include the pre-tax effects of interest incurred on potentially dilutive securities, by the weighted-average number of common shares outstanding plus any potentially dilutive shares outstanding during the period. The Company used the if-converted method in accordance with ASC 260 to determine the number of potentially dilutive shares outstanding. Refer to “Note 5 — Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.

Recently Adopted Accounting Standards

In April 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires companies to present debt issuance costs related to a recognized debt liability in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Debt issuance costs related to lines of credit are not required to be deducted from the carrying amount of that debt liability.

Public companies are required to apply ASU 2015-03 retrospectively for interim and annual reporting periods beginning after December 15, 2015. The Company has adopted this standard for the interim period ended March 31, 2016.

As a result, deferred financing costs of $1,947,572 as of December 31, 2015 related to the Convertible Senior Notes are now presented as a reduction to the Convertible Senior Notes in the Condensed Consolidated Statements of Assets and Liabilities. In prior periods, these deferred debt financing costs had been presented as assets on the Condensed Consolidated Statements of Assets and Liabilities. The unamortized balances of debt issuance costs related to the Credit Facility remain in Deferred financing costs on the Condensed Consolidated Statements of Assets and Liabilities. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Deferred Financing Costs” and “Note 9 — Long Term Liabilities” to our condensed consolidated financial statements as of March 31, 2016 for further detail.

On January 1, 2016, the Company adopted ASU 2015-02, Amendments to the Consolidation Analysis (ASC 810), which amends the guidance for determining whether an entity is a variable interest entity (“VIE”). ASU 2015-02 eliminates the separate consolidation guidance for limited partnerships and, with it, the presumption that a general partner should consolidate a limited partnership. In addition, ASU 2015-02 changes the guidance for determining if fee arrangements qualify as variable interests and the effect fee arrangements have on the determination of the primary beneficiary. Adoption of ASU 2015-02 did not affect the consolidation analysis for any of the Company’s investments.

NOTE 2 — RELATED-PARTY ARRANGEMENTS

Investment Advisory Agreement

“Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, which is the Company’s total assets reflected on its Condensed Consolidated Statements of Assets and Liabilities (with no deduction for liabilities) reduced by any non-portfolio investments, and an annual incentive fee equal to the lesser of †o.”

The Company has entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”). Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, which is the Company’s total assets reflected on its Condensed Consolidated Statements of Assets and Liabilities (with no deduction for liabilities) reduced by any non-portfolio investments, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 2 — RELATED-PARTY ARRANGEMENTS  – (continued)

non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Incentive Fees

For GAAP purposes, in accordance with the AICPA’s TPA (TIS 6910.2), for all periods the Company is required to accrue incentive fees as if the Company had fully liquidated the entire investment portfolio at the fair value stated on the Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2016 and December 31, 2015. This accrual considers both the hypothetical liquidation of the Company’s portfolio described previously, as well as the Company’s actual cumulative realized gains and losses since inception, as well any previously paid incentive fees.

For the three months ended March 31, 2016, the Company reversed previously accrued incentive fees of $5,118,584, and for the three months ended March 31, 2015, the Company accrued incentive fees of $8,211,728.

Management Fees

GSV Asset Management earned $1,958,000 and $1,921,128 in management fees for the three months ended March 31, 2016 and 2015, respectively.

As of March 31, 2016, the Company was owed $1,623 from GSV Asset Management for reimbursement of expenses paid for by the Company that were the responsibility of GSV Asset Management. In addition, as of March 31, 2016, the Company owed GSV Asset Management $25,690 for the reimbursement of other expenses.

As of December 31, 2015, the Company was owed $220,770 from GSV Asset Management for reimbursement of expenses paid for by the Company that were the responsibility of GSV Asset Management. In addition, as of December 31, 2015, the Company owed GSV Asset Management $5,047,429 for earned incentive fees and for the reimbursement of other expenses.

Administration Agreement

The Company has entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $599,950, and $802,396 in such costs incurred under the Administration Agreement for the three months ended March 31, 2016 and 2015, respectively.

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.

Investments in Controlled and Affiliated Portfolio Companies

Under the 1940 Act, the Company’s investments in controlled and affiliated portfolio companies are deemed to be related-party transactions.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 3 — INVESTMENTS AT FAIR VALUE

The Company’s investments in portfolio companies consist primarily of equity securities (such as common stock, preferred stock and warrants to purchase common and preferred stock) and to a lesser extent, debt securities, issued by private and publicly traded companies. The Company may also from time to time, invest in U.S. Treasury Securities. Non-portfolio investments represent investments in U.S. Treasury Securities. At March 31, 2016, the Company had 94 positions in 46 portfolio companies. At December 31, 2015, the Company had 96 positions in 48 portfolio companies. The following table summarizes the composition of the Company’s investment portfolio by security type at cost and fair value as of March 31, 2016 and December 31, 2015.

	March 31, 2016 (Unaudited)		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
Private Portfolio Companies
Common Stock	$55,420,554	$86,298,618	$60,910,974	$102,319,140
Preferred Stock	196,096,398	214,250,621	197,215,605	216,291,092
Debt Investments	5,688,296	5,685,506	4,177,804	4,175,859
Warrants	301,772	394,791	301,772	469,306
Subtotal – Private Portfolio Companies	257,507,020	306,629,536	262,606,155	323,255,397
Publicly Traded Portfolio Companies
Common Stock	30,743,688	18,658,860	30,743,688	26,553,370
Total Private and Publicly Traded Portfolio Companies	288,250,708	325,288,396	293,349,843	349,808,767
Non-Portfolio Investments
U.S. Treasury Bill	29,999,883	29,999,883	29,999,968	30,000,000
U.S. Treasury Strips	1,845,845	1,847,613	3,675,192	3,676,693
Total Non-Portfolio Investments	31,845,728	31,847,496	33,675,160	33,676,693
Total Investments	$320,096,436	$357,135,892	$327,025,003	$383,485,460

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

The fair values of the Company’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2016 and December 31, 2015 are as follows:

	March 31, 2016 (unaudited)
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total
Assets at fair value
Private Portfolio Companies
Common Stock	$—	$—	$86,298,618	$86,298,618
Preferred Stock	—	—	214,250,621	214,250,621
Debt Investments	—	—	5,685,506	5,685,506
Warrants	—	—	394,791	394,791
Subtotal – Private Portfolio Companies	—	—	306,629,536	306,629,536
Publicly Traded Portfolio Companies
Common Stock	18,658,860	—	—	18,658,860
Total Private and Publicly Traded Portfolio Companies	18,658,860	—	306,629,536	325,288,396
Non-Portfolio Investments
U.S. Treasury Bill	29,999,883	—	—	29,999,883
U.S. Treasury Strips	1,847,613	—	—	1,847,613
Total Non-Portfolio Investments	31,847,496	—	—	31,847,496
Total Assets at Fair Value	$50,506,356	$—	$306,629,536	$357,135,892

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

	As of December 31, 2015
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total
Assets at fair value
Private Portfolio Companies
Common Stock	$—	$—	$102,319,140	$102,319,140
Preferred Stock	—	—	216,291,092	216,291,092
Debt Investments	—	—	4,175,859	4,175,859
Warrants	—	—	469,306	469,306
Subtotal – Private Portfolio Companies	—	—	323,255,397	323,255,397
Publicly Traded Portfolio Companies
Common Stock	26,486,074	67,296	—	26,553,370
Total Private and Publicly Traded Portfolio Companies	26,486,074	67,296	323,255,397	349,808,767
Non-Portfolio Investments
U.S. Treasury Bill	30,000,000	—	—	30,000,000
U.S. Treasury Strips	3,676,693	—	—	3,676,693
Total Non-Portfolio Investments	33,676,693	—	—	33,676,693
Total Assets at Fair Value	$60,162,767	$67,296	$323,255,397	$383,485,460

Significant Unobservable Inputs for Level 3 Assets and Liabilities

In accordance with ASC 820, the tables below provide quantitative information about the Company’s fair value measurements of its Level 3 assets and liabilities as of March 31, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements. To the extent an unobservable input is not reflected in the table below, such input is deemed insignificant with respect to the Company’s Level 3 fair value measurements as of March 31, 2016 and December 31, 2015. Significant changes in the inputs in isolation would result in a significant change in the fair value measurement, depending on the input and the materiality of the investment.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

As of March 31, 2016 (Unaudited)
Asset (Liability)	Fair Value	Valuation Techniques	Unobservable inputs	Range (Weighted Average)
Common stock in private companies	$86,298,618	Market approach	Precedent transactions(1)	N/A
			Revenue multiples	2.3x – 3.0x (2.7x)
			EBIT multiples	21.2x – 28.2x (24.7x)
		Income approach	Revenue multiples	4.5x – 5.0x (4.8x)
			EBIT multiples	18.0x – 21.0x (19.5x)
			Discount rate	35% (35%)
		Liquidation Value	Liquidation Value	N/A
Preferred stock in private companies	$214,250,621	Market approach	Precedent transactions(1)	N/A
			Revenue multiples	1.3x – 3.0x (2.1x)
			EBIT multiples	4.0x – 25.0x (14.5x)
		Income approach	Revenue multiples	2.0x – 5.0x (3.7x)
			EBIT multiples	10.0x – 35.0x (18.0x)
			Discount rate	30% – 50% (40%)
Debt Investments	$5,685,506	Market approach	Amortized Cost	N/A
Warrants	$394,791	Option pricing model	Term to expiration (Years)	0.78 – 3.00 (2.33)
			Strike price	0.13 – 4.59 (1.20)
			Volatility	8.5% – 177.9% (89.9%)
(1)	Precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers.

As of December 31, 2015
Asset (Liability)	Fair Value	Valuation Techniques	Unobservable inputs	Range (Weighted Average)
Common stock in private companies	$102,319,140	Market approach	Precedent transactions(1)	N/A
		Income approach	Revenue multiples	4.5x – 5.4x (5.0x)
			EBIT multiples	34.2x (34.2x)
			Discount rate	35% (35%)
		Liquidation Value	Liquidation Value	N/A
Preferred stock in private companies	$216,291,092	Market approach	Precedent transactions(1)	N/A
		Income approach	Revenue multiples	1.3x – 6.0x (3.4x)
			EBIT multiples	12.0x – 32.0x (19.5x)
			Discount rate	30% – 50% (40%)
Debt Investments	$4,175,859	Market approach	Amortized Cost	N/A
Warrants	$469,306	Option pricing model	Term to expiration (Years)	1.03 – 3.00 (2.46)
			Strike price	0.13 – 4.59 (1.20)
			Volatility	30% – 50% (40.9%)
(1)	Precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers.

The significant unobservable inputs used in determining the fair value of the assets and liabilities are shown above. Increases/(decreases) in revenue multiples, earnings before interest and taxes (“EBIT”) multiples, time to expiration, and stock price/strike price would result in higher/(lower) fair values all else equal. Decreases/(increases) in discount rates, volatility, and annual risk rates, would result in higher/(lower) fair values all else equal.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

The aggregate values of Level 3 assets and liabilities changed during the three months ended March 31, 2016 and 2015 as follows:

	Three months ended March 31, 2016 (Unaudited)
	Common Stock	Preferred Stock	Debt Investments	Warrants	Total
Assets:
Fair value as of December 31, 2015	$102,319,140	$216,291,092	$4,175,859	$469,306	$323,255,397
Purchases of investments	—	4,505,111	1,500,840	—	6,005,951
Sales of investments	(3,400,708)	(1,638,924)	—	—	(5,039,632)
Realized gains/(losses)	(7,049,327)	974,224	—	—	(6,075,103)
Amortization of fixed income security premiums and discounts	—	—	9,648	—	9,648
Net change in unrealized appreciation/(depreciation) included in earnings	(5,570,487)	(5,880,882)	(841)	(74,515)	(11,526,725)
Fair Value as of March 31, 2016	$86,298,618	$214,250,621	$5,685,506	$394,791	$306,629,536
Net change in unrealized appreciation/(depreciation) of Level 3 investments still held as of March 31, 2016	$(12,466,272)	$(5,880,882)	$(841)	$(74,515)	$(18,422,510)

	Three months ended March 31, 2015 (Unaudited)
	Common Stock	Preferred Stock	Debt Investments	Warrants	Embedded Derivative	Total
Assets:
Fair value as of December 31, 2014	$85,598,467	$193,847,045	$1,374,210	$904,345	$—	$281,724,067
Purchases of investments	1,280	8,016,099	972,746	—	—	8,990,125
Net change in unrealized appreciation/(depreciation) included in earnings	(1,163,706)	11,780,841	35,974	(160,570)	—	10,492,539
Fair Value as of March 31, 2015	$84,436,041	$213,643,985	$2,382,930	$743,775	$—	$301,206,731
Net change in unrealized appreciation/(depreciation) on Level 3 investments still held as of March 31, 2015	$(1,163,706)	$11,780,841	$35,974	$(160,570)	$—	$10,492,539
Liabilities:
Fair Value of December 31, 2014	$—	$—	$—	$—	$1,000	$1,000
Fair Value as of March 31, 2015	$—	$—	$—	$—	$1,000	$1,000

The portfolio companies in which the Company invests periodically offer their shares in IPOs, which are typically subject to lock-up agreements for 180 days following the IPO. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies — Levelling Policy” for further detail.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

No new shares of the Company’s common stock were issued during the three months ended March 31, 2016 and 2015, respectively.

NOTE 5 — NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE — BASIC AND DILUTED

The following information sets forth the computation of basic and diluted net increase/(decrease) in net assets resulting from operations per common share for the three months ended March 31, 2016 and 2015. The use of the if-converted method as promulgated under ASC 260 considers all potentially dilutive securities in a company’s capital structure when calculating diluted earnings per share, regardless of whether it would be economically beneficial for a holder of such potentially dilutive security to exercise their conversion option (such as out of the money warrants.) In scenarios where diluted net increase in net assets resulting from operations per share is higher than basic net increase in net assets resulting from operations per share, ASC 260 prohibits the separate presentation of the diluted net increase in net assets resulting from operations per share figure. In scenarios where diluted net decrease in net assets resulting from operations per share is lower than basic net decrease in net assets resulting from operations per share, ASC 260 prohibits the separate presentation of the net decrease in net assets resulting from operations per share figure.

	Three months ended March 31,
	2016 (Unaudited)	2015 (Unaudited)
Earnings/(loss) per common share – basic:
Net increase/(decrease) in net assets resulting from operations	$(24,949,064)	$16,664,622
Weighted average common shares outstanding – basic	22,181,003	19,320,100
Earnings/(loss) per common share – basic	$(1.12)	$0.86
Earnings/(loss) per common share – diluted:
Net increase/(decrease) in net assets resulting from operations, before adjustments	$(24,949,064)	$16,664,622
Adjustments for interest on Convertible Senior Notes and deferred debt issuance costs	—	627,014
Net increase/(decrease) in net assets resulting from operations, as adjusted	$(24,949,064)	$17,291,636
Weighted average common shares outstanding – basic	22,181,003	19,320,100
Adjustments for dilutive effect of Convertible Senior Notes(1)	—	4,244,128
Weighted average common shares outstanding – diluted	22,181,003	23,564,228
Earnings/(loss) per common share – diluted	$(1.12)	$0.73

(1)	For the three months ended March 31, 2016, 5,710,212 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 6 — COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. At March 31, 2016 and December 31, 2015, the Company had not entered into any investment agreements that required it to make a future investment in a portfolio company.

The Company is currently not subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.

NOTE 7 — FINANCIAL HIGHLIGHTS

	Three months ended March 31, 2016 (Unaudited)		Three months ended March 31, 2015 (Unaudited)
Per Share Data
Net asset value at beginning of period	$12.08		$14.80
Net investment income/(loss)	0.02	(1)	(0.39	)(1)
Realized gain/(loss)	(0.27	)(1)	0.68	(1)
Provision for taxes on net realized capital gains	—	(1)	(0.28	)(1)
Net change in unrealized appreciation/(depreciation)	(0.87	)(1)	1.44	(1)
Provision for taxes on unrealized appreciation of investments	—	(1)	(0.59	)(1)
Net asset value at end of period	$10.96		$15.66
Per share market value at end of period	$5.60		$9.80
Total return based on market value	(15.28	)%(2)	13.56	%(2)
Total return based on net asset value	(9.27	)%(2)	5.81	%(2)
Shares outstanding at end of period	22,181,003		19,320,100
Ratio/Supplemental Data:
Net assets at end of period	$243,061,881		$302,568,295
Average net assets	$275,907,870		$296,308,650
Annualized ratios
Ratio of gross operating expenses to average net assets(3)	(0.65)%		17.59%
Ratio of net income tax provisions to average net assets(3)	—%		(15.80)%
Ratio of net operating expenses to average net assets(3)	(0.65)%		1.79%
Ratio of net investment income/(loss) to average net assets(3)	0.80%		(10.36)%
Portfolio Turnover Ratio	1.49%		2.33%

(1)	Based on weighted-average number of shares outstanding for the period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the three months ended March 31, 2016 and 2015, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 8 — INCOME TAXES

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. Accordingly, the Company must generally distribute at least 90% of its ICTI to qualify for the treatment accorded to a RIC and to maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the federal income tax return for that fiscal year.

As a result of the Company electing to be treated as a RIC in September 2015 in connection with the filing of its 2014 tax return, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2014) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.

Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 5-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time.

As of January 1, 2014, the Company had net unrealized built-in gains. It did not incur a built-in-gains tax for the 2014 tax year due to the fact that there are sufficient net capital loss carryforwards to completely offset recognized built-in gains as well as available net operating losses. The Company has recorded a $12.5 million deferred tax liability as of March 31, 2016, of which approximately $10.2 million has been recorded in the event such gains are recognized by December 31, 2019.

The GSVC Holdings are C corporations for U.S. federal and state income tax purposes. The Company uses the asset and liability method to account for the GSVC Holdings’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating loss carryforwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a $12.5 million deferred tax liability as of March 31, 2016, of which approximately $2.3 million relates to the difference in the book and tax basis of certain equity investments and tax net operating losses held by the GSVC Holdings.

For U.S. federal and state income tax purposes, a portion of the GSVC Holdings’ net operating loss carryforwards and basis differences may be subject to limitations on annual utilization in case of a change in ownership, as defined by federal and state law. The amount of such limitations, if any, has not been determined. Accordingly, the amount of such tax attributes available to offset future profits may be significantly less than the actual amounts of the tax attributes.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 8 — INCOME TAXES  – (continued)

The Company and the GSVC Holdings identified their major tax jurisdictions as U.S. federal and California and may be subject to the taxing authorities’ examination for the tax years 2012 – 2015 and 2011 – 2015, respectively.

The Company and the GSVC Holdings accrue all interest and penalties related to uncertain tax positions as incurred. As of March 31, 2016, there were no interest or penalties incurred related to uncertain tax positions.

NOTE 9 — LONG TERM LIABILITIES

Convertible Senior Notes payable

On September 17, 2013, the Company issued $69 million aggregate principal amount of the Convertible Senior Notes (including $9 million aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Senior Notes mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity. The Convertible Senior Notes were convertible into shares of the Company’s common stock based on an initial conversion rate of 61.5091 shares of the Company’s common stock per $1,000 of principal amount of the Convertible Senior Notes, which was equivalent to an initial conversion price of approximately $16.26 per share of common stock. As a result of the Company’s dividend paid on December 31, 2015 to stockholders of record on November 16, 2015, the conversion rate was increased to 82.7567 shares of common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.08 per share of common stock.

The terms of the offering required the Company to place a portion of the proceeds of the offering ($10,867,500) in an escrow account (the “Interest Escrow”) with U.S. Bank National Association (the “Trustee”) under the indenture pursuant to which the Convertible Senior Notes were issued. Funds in the Interest Escrow were used to purchase six U.S. Treasury Strips (“Government Securities”) with an original cost of $10,845,236. The Government Securities have been, and will continue to be, used to make the first six scheduled interest payments on the Convertible Senior Notes, unless the Company elects to make the interest payments from the Company’s available funds. The interest payments on the Convertible Senior Notes are secured by a pledge of the Company’s interest in the Interest Escrow. At March 31, 2016, the remaining Government Securities are shown on the Condensed Consolidated Schedule of Investments and have an amortized cost of $1,845,845. The table below shows a reconciliation from the aggregate principal amount of Convertible Senior Notes to the balance shown on the Condensed Consolidated Statement of Assets and Liabilities.

	March 31, 2016	December 31, 2015
Aggregate Principal Amount of Convertible Senior Notes	$69,000,000	$69,000,000
Amortization of Embedded Derivative Discount	(368,735)	(403,381)
Direct deduction of deferred debt issuance costs	(1,768,190)	(1,947,572)
Convertible Senior Notes	$66,863,075	$66,649,047

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 9 — LONG TERM LIABILITIES  – (continued)

As of March 31, 2016 and December 31, 2015, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the Interest Escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by the Company’s subsidiaries.

Embedded Derivative

The Convertible Senior Notes contain an interest make-whole payment provision pursuant to which holders who convert their notes prior to September 15, 2016 will receive, in addition to a number of shares the Company’s common stock calculated at the applicable conversion rate for the principal amount of notes being converted, the cash proceeds from sale by the escrow agent of the portion of the Government Securities in the escrow account that are remaining with respect to any of the first six interest payments that have not been made on the notes being converted. Under ASC 815-10-15-74(a), the interest make-whole payment is considered an embedded derivative and is separated from the host contract, the Convertible Senior Notes, and carried at fair value.

The Company used a binomial lattice model to estimate the fair value of the embedded derivative in the Convertible Senior Notes. A binomial lattice model generates potential outcomes at various points in time, starting from the date of valuation until the expiration date of the embedded derivative.

Credit Facility

The Company entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide the Company with an $18 million Credit Facility. Under the Credit Facility, the Company is permitted to borrow an amount equal to the lesser of $18 million or 20% of the Company’s then-current net asset value.

The Credit Facility matures on December 31, 2016 and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0% on amounts drawn under the Credit Facility based on a 360-day year. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the terms of the Credit Facility, the Company must repay all outstanding borrowings so that there is at least one 30-day period every twelve months during which the Company has no balance outstanding. Under the Loan Agreement, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016
(Unaudited)

NOTE 9 — LONG TERM LIABILITIES  – (continued)

The Credit Facility is secured by all of the Company’s property and assets, except for the Company’s assets pledged to secure certain obligations in connection with the Company’s issuance of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by the Company of Convertible Senior Notes on substantially similar terms. As of March 31, 2016, the Company had no borrowings under the Credit Facility. For the three months ended March 31, 2016 and 2015, the Company had average borrowings outstanding under the Credit Facility of $0 and $12,655,556, respectively.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act. In addition, under the Loan Agreement, and as provided for therein, the Company has agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of the Company’s then-applicable net asset value.

NOTE 10 — SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to March 31, 2016, the Company closed on investment purchases of $4,499,990 plus transaction costs as shown in the following table. “Total Gross Payments” include both the actual cost of an investment, as well as capitalized costs (such as legal and other fees) associated with entering into a portfolio company investment. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies” to the Company’s condensed consolidated financial statements as of March 31, 2016.

Portfolio Company	Industry	Transaction Date	Gross Payments
Snapchat Inc. Preferred Shares	Communication and entertainment platform	May 6, 2016	$3,999,990
NestGSV, Inc. (d/b/a GSV Labs, Inc.) Debt Investment	Incubator	May 23, 2016	$500,000
Total Gross Payments			$4,499,990

Subsequent to March 31, 2016, the Company sold investments of $10,952,019 net of transaction costs as shown in the following table:

Sales by Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain
Lyft, Inc.	April 15, 2016	27,582	$24.00	$661,968	$382,078
Lyft, Inc.	May 19, 2016	54,085	$23.50	$1,270,998	$722,166
Twitter, Inc.	July 8, 2016	500,000	$18.06	$9,019,053	$259,477
Totals				$10,952,019	$1,363,721

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).

The Company is frequently in negotiations with various private companies with respect to investments in such companies. Investments in private companies are generally subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. Subsequent to March 31, 2016, the Company has made no such escrow deposits.

Schedule 12-14 — Schedule of Investments in and Advances to Affiliates (unaudited)

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment To Non-Control/ Non-Affiliate Investment	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at March 31, 2016
Control Investments
StormWind, LLC(1)
Preferred shares, Series C	$—	$4,599,718	$—	$—	$—	$613,102	$5,212,820
Preferred shares, Series B	—	4,633,228	—	—	—	377,356	5,010,584
Preferred shares, Series A	—	518,000	—	—	—	42,189	560,189
NestGSV, Inc. (d/b/a GSV Labs, Inc.)
Convertible Promissory Note 8% Due 06/30/16***	4,889	—	—	500,000	—	—	500,000
Preferred shares, Series D	—	4,960,565	—	—	—	—	4,960,565
Preferred shares, Series C	—	1,733,404	—	—	—	—	1,733,404
Preferred shares, Series B	—	—	—	—	—	—	—
Preferred shares, Series A	—	—	—	—	—	—	—
Common shares	—	—	—	—	—	—	—
Preferred Warrant Series D – $1.33 Strike Price, Expiration Date 10/6/2019	—	145,000	—	—	—	(45,000)	100,000
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019	—	31,875	—	—	—	(9,375)	22,500
GSV Sustainability Partners
Preferred shares, Class A	—	6,250,000	—	—	—	(1,245,000)	5,005,000
Common shares	—	—	—	—	—	—	—
Total Control Investments	$4,889	$22,871,790	$—	$500,000	$—	$(266,728)	$23,105,062
Affiliate Investments
AlwaysOn, Inc.
Preferred shares, Series A-1	$—	$133,978	$—	$—	$—	$(44,659)	$89,319
Preferred shares, Series A	—	191,993	—	—	—	(63,998)	127,995
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	—	—	—	—	—	—	—
Whittle Schools, LLC(2)
Preferred shares, Series B	—	3,000,000	—	—	—	—	3,000,000
Common shares	—	1,500,000	—	—	—	—	1,500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))
Promissory Note, 12%, 09/30/15***	—	—	—	440	—	(440)	—
Promissory Note, 12%, 11/18/16***	748	25,000	—	—	—	—	25,000
Preferred shares, Series A	—	1,156,175	—	—	—	(107,218)	1,048,957
Preferred Warrants Series A – Strike Price $1.17, Expiration Date 11/18/2022	—	429	—	—	—	(322)	107
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021	—	14,065	—	—	—	(10,549)	3,516
Preferred warrants, $1.16 Strike Price, Expiration Date 6/26/2021	—	3,088	—	—	—	(2,316)	772

Schedule 12-14 — Schedule of Investments in and Advances to Affiliates (unaudited) – (continued)

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment To Non-Control/ Non-Affiliate Investment	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at March 31, 2016
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020	$—	$12,864	$—	$—	$—	$(9,648)	$3,216
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	—	55,000	—	—	—	(40,000)	15,000
CUX, Inc. (d/b/a CorpU)
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018 ***(4)	21,541	1,080,000	—	—	—	—	1,080,000
Convertible preferred shares, Series D	—	775,861	—	—	—	—	775,861
Convertible preferred shares, Series C	—	1,959,127	—	—	—	(45,643)	1,913,484
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018	—	10,142	—	—	—	(7,099)	3,043
Curious.com Inc.
Preferred shares, Series B	—	9,996,311	—	2,000,003	—	(738)	11,995,576
Declara, Inc.
Convertible Promissory Note 6% Due 12/30/16***	29,918	2,000,000	—	—	—	—	2,000,000
Preferred shares, Series A	—	9,999,999	—	—	—	—	9,999,999
EdSurge, Inc.
Preferred shares, Series A-1	—	500,000	—	400	—	1,282	501,682
Preferred shares, Series A	—	524,867	—	—	—	1,765	526,632
Fullbridge, Inc.
Convertible Promissory Note, 10% Due 3/02/2016***	35,340	1,020,859	—	10,048	—	(401)	1,030,506
Convertible Promissory Note, 10% Due 3/14/2017***	4,931	—	—	1,000,000	—	—	1,000,000
Preferred shares, Series D	—	3,111,714	—	1,040	—	(538,969)	2,573,785
Preferred shares, Series C	—	1,625,001	—	—	—	(280,918)	1,344,083
Common warrants, $0.91 Strike Price, Expiration Date 3/02/2020	—	2,831	—	—	—	8,493	11,324
Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020	—	1,862	—	—	—	5,585	7,447
Common warrants, $0.91 Strike Price, Expiration Date 5/16/2019	—	1,923	—	—	—	5,769	7,692
Common warrants, $0.91 Strike Price, Expiration Date 4/3/2019	—	4,121	—	—	—	12,363	16,484
Common warrants, $0.91 Strike Price, Expiration Date 10/10/2018	—	824	—	—	—	1,649	2,473
Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018	—	824	—	—	—	1,649	2,473
Common warrants, $0.91 Strike Price, Expiration Date 2/18/2019	—	7,143	—	—	—	14,286	21,429

Schedule 12-14 — Schedule of Investments in and Advances to Affiliates (unaudited) – (continued)

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Transfer from Control Investment To Non-Control/ Non-Affiliate Investment	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at March 31, 2016
Global Education
Learning (Holdings) Ltd.**
Preferred shares, Series A	$—	$—	$—	$120	$—	$(120)	$—
Maven Research, Inc.
Preferred shares, Series C	—	1,999,998	—	—	—	—	1,999,998
Preferred shares, Series B	—	249,691	—	—	—	—	249,691
Orchestra One, Inc. (f/k/a Learnist Inc.)(5)
Common shares	—	4,364	(4,364)	—	—	—	—
Ozy Media, Inc.
Preferred shares, Series B	—	4,690,178	—	—	—	(22,222)	4,667,956
Preferred shares, Series A	—	3,907,004	—	—	—	(18,511)	3,888,493
Preferred shares, Series Seed	—	1,531,812	—	—	—	(7,257)	1,524,555
PayNearMe, Inc.
Preferred shares, Series E	—	13,974,887	—	—	—	—	13,974,887
Strategic Data Command, LLC(3)
Common shares	—	1,001,650	—	—	—	—	1,001,650
Total Affiliate Investments	$92,478	$66,075,585	$(4,364)	$3,012,051	$—	$(1,148,187)	$67,935,085

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary GSVC SW Holdings, Inc.
(2)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.
(3)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary GSVC SVDS Holdings, Inc.
(4)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018). Interest began compounding annually on November 26, 2015.
(5)	GSV Capital Corp.’s ownership percentage in Orchestra One, Inc. (f/k/a Learnist Inc.) declined below 5% and, as such, Orchestra One, Inc. is no longer classified as an “Affiliate Investment” as of March 31, 2016. As such, the Company has reflected a “transfer out” of the “Affiliate Investment” category above as of March 31, 2016 to indicate that the investment in Orchestra One, Inc., while still held as of March 31, 2016, does not meet the criteria of an Affiliate Investment as defined in the Investment Company Act of 1940, as amended.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2015. Internal control over financial reporting is a process designed by, or under the supervision of, our principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of our management and directors, as applicable; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Management performed an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2015 based upon criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that our internal control over financial reporting was effective as of December 31, 2015 based on the criteria on Internal Control — Integrated Framework (2013) issued by COSO.

The effectiveness of our internal control over financial reporting as of December 31, 2015 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which appears herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
GSV Capital Corp.
Woodside, California

We have audited the accompanying consolidated statement of assets and liabilities of GSV Capital Corp. and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2015. Our audit also included the related financial statement schedule 12-14 for the year ended December 31, 2015. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2015, by correspondence with the portfolio companies and custodian; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of GSV Capital Corp. and subsidiaries as of December 31, 2015, and the results of their operations, changes in their net assets, and their cash flows for the year ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic 2015 consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated March 15, 2016 expressed an unqualified opinion on the Company’s internal control over financial reporting.

/s/ Deloitte & Touche LLP

San Francisco, California
March 15, 2016 (July 21, 2016 as to the effects of the retrospective adoption of ASU 2015-03 as of December 31, 2015 described in Note 9)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
GSV Capital Corp.

We have audited the accompanying consolidated statement of assets and liabilities of GSV Capital Corp. and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period ended December 31, 2014, and financial highlights for each of the three years in the period ended December 31, 2014 and for the period from January 6, 2011 (date of inception) to December 31, 2011. Our audits of the basic consolidated financial statements included the financial statement schedule 12-14 for the year ended December 31, 2014 listed in the index. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2014, by correspondence with the portfolio companies and custodian, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GSV Capital Corp. and subsidiaries as of December 31, 2014, and the results of their operations, their changes in net assets, and their cash flows for each of the two years in the period ended December 31, 2014, and their financial highlights for each of the three years in the period ended December 31, 2014 and the period from January 6, 2011 (date of inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

San Francisco, California
March 16, 2015 (July 21, 2016 as to the effects of the retrospective adoption of ASU 2015-03 as of December 31, 2014 described in Note 9)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GSV Capital Corp.
Woodside, California

We have audited the internal control over financial reporting of GSV Capital Corp. and subsidiaries (the “Company”) as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Management’s Report on Internal Control Over Financial Reporting”. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed by, or under the supervision of, the company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of the inherent limitations of internal control over financial reporting, including the possibility of collusion or improper management override of controls, material misstatements due to error or fraud may not be prevented or detected on a timely basis. Also, projections of any evaluation of the effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements and financial statement schedule as of and for the year ended December 31, 2015, of the Company and our report dated March 15, 2016 (July 21, 2016 as to the effects of the retrospective adoption of ASU 2015-03 as of December 31, 2015 described in Note 9) expressed an unqualified opinion on those financial statements and financial statement schedule.

/s/ Deloitte & Touche LLP

San Francisco, California
March 15, 2016

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2015	December 31, 2014
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $21,830,392 and $17,933,651, respectively)(1)	$22,871,790	$18,819,335
Investments in affiliated securities (cost of $73,942,123 and $80,760,208, respectively)(1)	66,075,585	70,172,313
Investments in non-controlled/non-affiliated securities (cost of $197,577,328 and $202,417,830, respectively)	260,861,392	281,992,669
Investments in treasury bill (cost of $29,999,968 and $100,001,692, respectively)	30,000,000	100,000,056
Investments owned and pledged (amortized cost of $3,675,192 and $7,286,332, respectively)(2)	3,676,693	7,298,042
Total Investments (cost of $327,025,003 and $408,399,713, respectively)	383,485,460	478,282,415
Cash	13,349,877	3,472,880
Restricted cash	52,931	48,889
Due from:
GSV Asset Management(1)	220,770	204,825
Portfolio companies(1)	56,371	85,356
Interest and dividends receivable	97,183	26,671
Prepaid expenses and other assets	227,826	596,926
Deferred financing costs(3)	352,653	261,065
Total Assets	397,843,071	482,979,027
LIABILITIES
Due to:
GSV Asset Management(1)	5,047,429	23,396
Accounts payable and accrued expenses	105,587	292,950
Accrued incentive fees(1)	17,314,565	14,137,899
Accrued management fees(1)	683,423	641,276
Accrued interest payable	1,056,563	1,139,458
Payable for securities purchased	26,499,357	90,001,692
Current taxes payable	—	134,733
Deferred tax liability	12,476,155	6,907,666
Line of credit payable	—	18,000,000
Convertible Senior Notes embedded derivative liability	—	1,000
Convertible Senior Notes payable 5.25% due September 15, 2018(3)	66,649,047	65,795,284
Total Liabilities	129,832,126	197,075,354
Commitments and contingencies (Note 6)
Net Assets	$268,010,945	$285,903,673

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES – (continued)

	December 31, 2015	December 31, 2014
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 22,181,003 and 19,320,100 issued and outstanding, respectively)	$221,810	$193,201
Paid-in capital in excess of par	237,757,527	275,837,514
Accumulated net investment loss	(16,634,037)	(31,972,292)
Accumulated net realized gains on investments	2,681,342	496,782
Accumulated net unrealized appreciation of investments	43,984,303	41,348,468
Net Assets	$268,010,945	$285,903,673
Net Asset Value Per Share	$12.08	$14.80

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.
(2)	Refer to “Note 9 — Long Term Liabilities.” In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of December 31, 2015, four of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At December 31, 2015, the remaining government securities are shown on the consolidated statements of Assets and Liabilities as “Investments owned and pledged” with an amortized cost of $3,675,192.
(3)	Deferred debt issuance costs of $1,947,572 and $2,667,069, as of December 31, 2015 and 2014, respectively, related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of December 31, 2015 and 2014. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Consolidated Statements of Assets and Liabilities. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards,” as well as “Note 9 — Long Term Liabilities” for further detail.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
INVESTMENT INCOME
Interest income from controlled securities(1)	$—	$10,233	$—
Interest income from affiliated securities(1)	214,420	130,021	23,615
Interest income from non-controlled/non-affiliated securities	29,695	44,805	2,256
Dividend income from affiliated securities(1)	—	—	13,008
Dividend income from non-controlled/non-affiliated securities	46,781	887	10,072
Total Investment Income	290,896	185,946	48,951
OPERATING EXPENSES
Management fees(1)	8,044,801	7,562,488	5,426,485
Incentive fees(1)	8,170,326	3,614,347	10,523,552
Costs incurred under Administration Agreement(1)	2,681,079	3,199,904	3,089,771
Directors’ fees	373,676	260,000	260,250
Professional fees	1,357,988	1,764,722	876,769
Interest and Credit Facility expense	4,961,169	5,503,843	1,278,997
Income tax expense	880,778	—	—
Other expenses	509,418	668,635	529,051
(Gain)/Loss on fair value adjustment for embedded derivative	(1,000)	(798,000)	99,000
Total Operating Expenses	26,978,235	21,775,939	22,083,875
(Provision)/Benefit for taxes on net investment loss(2)	(21,969,370)	8,810,102	13,159,268
Net Investment Loss	(48,656,709)	(12,779,891)	(8,875,656)
Net Realized Gains/(Losses):
From affiliated securities	(10,170,567)	10,419	(7,839,791)
From non-controlled/non-affiliated securities	64,314,796	23,915,705	(13,866,230)
Net Realized Gains/(Losses) on investments	54,144,229	23,926,124	(21,706,021)
(Provision)/Benefit for taxes on net realized gain/loss on investments(2)	342,802	(9,769,036)	9,426,234
Net Change in Unrealized Appreciation/(Depreciation) of investments:
From controlled securities	(627,139)	(662,619)	—
From affiliated securities	1,386,378	(6,867,225)	1,600,822
From non-controlled/non-affiliated securities	(14,181,484)	1,718,047	85,844,327
Net Change in Unrealized Appreciation/(Depreciation) of investments	(13,422,245)	(5,811,797)	87,445,149
(Provision)/Benefit for taxes on unrealized appreciation/depreciation of investments(2)	16,058,080	2,371,829	(30,906,063)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,466,157	$(2,062,771)	$35,383,643
Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share
Basic	$0.44	$(0.11)	$1.83
Diluted(3)	$0.44	$(0.11)	$1.78
Weighted-Average Common Shares Outstanding
Basic	19,327,938	19,320,100	19,320,100
Diluted(3)	19,327,938	19,320,100	20,541,014

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS – (continued)

(2)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015. Refer to “Note 8 — Income Taxes” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” for further detail.
(3)	For the years ended December 31, 2015, and 2014, respectively, 5,710,212 and 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. Refer to “Note 5 — Net Increase in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Net Increase/(Decrease) in Net Assets Resulting from Operations
Net Investment Loss	$(48,656,709)	$(12,779,891)	$(8,875,656)
Net Realized Gains/(Losses) on Investments	54,144,229	23,926,124	(21,706,021)
(Provision)/Benefit for Taxes on Realized Gains/Losses on Investments	342,802	(9,769,036)	9,426,234
Net Change in Unrealized Appreciation/(Depreciation) of investments	(13,422,245)	(5,811,797)	87,445,149
(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments	16,058,080	2,371,829	(30,906,063)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,466,157	(2,062,771)	35,383,643
Distributions from realized gains	(53,323,476)	—	—
Capital Share Transactions
Issuance of common stock	26,964,591	—	—
Net Increase in Net Assets Resulting from Capital Share Transactions	26,964,591	—	—
Total Increase/(Decrease) in Net Assets	(17,892,728)	(2,062,771)	35,383,643
Net Assets at Beginning of Year	285,903,673	287,966,444	252,582,801
Net Assets at End of Year	$268,010,945	$285,903,673	$287,966,444
Capital Share Activity
Shares Issued	2,860,903	—	—
Shares Outstanding at Beginning of Year	19,320,100	19,320,100	19,320,100
Shares Outstanding at End of Year	22,181,003	19,320,100	19,320,100

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Cash Flows from Operating Activities
Net increase/(decrease) in net assets resulting from operations	$8,466,157	$(2,062,771)	$35,383,643
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gains)/losses on investments	(54,144,229)	(23,926,124)	21,706,021
Net change in unrealized depreciation/(appreciation) of investments	13,422,245	5,811,797	(87,445,149)
(Gain)/Loss on fair value adjustment for embedded derivative	(1,000)	(798,000)	99,000
Deferred tax liability	5,568,489	(1,412,895)	8,320,561
Current taxes payable	(134,733)	134,733	—
Amortization of discount on Convertible Senior Notes(2)	853,764	916,861	207,808
Amortization of deferred financing costs(2)	(91,589)	27,184	—
Amortization of fixed income security premiums and discounts	(78,212)	(63,053)	—
Change in restricted cash	(4,042)	(26,625)	(22,264)
Non-cash dividend income	(46,781)	—	—
Purchases of investments in:
Portfolio investments	(30,927,038)	(71,094,138)	(71,953,895)
United States treasury bills	(255,015,475)	(360,004,426)	—
United States treasuries strips	—	—	(10,845,236)
Money market funds	—	—	(53,000,000)
Proceeds from sales or maturity of investments in:
Portfolio investments	92,947,445	73,557,189	7,686,491
United States treasury bills	325,000,000	260,002,734	—
United States treasuries strips	3,639,000	3,603,708	—
Money market funds	—	—	69,000,000
Change in operating assets and liabilities:
Due from GSV Asset Management(1)	(15,945)	(201,786)	2,684
Due from portfolio companies(1)	28,985	67,822	163,199
Prepaid expenses and other assets	369,100	6,047	(511,875)
Interest and dividends receivable	(70,512)	5,007	(29,758)
Due to GSV Asset Management(1)	5,024,033	(8,032)	512,784
Payable for securities purchased	(63,502,335)	90,001,692	—
Accounts payable and accrued expenses	(187,363)	(89,215)	(114,568)
Accrued incentive fees(1)	3,176,666	3,614,347	10,523,552
Accrued management fees(1)	42,147	108,726	—
Accrued interest payable	(82,895)	82,895	1,056,563
Net Cash Provided by (Used in) Operating Activities	54,235,882	(21,746,323)	(69,260,439)

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Cash Flows from Financing Activities
Borrowings under Credit Facility	$6,000,000	$36,000,000	$—
Repayments under Credit Facility	(24,000,000)	(18,000,000)	—
Dividends paid	(26,358,885)	—	—
Deferred Credit Facility fees	—	—	(288,249)
Deferred debt issuance costs	—	—	(3,585,929)
Gross Proceeds from Convertible Senior Notes	—	—	69,035,295
Net Cash Provided by (Used in) Financing Activities	(44,358,885)	18,000,000	65,161,117
Total Increase/(Decrease) in Cash Balance	9,876,997	(3,746,323)	(4,099,322)
Cash Balance at Beginning of Year	3,472,880	7,219,203	11,318,525
Cash Balance at End of Year	$13,349,877	$3,472,880	$7,219,203
Supplemental Information:
Interest Paid	$5,044,064	$5,420,948	$222,434
Taxes Paid	$—	$—	$—
Non-Cash Operating Items
Transactions in Portfolio Company Investments
Structured notes converted to convertible notes	$609,683	$—	$—
Structured notes converted to preferred shares	—	3,568,635	—
Warrants exercised for preferred shares	—	503,851	—
Preferred shares converted to preferred shares	—	1,273,125	519,989
Preferred shares converted to junior preferred shares	—	—	10,032,453
Preferred shares converted to common shares	4,959,614	2,006,077	22,069,188
Preferred shares converted to common warrants	—	500,000	67,021
Common shares converted to preferred shares	—	—	12,655,877
Convertible notes converted to preferred shares	295,801	—	—
Non-Cash Financing Items
Fair value of make-whole derivative issued in connection with the convertible debt	—	1,000	700,000
Non-cash dividends paid	26,964,591	—	—

(1)	This balance is a related-party transaction. Refer to “Note 2 — Related-Party Arrangements” for more detail.
(2)	Deferred debt issuance costs of $1,947,572 and $2,667,069, as of December 31, 2015 and 2014, respectively, related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred financing costs” as of December 31, 2015 and 2014. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Consolidated Statements of Assets and Liabilities. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards,” as well as “Note 9 — Long Term Liabilities” for further detail. This change resulted in an increase to “Amortization of discount on Convertible Senior Notes,” and a corresponding decrease to “Amortization of deferred financing costs,” on the Consolidated Statements of Cash Flows of $719,498 for the year ended December 31, 2015 and $198,726 for the year ended December 31, 2014.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Palantir Technologies, Inc.	Palo Alto, CA
Preferred shares, Series G	Data Analysis	326,797	$1,008,968	$3,018,787	1.13%
Common shares, Class A		5,773,690	16,189,935	53,334,461	19.90%
Total			17,198,903	56,353,248	21.03%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A-1	Online Storage	552,486	5,015,773	9,359,241	3.49%
Common shares		760,000	8,641,153	12,872,947	4.80%
Total			13,656,926	22,232,188	8.29%
Twitter, Inc.**	San Francisco, CA
Common shares	Social Communication	800,600	14,271,866	18,525,884	6.91%
Spotify Technology S.A.**	Stockholm, Sweden
Common shares	Music Streaming Service	9,541	13,599,572	16,219,700	6.05%
Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,519	14,435,486	5.39%
Solexel, Inc.	Milpitas, CA
Preferred shares, Series D	Solar Power	1,613,413	2,419,751	2,420,120	0.90%
Preferred shares, Series C		5,300,158	11,598,648	11,607,346	4.33%
Total			14,018,399	14,027,466	5.23%
PayNearMe, Inc.(1)	Sunnyvale, CA
Preferred shares, Series E	Cash Payment Network	5,480,348	14,000,398	13,974,887	5.21%
Lyft, Inc.	San Francisco, CA
Preferred shares, Series E	Peer to Peer Ridesharing	128,563	2,503,585	2,976,876	1.11%
Preferred shares, Series D		493,490	5,003,631	10,992,490	4.10%
Total			7,507,216	13,969,366	5.21%
Declara, Inc.(1)(12)
Convertible Promissory Note 6% Due 12/30/16***	Palo Alto, CA	$2,000,000	2,000,000	2,000,000	0.75%
Preferred shares, Series A	Social Cognitive Learning	10,716,390	9,999,999	9,999,999	3.73%
Total			11,999,999	11,999,999	4.48%
General Assembly Space, Inc.	New York, NY
Preferred shares, Series C	Online Education	126,552	2,999,978	5,765,799	2.15%
Common shares		133,213	2,999,983	5,755,573	2.15%
Total			5,999,961	11,521,372	4.30%
Dataminr, Inc.	New York, NY
Preferred shares, Series C	Social Media Analytics	301,369	1,100,909	2,845,044	1.06%
Preferred shares, Series B		904,977	2,063,356	8,543,345	3.19%
Total			3,164,265	11,388,389	4.25%
Avenues Global Holdings, LLC(3)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-focused Private School	10,014,270	10,151,857	11,015,633	4.11%
JAMF Holdings, Inc.	Minneapolis, MN
Preferred shares, Series B	Mobile Device Management	73,440	9,999,928	10,722,799	4.00%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2015

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Ozy Media, Inc.(1)	Mountain View, CA
Preferred shares, Series B	Daily News and	922,509	$4,999,999	$4,690,178	1.75%
Preferred shares, Series A	Information Site	1,090,909	3,000,200	3,907,004	1.46%
Preferred shares, Series Seed		500,000	500,000	1,531,812	0.57%
Total			8,500,199	10,128,994	3.78%
Curious.com Inc.(1)	Menlo Park, CA
Preferred shares, Series B	Online Education	2,839,861	10,000,003	9,996,311	3.73%
SugarCRM, Inc.	Cupertino, CA
Preferred shares, Series E	Customer Relationship	373,134	1,500,522	2,152,983	0.80%
Common shares	Manager	1,524,799	5,476,502	7,830,323	2.92%
Total			6,977,024	9,983,306	3.72%
StormWind, LLC(2)(5)	Scottsdale, AZ
Preferred shares, Series C	Interactive Learning	2,779,134	4,000,787	4,599,718	1.72%
Preferred shares, Series B		3,279,629	2,019,687	4,633,228	1.73%
Preferred shares, Series A		366,666	110,000	518,000	0.19%
Total			6,130,474	9,750,946	3.64%
Chegg, Inc.**	Santa Clara, CA
Common shares	Textbook Rental	1,182,792	14,022,863	7,960,190	2.97%
Lytro, Inc.	Mountain View, CA
Preferred shares, Series C-1	Consumer Electronics	2,533,784	7,500,001	7,500,001	2.80%
NestGSV, Inc. (d/b/a GSV Labs, Inc.)(2)	Redwood City, CA
Preferred shares, Series D	Incubator	3,720,424	4,904,498	4,960,565	1.85%
Preferred shares, Series C		1,561,625	2,005,730	1,733,404	0.65%
Preferred shares, Series B		450,000	605,500	—	0.00%
Preferred shares, Series A		1,000,000	1,021,778	—	0.00%
Common shares		200,000	1,000	—	0.00%
Preferred warrants, Series D – $1.33 Strike Price, Expiration Date 10/6/2019		500,000	—	145,000	0.05%
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019		187,500	—	31,875	0.01%
Total			8,538,506	6,870,844	2.56%
GSV Sustainability Partners(2)	Woodside, CA
Preferred shares, Class A	Clean Technology	14,300,000	7,151,412	6,250,000	2.33%
Common shares		100,000	10,000	0.00	0.00%
Total			7,161,412	6,250,000	2.33%
Fullbridge, Inc.(1)	Cambridge, MA
Convertible Promissory Note 10% Due 03/02/16***	Business Education	$1,030,507	1,020,859	1,020,859	0.39%
Preferred shares, Series D		1,655,167	2,956,022	3,111,714	1.16%
Preferred shares, Series C		1,728,724	3,193,444	1,625,001	0.61%
Common Warrants – Strike Price $0.91, Expiration Date 3/02/2020		283,106	35,767	2,831	0.00%
Common Warrants – Strike Price $0.91, Expiration Date 3/22/2020		186,170	23,521	1,862	0.00%
Common Warrants – Strike Price $0.91, Expiration Date 5/16/2019		192,308	24,296	1,923	0.00%
Common Warrants – Strike Price $0.91, Expiration Date 4/03/2019		412,088	52,063	4,121	0.00%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2015

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Common Warrants – Strike Price $0.91, Expiration Date 12/11/2018		82,418	$10,413	$824	0.00%
Common Warrants – Strike Price $0.91, Expiration Date 10/10/2018		82,418	10,412	824	0.00%
Common Warrants – Strike Price $0.91, Expiration Date 2/18/2019		714,286	90,242	7,143	0.00%
Total			7,417,039	5,777,102	2.16%
Enjoy Technology, Inc.	Menlo Park, CA
Preferred shares, Series B	Online Shopping	1,681,520	4,000,280	4,000,000	1.49%
Preferred shares, Series A		879,198	1,002,440	1,439,400	0.54%
Total			5,002,720	5,439,400	2.03%
Course Hero, Inc.	Redwood City, CA
Preferred shares, Series A	Online Education	2,145,509	5,000,001	5,000,001	1.87%
Knewton, Inc.	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	4,954,086	1.85%
Whittle Schools, LLC(1)(4)	New York, NY
Preferred shares, Series B	Globally-focused Private School	3,000,000	3,000,000	3,000,000	1.12%
Common shares		229	1,577,097	1,500,000	0.56%
Total			4,577,097	4,500,000	1.68%
Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,982	4,000,000	1.49%
CUX, Inc. (d/b/a CorpU)(1)	San Francisco, CA
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018***(10)	Corporate Education	$1,080,000	1,080,000	1,080,000	0.40%
Convertible preferred shares, Series D		169,033	778,607	775,861	0.29%
Convertible preferred shares, Series C		615,763	2,006,077	1,959,127	0.73%
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018		16,903	—	10,142	—%
Total			3,864,684	3,825,130	1.42%
Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,014,861	1.12%
DogVacay, Inc.	Santa Monica, CA
Preferred shares, Series B-1	Dog Boarding	514,562	2,506,119	2,500,771	0.93%
SharesPost, Inc.(6)	San Bruno, CA
Preferred shares, Series B	Online Marketplace Finance	1,771,653	2,259,716	2,249,999	0.84%
Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018		770,934	23,128	177,315	0.07%
Total			2,282,844	2,427,314	0.91%
Maven Research, Inc.(1)	San Francisco, CA
Preferred shares, Series C	Knowledge Networks	318,979	2,000,447	1,999,998	0.75%
Preferred shares, Series B		49,505	217,206	249,691	0.09%
Total			2,217,653	2,249,689	0.84%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2015

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education Technology	7,159,221	$1,502,362	$1,448,538	0.54%
Preferred shares, Series A		3,579,610	758,017	724,269	0.27%
Total			2,260,379	2,172,807	0.81%
Clever, Inc.	San Francisco, CA
Preferred shares, Series B	Education Software	1,799,047	2,000,601	2,026,414	0.76%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))(1)	New York, NY
Promissory Note 12%, 11/18/2016***	Sports Analytics	$25,000	26,104	25,000	0.01%
Preferred shares, Series A		1,864,495	1,777,576	1,156,175	0.43%
Preferred warrants, $1.17 Strike Price, Expiration Date 11/18/2022		5,360	576	429	—%
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021		175,815	—	14,065	0.01%
Preferred warrants, $1.17 Strike Price, Expiration Date 6/26/2021		38,594	—	3,088	0.00%
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020		160,806	—	12,864	0.00%
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017		500,000	31,354	55,000	0.02%
Total			1,835,610	1,266,621	0.47%
EdSurge, Inc.(1)	Burlingame, CA
Preferred shares, Series A-1	Education Media Platform	375,909	500,960	500,000	0.18%
Preferred shares, Series A		494,365	500,801	524,867	0.20%
Total			1,001,761	1,024,867	0.38%
Strategic Data Command, LLC(1)(7)(13)	Sunnyvale, CA
Common shares	Software Development	2,400,000	989,277	1,001,650	0.37%
Aspiration Partners, Inc.	Marina Del Rey, CA
Preferred shares, Series A	Financial Services	18,009	1,001,815	918,720	0.34%
4C Insights (f/k/a The Echo Systems Corp.)	Chicago, IL
Preferred shares, Series A	Social Data Platform	512,365	1,436,404	850,210	0.32%
Tynker (f/k/a Neuron Fuel, Inc.)	San Jose, CA
Preferred shares, Series A	Computer Software	534,162	309,310	674,108	0.25%
Gilt Groupe Holdings, Inc.(15)	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,433	539,387	0.20%
AlwaysOn, Inc.(1)	Woodside, CA
Preferred shares, Series A-1	Social Media	4,465,925	876,023	133,978	0.05%
Preferred shares, Series A		1,066,626	1,027,391	191,993	0.07%
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017		109,375	—	—	0.00%
Total			1,903,414	325,971	0.12%
Earlyshares.com, Inc.	Miami, FL
Convertible Promissory Note 5%, 8/02/2016(11)	Equity Crowdfunding	$50,000	50,840	50,000	0.02%
Preferred shares, Series A		165,715	261,598	125,115	0.05%
Total			312,438	175,115	0.07%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2015

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common shares	Smart Device Company	150,000	$793,152	$130,910	0.05%
Upwork Global Inc. (f/k/a Odesk Corporation)	Redwood City, CA
Common Shares	Online Workplace Platform	25,159	183,269	114,964	0.05%
Cricket Media (f/k/a ePals Inc.)**(8)	Herndon, VA
Common shares	Online Education	1,333,333	2,448,959	67,296	0.04%
Orchestra One, Inc. (f/k/a Learnist Inc.)(1)(14)	San Francisco, CA
Common shares	Consumer Health Technology	57,026	4,959,616	4,364	0.00%
Global Education Learning (Holdings) Ltd.(1)**	Hong Kong
Preferred shares, Series A	Education Technology	2,126,475	675,375	—	0.00%
Total Portfolio Investments			293,349,843	349,808,767	130.52%
U.S. Treasury
U.S. Treasury Bill, 0%, due 1/7/2016		$30,000,000	29,999,968	30,000,000	11.19%
U.S. Treasury Strips(9)
United States Treasury Strip Coupon, 0.00% due 08/15/2016		$1,851,000	1,842,412	1,843,170	0.69%
United States Treasury Strip Coupon, 0.00% due 02/15/2016		$1,834,000	1,832,780	1,833,523	0.68%
Total			3,675,192	3,676,693	1.37%
Total Investments			$327,025,003	$383,485,460	143.08%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering. All investments are pledged as collateral, unless otherwise noted, to the Credit Facility. The Company’s officers and staff may serve on the board of directors of the Company’s portfolio investments.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940, as amended. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.
(2)	Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940, as amended. A company is deemed to be a “Controlled Company” of GSV Capital Corp. if GSV Capital Corp. owns 25% or more of the voting securities of such company.
(3)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly owned subsidiary GSVC AV Holdings, Inc.
(4)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment that is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly owned subsidiary GSVC SW Holdings, Inc.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2015

(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On October 22, 2013, Cricket Media (f/k/a ePals Inc.), priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. At December 31, 2015, GSV Capital Corp. valued Cricket Media (f/k/a ePals Inc.), based on its December 31, 2015 closing price. GSV Capital Corp.’s Chief Executive Officer, Michael Moe, serves on the board of directors for Cricket Media (f/k/a ePals Inc.), which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law.
(9)	Refer to “Note 9 — Long Term Liabilities.” In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of December 31, 2015, four of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At December 31, 2015, the remaining government securities are shown on the consolidated Schedule of Investments with an amortized cost of $3,675,192. These securities do not represent collateral under the Credit Facility, as these securities are pledged exclusively for the repayment of interest under the Convertible Senior Notes.
(10)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018). Interest will compound annually beginning on November 26, 2015.
(11)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by Earlyshares.com, Inc., or (b) the maturity of the note (August 2, 2016). Interest will compound annually beginning on February 26, 2015.
(12)	On December 30, 2015 Declara, Inc. effected a 2:1 forward stock split on all its common and preferred shares.
(13)	On December 22, 2015 Strategic Data Command, LLC effected a 3:1 stock split on its common shares.
(14)	On October 28, 2015, Orchestra One, Inc. (f/k/a Learnist Inc.) completed a change in business, recapitalization and series A-1 preferred stock financing. The Company elected to convert its existing preferred shares into common shares effective November 9, 2015.
(15)	On January 6, 2016, Gilt Groupe Holdings, Inc. entered into an agreement and plan of merger with Lord and Taylor Acquisition, Inc. to acquire the outstanding Gilt Groupe Holdings, Inc. common stock for approximately $2.1697 per share less applicable costs of the transaction. These are estimates and are subject to change in connection with the final aggregate merger consideration.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Twitter, Inc.**	San Francisco, CA
Common shares	Social Communication	1,600,600	$27,551,563	$57,413,522	20.08%
Palantir Technologies, Inc.	Palo Alto, CA
Preferred shares, Series G	Data Analysis	326,797	1,008,968	2,490,193	0.87%
Common shares, Class A		5,773,690	16,189,935	42,985,122	15.03%
Total			17,198,903	45,475,315	15.90%
Dropbox, Inc.	San Francisco, CA
Preferred shares, Series A-1	Online Storage	552,486	5,015,773	10,552,483	3.69%
Common shares		760,000	8,641,153	14,516,000	5.08%
Total			13,656,926	25,068,483	8.77%
2U, Inc. (f/k/a 2tor, Inc.)(9) **	Landover, MD
Common shares	Online Education	1,319,233	10,032,117	23,342,509	8.16%
Coursera, Inc.	Mountain View, CA
Preferred shares, Series B	Online Education	2,961,399	14,519,519	14,510,855	5.08%
Solexel, Inc.	Milpitas, CA
Preferred shares, Series D	Solar Power	1,613,413	2,419,751	2,420,120	0.85%
Preferred shares, Series C		5,300,158	11,598,648	11,607,346	4.06%
Total			14,018,399	14,027,466	4.91%
Avenues Global Holdings, LLC(3)	New York, NY
Preferred shares, Junior Preferred Stock	Globally-focused Private School	10,014,270	10,151,854	11,303,410	3.95%
SugarCRM, Inc.	Cupertino, CA
Common shares	Customer Relationship	1,899,799	6,799,392	9,214,025	3.22%
Preferred shares, Series E	Manager	373,134	1,500,522	2,046,909	0.72%
Total			8,299,914	11,260,934	3.94%
Ozy Media, Inc.(1)	Mountain View, CA
Preferred shares, Series B	Daily News and	922,509	4,999,999	4,999,999	1.75%
Preferred shares, Series A	Information Site	1,090,909	3,000,200	4,165,091	1.46%
Preferred shares, Series Seed		500,000	500,000	1,573,000	0.55%
Total			8,500,199	10,738,090	3.76%
Declara, Inc.(1)	Palo Alto, CA
Preferred shares, Series A	Social Cognitive Learning	5,358,195	9,999,999	10,019,825	3.50%
JAMF Holdings, Inc.	Minneapolis, MN
Preferred shares, Series B	Mobile Device Management	73,440	9,999,928	9,999,590	3.50%
Curious.com Inc.(1)	Menlo Park, CA
Preferred shares, Series B	Online Education	2,839,861	10,000,003	9,996,311	3.50%
PayNearMe, Inc.(1)	Sunnyvale, CA
Preferred shares, Series E	Cash Payment Network	3,914,535	10,000,401	9,982,064	3.49%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
StormWind, LLC(2)(5)	Scottsdale, AZ
Preferred shares, Series C	Interactive Learning	2,779,134	$4,000,787	$4,338,830	1.52%
Preferred shares, Series B		3,279,629	2,019,687	4,347,608	1.52%
Preferred shares, Series A		366,666	110,000	391,592	0.14%
Preferred Unit Warrants $1.76 Strike Price, Expiration Date 1/6/15		568,753	—	—	—%
Total			6,130,474	9,078,030	3.18%
Chegg, Inc.**	Santa Clara, CA
Common shares	Textbook Rental	1,182,792	14,022,863	8,173,093	2.86%
Lytro, Inc.	Mountain View, CA
Preferred Stock	Light Field Imaging Platform	2,533,784	7,500,001	7,500,001	2.62%
General Assembly Space, Inc.	New York, NY
Preferred shares, Series C	Online Education	126,552	2,999,978	3,125,467	1.09%
Common shares		133,213	2,999,983	2,999,957	1.05%
Total			5,999,961	6,125,424	2.14%
Spotify Technology S.A.**	Stockholm, Sweden
Common shares	Music Streaming Service	3,658	3,598,472	5,676,873	1.99%
Orchestra One, Inc. (f/k/a Learnist Inc.)(1)	San Francisco, CA
Preferred shares, Series F	Consumer Health Technology	1,242,928	1,450,000	1,450,000	0.51%
Preferred shares, Series E		1,731,501	1,503,670	1,610,296	0.56%
Preferred shares, Series D		2,728,252	2,005,945	2,319,014	0.81%
Total			4,959,615	5,379,310	1.88%
Knewton, Inc.	New York, NY
Preferred shares, Series E	Online Education	375,985	4,999,999	5,000,601	1.75%
Course Hero, Inc.	Redwood City, CA
Preferred shares, Series A	Online Education	2,145,509	5,000,001	5,000,001	1.75%
Lyft, Inc.	San Francisco, CA
Preferred shares, Series D	Peer to Peer Ridesharing	493,490	5,003,634	4,999,054	1.75%
GSV Sustainability Partners(2)	Woodside, CA
Preferred shares, Class A	Clean Technology	9,700,000	4,851,256	4,850,000	1.70%
Common shares		100,000	10,000	10,000	0.00%
Total			4,861,256	4,860,000	1.70%
Fullbridge, Inc.(1)	Cambridge, MA
Preferred shares, Series D	Business Education	1,655,167	2,956,022	3,111,714	1.09%
Preferred shares, Series C		1,728,724	3,193,444	1,625,001	0.57%
Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020		186,170	67,021	1,862	0.00%
Common warrants, $0.91 Strike Price, Expiration Date 5/16/2019		192,308	23,244	1,923	0.00%
Common warrants, $0.91 Strike Price, Expiration Date 4/3/2019		412,088	50,970	4,121	0.00%
Common warrants, $0.91 Strike Price, Expiration Date 2/18/2019		714,286	85,779	7,143	0.00%
Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018		82,418	9,799	824	0.00%
Common warrants, $0.91 Strike Price, Expiration Date 10/09/2018		82,418	9,901	824	0.00%
Total			6,396,180	4,753,412	1.66%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
Whittle Schools, LLC(1)(4)	New York, NY
Preferred shares, Series B	Globally-focused	3,000,000	$3,000,000	$3,000,000	1.05%
Common shares	Private School	229	1,577,097	1,500,000	0.52%
Total			4,577,097	4,500,000	1.57%
CUX, Inc. (d/b/a CorpU)(1)	San Francisco, CA
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018(12)***	Corporate Education	$1,000,000	1,000,000	1,007,671	0.35%
Convertible preferred shares, Series D		169,033	778,607	716,066	0.25%
Convertible preferred shares, Series C		615,763	2,006,077	2,292,582	0.80%
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018		16,903	—	12,508	0.00%
Total			3,784,684	4,028,827	1.40%
Parchment, Inc.	Scottsdale, AZ
Preferred shares, Series D	E-Transcript Exchange	3,200,512	4,000,982	4,000,640	1.40%
Global Education Learning (Holdings) Ltd.(1)**	Hong Kong
Preferred shares, Series A	Education Technology	2,126,475	4,335,769	3,995,221	1.40%
Dataminr, Inc.	New York, NY
Preferred shares, Series C	Social Media Analytics	301,369	1,100,909	1,075,425	0.38%
Preferred shares, Series B		904,977	2,063,356	2,869,320	1.00%
Total			3,164,265	3,944,745	1.38%
NestGSV, Inc. (d/b/a GSV Labs, Inc.),(2)	Redwood City, CA
Preferred shares, Series D	Incubator	1,095,418	1,404,499	1,460,557	0.51%
Preferred shares, Series C		1,561,625	2,005,730	1,503,832	0.53%
Preferred shares, Series B		450,000	605,500	265,980	0.09%
Preferred shares, Series A		1,000,000	1,021,778	440,000	0.15%
Common shares		200,000	1,000	1,000	0.00%
Preferred Warrant Series D – $1.33 Strike Price, Expiration Date 10/6/2019		500,000	—	65,000	0.02%
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019		187,500	—	24,375	0.01%
Total			5,038,507	3,760,744	1.31%
Bloom Energy Corporation	Sunnyvale, CA
Common shares	Fuel Cell Energy	201,589	3,855,601	3,357,969	1.17%
Gilt Groupe Holdings, Inc.	New York, NY
Common shares	e-Commerce Flash Sales	248,600	6,594,433	3,168,108	1.11%
SharesPost, Inc.(1)(6)	San Bruno, CA
Preferred shares, Series B	Online Marketplace Finance	1,771,653	2,259,716	2,249,999	0.79%
Common warrants, $0.13 Strike Price, Expiration Date 6/15/2018		770,934	23,128	485,688	0.17%
Total			2,282,844	2,735,687	0.96%
DogVacay, Inc.	Santa Monica, CA
Preferred shares, Series B-1	Dog Boarding	514,562	2,506,119	2,505,917	0.88%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
DreamBox Learning, Inc.	Bellevue, WA
Preferred shares, Series A-1	Education Technology	7,159,221	$1,502,362	$1,606,388	0.56%
Preferred shares, Series A		3,579,610	758,017	803,194	0.28%
Total			2,260,379	2,409,582	0.84%
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))(1)	New York, NY
Term Loan, 12%, 09/30/15***		$272,500	283,901	288,114	0.10%
Preferred shares, Series A	Sports Analytics	1,462,269	1,496,059	1,705,006	0.60%
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021		175,815	—	58,019	0.02%
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020		160,806	—	64,322	0.02%
Preferred warrants, $1.16 Strike Price, Expiration Date 6/26/2021		38,594	—	12,736	0.00%
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017		500,000	31,354	165,000	0.06%
Total			1,811,314	2,293,197	0.80%
Maven Research, Inc.(1)	San Francisco, CA
Preferred shares, Series C	Knowledge Networks	318,979	2,000,447	1,999,998	0.70%
Preferred shares, Series B		49,505	217,206	249,691	0.09%
Total			2,217,653	2,249,689	0.79%
Clever, Inc.	San Francisco, CA
Series B Preferred Stock	Education Software	1,799,047	2,000,001	2,000,001	0.70%
AlwaysOn, Inc.(2)	Woodside, CA
Preferred shares, Series A-1	Social Media	4,465,925	876,023	491,252	0.17%
Preferred shares, Series A		1,066,626	1,027,391	629,309	0.22%
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017		109,375	—	—	0.00%
Preferred warrants Series A-1, $0.19 strike price, expire 12/31/2014		1,313,508	—	—	0.00%
Total			1,903,414	1,120,561	0.39%
AliphCom, Inc. (d/b/a Jawbone)	San Francisco, CA
Common shares	Smart Device Company	150,000	793,152	1,013,217	0.35%
Enjoy Technology, Inc.	Menlo Park, CA
Preferred shares, Series A	Online Shopping	879,198	1,002,440	1,002,440	0.35%
Strategic Data Command, LLC(1)(7)	Sunnyvale, CA
Common shares	Software Development	800,000	1,001,650	1,000,000	0.35%
EdSurge, Inc.(1)	Burlingame, CA
Preferred shares, Series A	Education Media Platform	494,365	500,801	505,328	0.18%
Cricket Media (f/k/a ePals Inc.)**(1)(8)	Herndon, VA
Common shares	Online Education	1,333,333	2,448,959	331,126	0.12%
Neuron Fuel, Inc.	San Jose, CA
Preferred shares, Series AAI	Computer Software	250,000	262,530	246,160	0.09%
New Zoom, Inc.	San Francisco, CA
Preferred shares, Series A	Retail Machines	1,250,000	260,476	230,469	0.08%

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014

Portfolio Investments*	Headquarters/Industry	Shares/ Principal	Cost	Fair Value	% of Net Assets
4C Insights (f/k/a The Echo Systems Corp.)	Chicago, IL
Preferred shares, Series A	Social Data Platform	512,365	$1,436,404	$219,292	0.08%
Totus Solutions, Inc.(1)(10)	Carrollton, TX
Convertible Promissory Note 6%, Expiration Date, 4/01/2016***	LED Lighting	$76,110	76,430	78,425	0.03%
Preferred shares, Series B		1,111,111	1,000,000	128,902	0.05%
Preferred shares, Series A		869,265	2,184,422	—	0.00%
Common Shares		1,130,735	2,840,591	—	0.00%
Total			6,101,443	207,327	0.08%
The rSmart Group, Inc.(1)	Scottsdale, AZ
Preferred shares, Series B	Higher Education Learning Platform	1,201,923	1,267,240	192,586	0.07%
Odesk Corporation	Redwood City, CA
Common Shares	Online Workplace Platform	30,000	183,269	156,196	0.05%
Earlyshares.com	Miami, FL
Preferred shares, Series A	Equity Crowdfunding	165,715	260,878	125,115	0.04%
Dailybreak, Inc.(1)	Boston, MA
Preferred shares, Series A-2		347,666	426,254	—	0.00%
Preferred shares, Series A-1	Social Advertising	1,878,129	2,430,950	—	0.00%
Total			2,857,204	—	0.00%
Total Portfolio Investments			301,111,689	370,984,317	129.76%
U.S. Treasury
U.S. Treasury Bill, 0%, due 1/2/2015		$100,000,000	100,001,692	100,000,056	34.98%
U.S. Treasury Strips(11)
United States Treasury Strip Coupon, 0.00% due 08/15/2016		$1,851,000	1,828,695	1,834,674	0.64%
United States Treasury Strip Coupon, 0.00% due 02/15/2016		$1,834,000	1,822,943	1,826,664	0.64%
United States Treasury Strip Coupon, 0.00% due 08/15/2015		$1,823,000	1,819,165	1,820,904	0.64%
United States Treasury Strip Coupon, 0.00% due 02/15/2015		$1,816,000	1,815,529	1,815,800	0.63%
Total			7,286,332	7,298,042	2.55%
Total Investments			$408,399,713	$478,282,415	167.29%

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering. All investments are pledged as collateral, unless otherwise noted, to the Credit Facility.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be an “Affiliate” of GSV Capital Corp. if GSV Capital Corp. owns 5% or more of the voting securities of such company.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014

(2)	Denotes a Control Investment. “Control Investments” are investments in those companies that are “Controlled Companies” of GSV Capital Corp., as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Company” of GSV Capital Corp. if GSV Capital Corp. owns 25% or more of the voting securities of such company.
(3)	GSV Capital Corp.’s investment in Avenues Global Holdings, LLC is held through its wholly-owned subsidiary GSVC AV Holdings, Inc.
(4)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment which is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.
(5)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.
(6)	GSV Capital Corp.’s investment in SharesPost, Inc. is held through its wholly-owned subsidiary SPNPM Holdings, LLC.
(7)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(8)	On October 22, 2013, Cricket Media (f/k/a ePals Inc.), priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in Cricket Media (f/k/a ePals Inc.), are subject to a lock-up agreement which expired on February 23, 2014. At December 31, 2014, GSV Capital Corp. valued Cricket Media (f/k/a ePals Inc.), based on its December 31, 2014 closing price less 17.5%. GSV Capital Corp.’s Chief Executive Officer, Michael Moe is a Board member of Cricket Media (f/k/a ePals Inc.), which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law. As such, the Company has applied a 17.5% discount to reflect the aforementioned trading restrictions.
(9)	On March 28, 2014, 2U, Inc. (f/k/a 2tor, Inc.) priced its initial public offering, selling 9,175,000 shares at a price of $13 per share. GSV Capital Corp.’s shares in 2U, Inc. (f/k/a 2tor, Inc.) are subject to a lock-up agreement which expired on September 24, 2014. At December 31, 2014, GSV Capital Corp. valued 2U, Inc. (f/k/a 2tor, Inc.), based on its December 31, 2014 closing price less 10.0%. Michael Moe is a Board member of 2U, Inc. (f/k/a 2tor, Inc.), which subjects GSV Capital Corp. to insider trading restrictions under U.S. securities law. As such, the Company has applied a 10.0% discount to reflect the aforementioned trading restrictions.
(10)	On November 20, 2014, Totus Solutions, Inc., conducted a 10:1 stock split.
(11)	Refer to “Note 9 — Long Term Liabilities.” In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with the Trustee. These funds were used to purchase U.S. Treasury Strips with an original cost of $10,845,236. At December 31, 2014, the remaining government securities are shown on the consolidated Schedule of Investments and have an amortized cost of $7,286,332. These securities do not represent collateral under the Credit Facility as these securities are pledged exclusively for the repayment of interest under the Convertible Senior Notes.
(12)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc., or (b) the maturity of the note (November 26, 2018). Interest will compound annually beginning on November 26, 2015.

See notes to the consolidated financial statements

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

GSV Capital Corp. (the “Company” or “GSV Capital”) was formed in September 2010 as a Maryland corporation structured as an externally managed, non-diversified closed-end management investment company. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment activities are managed by GSV Asset Management, LLC (“GSV Asset Management”), and GSV Capital Service Company, LLC (“GSV Capital Service Company”) provides the administrative services necessary for the Company to operate.

The Company’s date of inception is January 6, 2011, which is the date it commenced its development stage activities. The Company’s shares are currently listed on the Nasdaq Capital Market under the symbol “GSVC”. The Company began its investment operations during the second quarter of 2011.

The table below displays all the Company’s subsidiaries as of December 31, 2015. The “GSVC Holdings,” were formed to hold portfolio investments. The GSVC Holdings, including their associated portfolio investments are consolidated with the Company for accounting purposes, but have elected to be treated as separate entities for U.S. federal income tax purposes. GSV Capital Lending, LLC (“GCL”), was formed to originate portfolio loan investments within the state of California and is consolidated with the Company for accounting purposes. Refer to “— Summary of Significant Accounting Policies — Basis of Consolidation” below for further detail.

Subsidiary	Jurisdiction of incorporation	Formation Date	Percentage Owned
GSV Capital Lending, LLC (“GCL”)	Delaware	April 13, 2012	100%
Subsidiaries below are referred to Collectively, the “GSVC Holdings”
GSVC AE Holdings, Inc. (“GAE”)	Delaware	November 28, 2012	100%
GSVC AV Holdings, Inc. (“GAV”)	Delaware	November 28, 2012	100%
GSVC NG Holdings, Inc. (“GNG”)	Delaware	November 28, 2012	100%
GSVC SW Holdings, Inc. (“GSW”)	Delaware	November 28, 2012	100%
GSVC WS Holdings, Inc. (“GWS”)	Delaware	November 28, 2012	100%
SPNPM Holdings LLC (“SPNPM”)	Delaware	July 12, 2013	100%
GSVC SVDS Holdings, Inc. (“SVDS”)	Delaware	August 13, 2013	100%

The Company’s investment objective is to maximize its portfolio’s total return, principally by seeking capital gains on its equity and equity-related investments. The Company invests principally in the equity securities of what it believes to be rapidly growing venture-capital-backed emerging companies. The Company acquires its investments through direct investments in prospective portfolio companies, secondary marketplaces for private companies and negotiations with selling stockholders. The Company may also invest on an opportunistic basis in select publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria.

Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company are prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The Company is an investment company following the specialized accounting and reporting guidance in ASC Topic 946, Financial Services — Investment Companies.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Basis of Consolidation

Under Article 6 of Regulation S-X and the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, the Company is precluded from consolidating any entity other than another investment company, a controlled operating company which provides substantially all of its services and benefits to the Company and certain entities established for tax purposes where the Company holds a 100% interest. Accordingly, the Company’s consolidated financial statements include its accounts and the accounts of the GSVC Holdings and GCL, its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Reclassifications

Certain prior period amounts in the consolidated financial statements have been reclassified to conform to the current period presentation. The Company has reclassified certain prior period accounts on the Consolidated Statements of Assets and Liabilities and consolidated statements of Operations to simplify the presentation. Refer to the table below for the reclassifications to the December 31, 2014 Consolidated Statements of Assets and Liabilities.

As of December 31, 2014	Reclassified Amounts	Prior Period Amounts
Prepaid expenses and other assets	$596,926	$—
Prepaid expenses	—	179,556
Other assets	—	417,370

There was no net effect on the total assets, liabilities, or net assets as of December 31, 2014 as a result of these reclassifications.

Refer to the table below for the reclassifications to the consolidated statements of Operations.

For the year ended December 31, 2014	Reclassified Amounts	Prior Period Amounts
Other expenses	$668,635	$216,640
Insurance expense		243,285
Investor relations expense		208,710

For the year ended December 31, 2013	Reclassified Amounts	Prior Period Amounts
Other expenses	$529,051	$89,517
Insurance expense		240,725
Investor relations expense		198,809

Use of Estimates

The preparation of consolidated financial statements requires the Company to make a number of significant estimates. These include estimates of the fair value of certain assets and liabilities and other estimates that affect the reported amounts of certain assets and liabilities as of the date of the consolidated financial statements and the reported amounts of certain revenues and expenses during the reported period. It is likely that changes in these estimates will occur in the near term. The Company’s estimates are inherently subjective in nature and actual results could differ materially from such estimates.

Investments at fair value

The Company applies fair value accounting in accordance with GAAP and the AICPA’s Audit and Accounting Guide for Investment Companies. The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date.

Level 2 — Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table set forth in “Note 3 — Investments at Fair Value” may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Refer to “Levelling Policy” for a detailed discussion of the levelling of the Company’s financial assets or liabilities and events that may cause a reclassification within the fair value hierarchy.

Securities for which market quotations are readily available on an exchange are valued at the closing price of such security on the valuation date; however, if they are subject to restrictions upon sale (such as lock-up restrictions), they may be discounted accordingly. The Company may also obtain quotes with respect to certain of its investments from pricing services, brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined to be adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of GSV Asset Management, the board of directors or the valuation committee of the board of directors (the “Valuation Committee”), does not represent fair value, shall each be valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSV Asset Management responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with GSV Asset Management senior management;

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

3.	An independent third-party valuation firm is engaged by, or on behalf of, the Valuation Committee to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all investments for which there are no readily available market quotations;
4.	The Valuation Committee discusses the valuations and recommends to the Company’s board of directors a fair value for each investment in the portfolio in good faith based on the input of GSV Asset Management and the independent third-party valuation firm; and,
5.	The Company’s board of directors then discusses the valuations recommended by the Valuation Committee and determines in good faith the fair value of each investment in the portfolio.

In making a good faith determination of the fair value of investments, the Company considers valuation methodologies consistent with industry practice. Valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; venture capital financings; public offerings; purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. The Company assigns a weighting based upon the relevance of each method to determine the fair value of each investment.

The Company engages at least one independent valuation firm to perform valuations of its investments that are not publicly traded or for which there are no readily available market quotations. The Company considers the independent valuations provided by the valuation firm(s), among other factors, in making its fair value determinations. The table below shows the percentages of the Company’s investments for which there are no readily available market quotations, for which an independent valuation firm was engaged to perform valuations, during the current and prior fiscal year.

For the quarter ended March 31, 2014	100%
For the quarter ended June 30, 2014	100%
For the quarter ended September 30, 2014	100%
For the quarter ended December 31, 2014	100%
For the quarter ended March 31, 2015	100%
For the quarter ended June 30, 2015	100%
For the quarter ended September 30, 2015	100%
For the quarter ended December 31, 2015	100%

Equity Investments

Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. Equity investments with readily available market quotations that are subject to sales restrictions due to an initial public offering (“IPO”) by the portfolio company will be classified as Level 1. Any other equity investments with readily available market quotations that are subject to sales restrictions may be valued at a discount for a lack of marketability, (“DLOM”), to the most recently available closing market prices depending upon the nature of the sales restriction. These investments are generally classified as Level 2 assets. The DLOM used is generally based upon the market value of publicly traded put options with similar terms.

The fair values of the Company’s equity investments for which market quotations are not readily available are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the relevant portfolio company’s most recently available historical and projected financial results, public

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

market comparables, and other factors. The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the Portfolio Company, mergers or acquisitions affecting the portfolio company. In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value.

In determining the value of equity or equity-linked securities (including warrants to purchase common or preferred stock) in a portfolio company, the Company considers the rights, preferences and limitations of such securities. In cases where a portfolio company’s capital structure includes multiple classes of preferred and common stock and equity-linked securities with different rights and preferences, the Company generally uses an option pricing model to allocate value to each equity-linked security, unless it believes a liquidity event such as an acquisition or a dissolution is imminent, or the portfolio company is unlikely to continue as a going concern. When equity-linked securities expire worthless, any cost associated with these positions is recognized as a realized loss on investments in the Consolidated Statements of Operations and Consolidated Statements of Cash Flows. In the event these securities are exercised into common or preferred stock, the cost associated with these securities is reassigned to the cost basis of the new common or preferred stock. These conversions are noted as non-cash operating items on the Consolidated Statements of Cash Flows.

Debt Investments

Given the nature of the Company’s current debt investments (excluding U.S. Treasuries), principally convertible and promissory notes issued by venture-capital-backed portfolio companies, these investments are Level 3 assets because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. The Company values its debt investments at estimated fair value as determined by the Company’s board of directors.

Warrants

The board of directors will ascribe value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Levelling Policy

The portfolio companies in which the Company invests periodically offer their shares in IPOs. The Company’s shares in such portfolio companies are typically subject to lock-up agreements for 180 days following the IPO. Upon the IPO date, the Company transfers its investment from Level 3 to Level 1 due to the presence of an active market, limited by the lock-up agreement. The Company prices the investment at the closing price on a public exchange as of the measurement date. In situations where the lock-up restrictions have expired, but other factors restrict the sale of the investment, the Company will consider the nature of any restrictions on the sale of the investment. The Company will classify the investment as either Level 2 subject to an appropriate DLOM to reflect the restrictions upon sale or as Level 1. The Company transfers investments between levels based on the fair value at the end of measurement period in accordance with ASC 820.

Valuation of Other Financial Instruments

The carrying amounts of the Company’s other, non-investment, financial instruments, consisting of cash, receivables, accounts payable, and accrued expenses, approximate fair value due to their short-term nature. The embedded derivative liability is carried at fair value.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Portfolio Company Investment Classification

GSV Capital is a non-diversified company within the meaning of the 1940 Act. GSV Capital classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual directly or indirectly owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist when a company or individual directly or indirectly owns, controls or holds the power to vote 5% or more of the outstanding voting securities of another person. Refer to the consolidated Schedules of Investments as of December 31, 2015 and December 31, 2014, respectively, for details regarding the nature and composition of the Company’s investment portfolio.

Cash

The Company places its cash with U.S. Bank, N.A., and Silicon Valley Bank, and at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Deferred Financing Costs

On December 31, 2013, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank, pursuant to which Silicon Valley Bank agreed to provide the Company with an $18 million credit facility (the “Credit Facility”). The Company recorded origination expenses related to the Credit Facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the respective expected life of the Credit Facility. In the event that the Company modifies or extinguishes the Credit Facility, it follows the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For modifications to or exchanges of the Credit Facility, any unamortized deferred costs are expensed. Included within deferred financing costs are offering costs incurred relating to the Company’s shelf registration statement on Form N-2. The Company defers these offering costs until capital is raised against the shelf registration statement or the shelf registration statement has expired. For equity capital raised, the offering costs reduce paid in capital resulting from the offering. For debt capital raised, the associated offering costs are amortized over the life of the debt instrument using the effective interest method. As of December 31, 2015 and 2014, the Company had deferred financing costs of $2,300,225 and $2,928,134, respectively, on the Consolidated Statements of Assets and Liabilities.

	December 31, 2015	December 31, 2014
Unamortized deferred costs	$2,158,570	$2,928,134
Deferred offering costs	141,655	—
Deferred Financing Costs	$2,300,225	$2,928,134

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Restricted Cash

As of December 31, 2015 and December 31, 2014, the Company had Restricted Cash of $52,931 and $48,889, respectively, which is included on the consolidated statements of Assets and Liabilities. As of both December 31, 2015 and December 31, 2014, Restricted Cash consisted of a deposit for the Company’s fidelity bond as well as excess funds remaining in escrow after the purchase of the government securities that will be used to make the scheduled interest payments on the $69 million aggregate principal amount of the Convertible Senior Notes, which bear interest at a fixed rate of 5.25% per year and mature on September 15, 2018 (the “Convertible Senior Notes”). See the table below and “Note 9 — Long Term Liabilities” for further detail.

	December 31, 2015	December 31, 2014
Deposit for the Company’s Fidelity Bond	$25,000	$25,000
Excess funds	27,931	23,889
Restricted Cash	$52,931	$48,889

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Sales:  Gains or losses on the sale of investments are determined using the specific identification method.

Interest:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividends:  Dividend income is recognized on the ex-dividend date.

Investment Transaction Costs and Escrow Deposits

Commissions and other costs associated with an investment transaction, including legal expenses not reimbursed by the issuer, are included in the cost basis of purchases and deducted from the proceeds of sales. The Company makes certain acquisitions on the secondary markets which may involve making deposits to escrow accounts until certain conditions are met including the underlying private company’s right of first refusal. If the underlying private company does not exercise or assign its right of first refusal and all other conditions are met, then the funds in the escrow account are delivered to the seller and the account is closed. These transactions are reflected on the Statement of Assets and Liabilities as Escrow deposits. At December 31, 2015 and December 31, 2014, the Company had no Escrow deposits.

Unrealized Appreciation or Depreciation of Investments

Unrealized appreciation or depreciation is calculated as the difference between the fair value of the investment and the cost basis of such investment.

U.S. Federal and State Income Taxes

The Company has elected to be treated as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the 2014 taxable year, qualified to be treated as a RIC for the 2015 taxable year and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including payment-in-kind interest income, as defined by the Code, and net tax-exempt interest income (which is the

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

excess of its gross tax-exempt interest income over certain disallowed deductions) for each taxable year and meet certain source of income and asset diversification requirements on a quarterly basis. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward into the next tax year ICTI in excess of current year dividend distributions. Any such carryforward ICTI must be distributed on or before December 31 of the subsequent tax year to which they were carried forward.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2015, the Company reclassified for book purposes amounts arising from permanent book/tax differences related as follows:

Year Ended December 31, 2015
Capital in excess of par value	$(65,015,969)
Accumulated undistributed net investment income	63,994,964
Accumulated net realized gain (loss) from investments	1,021,005

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2015 were as follows:

Year Ended December 31, 2015
Ordinary income	$—
Distributions of long-term capital gains	53,323,476
Return of capital	—
Distributions on a tax basis	—

For federal income tax purposes, the tax cost of investments owned at December 31, 2015 and 2014, was $325,164,414 and $301,111,689, respectively. The net unrealized appreciation on investments owned at December 31, 2015 and 2014, was $58,649,841 and $69,882,702 respectively.

At December 31 2015, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s consolidated statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain investments in partnerships and wholly-owned subsidiary corporations, and organizational expenses, as follows:

Year Ended December 31, 2015
Accumulated capital gains	$820,753
Unrealized appreciation	45,844,891
Components of distributable earnings at year end	$46,665,644

For the years ended December 31, 2015 and 2014, no net capital loss carryforwards were created.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

If the Company does not distribute (or is not deemed to have distributed) each calendar year sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), it will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company will accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company was taxed as a regular corporation (a “C corporation”) under subchapter C of the Code, for its 2012 taxable year. In September 2014, the Company filed its 2013 tax return as a RIC and sought to be granted RIC status for its 2013 taxable year; however, the Company determined it would not be eligible to elect to be treated as a RIC for the 2013 taxable year unless it was certified by the Securities and Exchange Commission (the “SEC”) as “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for the 2013 taxable year (such certification, an “SEC Certification”). The Company has not received such SEC Certification for its 2013 taxable year; however, in September 2015, the Company determined it was in the best interests of its stockholders to file the 2013 tax return as a C corporation.

The Company has, however, determined that it satisfied the requirements to qualify as a RIC for the 2014 taxable year and elected to be treated as a RIC in its 2014 tax return filed in September 2015. So long as the Company qualifies and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal and state income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the RIC will represent obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company. Included in the Company’s consolidated financial statements, the GSVC Holdings are taxable subsidiaries, regardless of whether the Company is a RIC. These taxable subsidiaries are not consolidated for income tax purposes and may generate income tax expenses as a result of their ownership of the portfolio companies. Such income tax expenses and deferred taxes, if any, will be reflected in the Company’s consolidated financial statements.

The Company has also qualified to be treated as a RIC for the 2015 taxable year and intends to be treated as a RIC in future periods. If it is not treated as a RIC, the Company will be taxed as a C corporation under the Code for such taxable year. If the Company has previously qualified as a RIC but is subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Company would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would it be required to make distributions. Distributions, including distributions of net long-term capital gain, would generally be taxable to its stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Company would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intends to requalify as

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

a RIC. If the Company fails to requalify as a RIC for a period greater than two taxable years, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that it elects to recognize on requalification or when recognized over the next five years. Refer to “Note 8 — Income Taxes” for further details regarding the Company’s tax status.

Per Share Information

Basic net increase in net assets resulting from operations per common share is computed using the weighted-average number of shares outstanding for the period presented. Diluted net increase in net assets resulting from operations per common share is computed by dividing net increase in net assets resulting from operations for the period adjusted to include the pre-tax effects of interest incurred on potentially dilutive securities, by the weighted-average number of common shares outstanding plus any potentially dilutive shares outstanding during the period. The Company used the if-converted method in accordance with ASC 260 to determine the number of potentially dilutive shares outstanding. Refer to “Note 5 — Net Increase in Net Assets Resulting from Operations per Common Share — Basic and Diluted” for further detail.

Recently Adopted Accounting Standards

In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). ASU 2015-03 requires companies to present debt issuance costs related to a recognized debt liability in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. Debt issuance costs related to lines of credit are not required to be deducted from the carrying amount of that debt liability.

Public companies are required to apply ASU 2015-03 retrospectively for interim and annual reporting periods beginning after December 15, 2015. The Company has adopted this standard for the interim period ended March 31, 2016.

As a result, deferred financing costs of $1,947,572 and $2,667,069, as of December 31, 2015 and 2014, respectively, related to the Convertible Senior Notes are now presented as a reduction to the Convertible Senior Notes in the Consolidated Statements of Assets and Liabilities. In prior periods, these deferred debt financing costs had been presented as assets on the Consolidated Statements of Assets and Liabilities. The unamortized balances of debt issuance costs related to the Credit Facility remain in Deferred financing costs on the Consolidated Statements of Assets and Liabilities. This change also resulted in changes to “Amortization of discount on Convertible Senior Notes” and “Amortization of deferred financing costs” on the Consolidated Statements of Cash Flows for each of the years ended December 31, 2015 and 2014. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Deferred Financing Costs” and “Note 9 — Long Term Liabilities” to our consolidated financial statements as of December 31, 2015 for further detail.

NOTE 2 — RELATED-PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with GSV Asset Management (the “Advisory Agreement”). Pursuant to the Advisory Agreement, GSV Asset Management will be paid a base annual fee of 2% of gross assets, and an annual incentive fee equal to the lesser of (i) 20% of the Company’s realized capital gains during each calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 2 — RELATED-PARTY ARRANGEMENTS  – (continued)

calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

Incentive Fees

The Company has not paid GSV Asset Management any incentive fees since inception under the terms of the Advisory Agreement. For GAAP purposes, in accordance with the AICPA’s TPA (TIS 6910.2), for periods in which the Company does not pay an incentive fee, it is required to accrue incentive fees as if the Company had fully liquidated the entire investment portfolio at the fair value stated on the consolidated statements of Assets and Liabilities as of December 31, 2015 and December 31, 2014. This accrual considers both the hypothetical liquidation of the Company’s portfolio described previously, as well as the Company’s actual cumulative realized gains and losses since inception.

For the years ended December 31, 2015, 2014 and 2013, the Company accrued incentive fees of $8,170,326, $3,614,347, and $10,523,552, respectively, for financial statement purposes, of which $5.0 million is payable for the year ended December 31, 2015. No incentive fee was payable for the years ended December 31, 2014 and 2013.

Management Fees

GSV Asset Management earned $8,044,801, $7,562,488 and $5,426,485 in management fees for the years ended December 31, 2015, 2014 and 2013, respectively.

As of December 31, 2015, the Company was owed $220,770 from GSV Asset Management for reimbursement of expenses paid for by the Company that were the responsibility of GSV Asset Management. In addition, as of December 31, 2015, the Company owed GSV Asset Management $5,047,429 for earned incentive fees and, to a lesser extent, for the reimbursement of other expenses.

As of December 31, 2014, the Company was owed $204,825 from GSV Asset Management for reimbursement of expenses paid for by the Company that were the responsibility of GSV Asset Management. In addition, as of December 31, 2014, the Company owed GSV Asset Management $23,396 for reimbursement of other expenses.

Administration Agreement

The Company has entered into an administration agreement with GSV Capital Service Company (the “Administration Agreement”) to provide administrative services, including furnishing the Company with office facilities, equipment, clerical, bookkeeping, record keeping services and other administrative services. The Company reimburses GSV Capital Service Company an allocable portion of overhead and other expenses in performing its obligations under the Administration Agreement. There were $2,681,079, $3,199,904 and $3,089,771 in such costs incurred under the Administration Agreement for the years ended December 31, 2015, 2014 and 2013, respectively.

License Agreement

The Company entered into a license agreement with GSV Asset Management pursuant to which GSV Asset Management has agreed to grant the Company a non-exclusive, royalty-free license to use the name “GSV.” Under this agreement, the Company has the right to use the GSV name for so long as the Advisory Agreement with GSV Asset Management is in effect. Other than with respect to this limited license, the Company has no legal right to the “GSV” name.

Investments in Controlled and Affiliated Portfolio Companies

Under the 1940 Act, the Company’s investments in Controlled and Affiliated portfolio companies are deemed to be related-party transactions.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE

The Company’s investments in portfolio companies consist primarily of equity securities (such as common stock, preferred stock and warrants to purchase common and preferred stock) and to a lesser extent, debt securities, issued by private and publicly traded companies. The Company may also from time to time, invest in U.S. Treasury Securities. Non-portfolio investments represent investments in U.S. Treasury Securities. At December 31, 2015, the Company had 96 positions in 48 portfolio companies. At December 31, 2014, the Company had 99 positions in 52 portfolio companies. The following table summarizes the composition of the Company’s investment portfolio by security type at cost and fair value as of December 31, 2015 and December 31, 2014.

	December 31, 2015		December 31, 2014
	Cost	Fair Value	Cost	Fair Value
Private Portfolio Companies
Common Stock	$65,870,590	$102,319,140	$55,085,728	$85,598,467
Preferred Stock	192,255,990	216,291,092	190,308,932	193,847,045
Debt Investments	4,177,803	4,175,859	1,360,331	1,374,210
Warrants	301,772	469,306	301,196	904,345
Subtotal – Private Portfolio Companies	262,606,155	323,255,397	247,056,187	281,724,067
Publicly Traded Portfolio Companies
Common Stock	30,743,688	26,553,370	54,055,502	89,260,250
Total Private and Publicly Traded Portfolio Companies	293,349,843	349,808,767	301,111,689	370,984,317
Non-Portfolio Investments
U.S. Treasury Bill	29,999,968	30,000,000	100,001,692	100,000,056
U.S. Treasury Strips	3,675,192	3,676,693	7,286,332	7,298,042
Total Non-Portfolio Investments	33,675,160	33,676,693	107,288,024	107,298,098
Total Investments	$327,025,003	$383,485,460	$408,399,713	$478,282,415

The fair values of the Company’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2015 and December 31, 2014 are as follows:

	As of December 31, 2015			Total
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets at fair value
Private Portfolio Companies
Common Stock	$—	$—	$102,319,140	$102,319,140
Preferred Stock	—	—	216,291,092	216,291,092
Debt Investments	—	—	4,175,859	4,175,859
Warrants	—	—	469,306	469,306
Subtotal – Private Portfolio Companies	—	—	323,255,397	323,255,397
Publicly Traded Portfolio Companies
Common Stock	26,486,074	67,296	—	26,553,370
Total Private and Publicly Traded Portfolio Companies	26,486,074	67,296	323,255,397	349,808,767
Non-Portfolio Investments
U.S. Treasury Bill	30,000,000	—	—	30,000,000
U.S. Treasury Strips	3,676,693	—	—	3,676,693
Total Non-Portfolio Investments	33,676,693	—	—	33,676,693
Total Assets at Fair Value	$60,162,767	$67,296	$323,255,397	$383,485,460

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

	As of December 31, 2014			Total
	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at fair value
Private Portfolio Companies
Common Stock	$—	$—	$85,598,467	$85,598,467
Preferred Stock	—	—	193,847,045	193,847,045
Debt Investments	—	—	1,374,210	1,374,210
Warrants	—	—	904,345	904,345
Subtotal – Private Portfolio Companies	—	—	281,724,067	281,724,067
Publicly Traded Portfolio Companies
Common Stock	65,586,615	23,673,635	—	89,260,250
Total Private and Publicly Traded Portfolio Companies	65,586,615	23,673,635	281,724,067	370,984,317
Non-Portfolio Investments
U.S. Treasury Bill	100,000,056	—	—	100,000,056
U.S. Treasury Strips	7,298,042	—	—	7,298,042
Total Non-Portfolio Investments	107,298,098	—	—	107,298,098
Total Assets at Fair Value	$172,884,713	$23,673,635	$281,724,067	$478,282,415
Liabilities at fair value
Embedded Derivative	$—	$—	$1,000	$1,000
Total Liabilities at Fair Value	$—	$—	$1,000	$1,000

Significant Unobservable Inputs for Level 3 Assets and Liabilities

The tables below provide quantitative information about the Company’s fair value measurements of its Level 3 assets and liabilities as of December 31, 2015 and December 31, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements. To the extent an unobservable input is not reflected in the table below, such input is deemed insignificant with respect to the Company’s Level 3 fair value measurements as of December 31, 2015 and December 31, 2014. Significant changes in the inputs in isolation would result in a significant change in the fair value measurement, depending on the input and the materiality of the investment.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

As of December 31, 2015
Asset (Liability)	Fair Value	Valuation Techniques	Unobservable inputs		Range (Weighted Average)
Common stock in private companies	$102,319,140	Market approach	Precedent transactions	(1)	N/A
		Income approach	Revenue multiples		4.5x – 5.4x (5.0x)
			EBIT multiples		34.2x (34.2x)
			Discount rate		35% (35%)
		Liquidation Value	Liquidation Value		N/A
Preferred stock in private companies	$216,291,092	Market approach	Precedent transactions	(1)	N/A
		Income approach	Revenue multiples		1.3x – 6.0x (3.4x)
			EBIT multiples		12.0x – 32.0x (19.5x)
			Discount rate		30% – 50% (40%)
Debt Investments	$4,175,859	Market approach	Amortized Cost		N/A
Warrants	$469,306	Option pricing model	Term to expiration (Years)		1.03 – 3.00 (2.46)
			Strike price		0.13 – 4.59 (1.20)
			Volatility		30% – 50% (40.9%)

(1)	Precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers.

As of December 31, 2014
Asset (Liability)	Fair Value	Valuation Techniques	Unobservable inputs		Range (Average)
Common stock in private companies	$85,598,467	Market approach	Precedent transactions	(1)	N/A
		Income approach	Revenue multiples		1.1x – 5.9x (3.0x)
			EBIT multiples		10.20x – 18.90x (16.70x)
			Discount rate		30% – 40% (37%)
		Liquidation Value	Liquidation Value		N/A
Preferred stock in private companies	$193,847,045	Market approach	Precedent transactions	(1)	N/A
		Income approach	Revenue multiples		1.5x – 5.3x (3.5x)
			EBIT multiples		10.0x – 25.0x (18.1x)
			Discount rate		35% – 45% (40%)
Debt Investments	$1,374,210	Market approach	Precedent transactions		N/A
Warrants	$904,345	Option pricing model	Term to expiration (Years)		2.00 – 3.00 (2.55)
			Strike price		0.13 – 4.59 (1.24)
			Volatility		30% – 50% (38%)
Embedded Derivative	$(1,000)	Binomial Lattice Model	Strike Price		16.26
			Volatility		50%
			Annual risk rate		12.5%

(1)	Precedent transactions include recent rounds of financing, recent purchases made by the Company, and tender offers.

The significant unobservable inputs used in determining the fair value of the assets and liabilities are shown above. Increases (decreases) in revenue multiples, earnings before interest and taxes (“EBIT”) multiples, time to expiration, and stock price/strike price would result in higher (lower) fair values all else equal. Decreases (increases) in discount rates, volatility, and annual risk rates, would result in higher (lower) fair values all else equal.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

The Company applied the binomial lattice model to value the embedded derivative using a “with-and-without method,” where the value of the Convertible Senior Notes including the embedded derivative, is defined as the “with,” and the value of the Convertible Senior Notes excluding the embedded derivative, is defined as the “without.” This method estimates the value of the embedded derivative by looking at the difference in the values between the Convertible Senior Notes with the embedded derivative and the value of the Convertible Senior Notes without the embedded derivative. The lattice model requires the following inputs: (i) strike price; (ii) estimated stock volatility; and (iii) annual risk rate.

The aggregate values of Level 3 portfolio investments and embedded derivative changed during the years ended December 31, 2015, 2014, and 2013, respectively, as follows:

	Year ended December 31, 2015
	Common Stock	Preferred Stock	Debt Investments	Warrants	Total
Assets:
Fair value as of December 31, 2014	$85,598,467	$193,847,045	$1,374,210	$904,345	$281,724,067
Purchases of investments	10,002,500	17,842,532	3,128,211	576	30,973,819
Sales of investments	(1,886,373)	(3,668,393)	(50,000)	—	(5,604,766)
Realized losses	(2,290,880)	(7,563,262)	(27,190)	—	(9,881,332)
Exercises, conversions and assignments(1)	4,959,614	(4,663,813)	(295,801)	—	—
Amortization of fixed income security premiums and discounts	—	—	50,352	—	50,352
Net change in unrealized appreciation (depreciation) included in earnings	5,935,812	20,496,983	(3,923)	(435,615)	25,993,257
Fair Value as of December 31, 2015	$102,319,140	$216,291,092	$4,175,859	$469,306	$323,255,397
Net change in unrealized appreciation (depreciation) of Level 3 investments still held as of December 31, 2015	$3,095,222	$13,882,926	$(9,615)	$(435,615)	$16,532,918

(1)	During year ended December 31, 2015, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Transfer from	Transfer to
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))	Term Loan, 12%, 09/30/15	Preferred shares, Series A
Orchestra One, Inc. (f/k/a Learnist Inc.)	Preferred shares, Series D	Common Shares
Orchestra One, Inc. (f/k/a Learnist Inc.)	Preferred shares, Series E	Common Shares
Orchestra One, Inc. (f/k/a Learnist Inc.)	Preferred shares, Series F	Common Shares

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

	Year ended December 31, 2014
	Common Stock	Preferred Stock	Common Membership Interest	Term Loan	Warrants	Embedded Derivative	Total
Assets:
Fair value as of December 31, 2013	$81,410,161	$129,925,500	$557,084	$750,000	$489,657	$—	$213,132,402
Purchases of investments	1,793,470	64,529,582	—	4,677,602	159,993	—	71,160,647
Sales of investments	(10,616,170)	(9,286,230)	—	—	(75,988)	—	(19,978,388)
Realized Gain (Loss) included in earnings	5,009,818	4,969,326	—	—	—	—	9,979,144
Exercises, conversions and assignments – In(1)	1,273,125	6,578,563	—	—	—	—	7,851,688
Exercises, conversions and assignments – Out(1)	(2,006,077)	(1,273,125)	(500,000)	(4,072,486)	—	—	(7,851,688)
Change in unrealized appreciation (depreciation) included in earnings	26,657,896	(1,596,571)	(57,084)	19,094	330,683	—	25,354,018
Transfers Out of Level 3	(17,923,756)	—	—	—	—	—	(17,923,756)
Fair Value as of December 31, 2014	$85,598,467	$193,847,045	$—	$1,374,210	$904,345	$—	$281,724,067
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2014	$21,594,387	$361,143	$—	$24,909	$373,338	$—	$22,353,777
Liabilities:
Fair Value of December 31, 2013	$—	$—	$—	$—	$—	$799,000	$799,000
Gain on fair value adjustment for embedded derivative	—	—	—	—	—	(798,000)	(798,000)
Fair Value as of December 31, 2014	$—	$—	$—	$—	$—	$1,000	$1,000

(1)	During the year ended December 31, 2014, the Company’s portfolio investments had the following corporate actions which are reflected above:

Portfolio Company	Transfer from	Transfer to
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Convertible Promissory Note	Preferred shares, Series D
2U, Inc. (f/k/a 2tor, Inc.)	Preferred shares, Series A	Common Stock
Fullbridge, Inc.	Term loan, 10%, 3/31/15	Preferred shares, Series D
CUX, Inc. (d/b/a CorpU)	Common Stock	Convertible preferred shares, Series C
NestGSV Silicon Valley, LLC	Common Membership Interest	Preferred shares, Series C
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Convertible Promissory Note, 12%, 6/30/14	Preferred shares, Series C
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Convertible Promissory Note, 12%, 6/30/14	Preferred shares, Series C
Fullbridge, Inc.	Convertible Promissory Note, 10%, 2/16/15	Preferred shares, Series D

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 3 — INVESTMENTS AT FAIR VALUE  – (continued)

During the year ended December 31, 2015, the Company had one transfer between levels as a result of the expiration of a lock-up agreement.

Portfolio Company	Corporate Action	IPO/ Lock-up Expiration Date	Transfer from	December 31, 2015 Valuation Method
2U, Inc. (f/k/a 2tor, Inc.)	Expiration of Rule 144 restriction	8/11/2015	Level 2 to Level 1	Not applicable(1)

(1)	The Company fully liquidated its position in 2U, Inc. prior to December 31, 2015.

During the year ended December 31, 2014, the following transfers between levels occurred as a result of the IPO’s of several portfolio companies, as well as the expiration of lock-up agreements described in the table below.

Portfolio Company	Corporate Action	IPO/ Lock-up Expiration Date	Transfer from	December 31, 2014 Valuation Method
TrueCar, Inc.	Lock-up Expiration	11/11/2014	Level 2 to Level 1	Not applicable(1)
Twitter, Inc.	Lock-up Expiration	5/5/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
Chegg, Inc.	Lock-up Expiration	5/11/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
TrueCar, Inc.	IPO	5/15/2014	Level 3 to Level 2	Exchange Traded Price, 10.0% DLOM
Control4 Corporation	Lock-up Expiration	1/29/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
Violin Memory, Inc.	Lock-up Expiration	3/26/2014	Level 2 to Level 1	Exchange Traded Price, 0% DLOM
2U, Inc. (f/k/a 2tor, Inc.)	IPO	3/28/2014	Level 3 to Level 2	Exchange Traded Price, 17.5% DLOM

(1)	The Company fully liquidated its position in TrueCar, Inc. prior to December 31, 2014.

The portfolio companies in which the Company invests periodically offer their shares in IPOs, which are typically subject to lock-up agreements for 180 days following the IPO. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Summary of Significant Accounting Policies — Levelling Policy” for further detail.

NOTE 4 — EQUITY OFFERINGS AND RELATED EXPENSES

As a result of the Company’s dividend, which was paid on December 31, 2015 to stockholders of record on November 16, 2015, the Company issued an additional 2,860,903 shares in lieu of cash during the year ended December 31, 2015. The dividend was paid in cash or shares of the Company’s common stock at the election of stockholders, although the total amount of cash distributed to all stockholders was limited to approximately 50% of the total dividend to be paid to all stockholders. As a result of stockholder elections, the dividend consisted of approximately 2,860,903 shares of common stock issued in lieu of cash, or approximately 14.8% of our outstanding shares prior to the dividend, as well as cash of $26,358,885. The number of shares of common stock comprising the stock portion was calculated based on a price of $9.425 per share, which equaled the average of the volume weighted-average trading price per share of our common stock on December 28, 29 and 30, 2015. None of the $2.76 per share dividend represented a return of capital.

No new shares of the Company’s common stock were issued during the years ended December 31, 2014 and 2013.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 5 — NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE — BASIC AND DILUTED

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per common share for the years ended December 31, 2015, 2014 and 2013, respectively. The use of the if-converted method as promulgated under ASC 260 considers all potentially dilutive securities in a company’s capital structure when calculating diluted earnings per share, regardless of whether it would be economically beneficial for a holder of such potentially dilutive security to exercise their conversion option (such as out of the money warrants.) In scenarios where diluted net increase in net assets resulting from operations per share is higher than basic net increase in net assets resulting from operations per share, ASC 260 prohibits the separate presentation of the diluted net increase in net assets resulting from operations per share figure. In scenarios where diluted net decrease in net assets resulting from operations per share is lower than basic net decrease in net assets resulting from operations per share, ASC 260 prohibits the separate presentation of the net decrease in net assets resulting from operations per share figure.

	2015	2014	2013
Net increase/(decrease) in net assets resulting from operations per share – basic:
Net increase (decrease) in net assets resulting from operations	$8,466,157	$(2,062,771)	$35,383,643
Weighted-average common shares – basic	19,327,938	19,320,100	19,320,100
Net increase/(decrease) in net assets resulting from operations per share – basic:	$0.44	$(0.11)	$1.83
Net increase/(decrease) in net assets resulting from operations per share – diluted:
Net increase/(decrease) in net assets resulting from operations, before adjustments	8,466,157	(2,062,771)	35,383,643
Adjustments for interest on Convertible Senior Notes and deferred financing costs	—	—	1,269,217
Net increase/(decrease) in net assets resulting from operations, as adjusted	8,466,157	(2,062,771)	36,652,860
Weighted-average common shares outstanding – basic	19,327,938	19,320,100	19,320,100
Adjustments for dilutive effect of Convertible Senior Notes(1)	—	—	1,220,914
Weighted-average common shares outstanding – diluted	19,327,938	19,320,100	20,541,014
Net increase/(decrease) in net assets resulting from operations per share – diluted	$0.44	$(0.11)	$1.78

(1)	For the years ended December 31, 2015, and 2014, respectively, 5,710,212 and 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase/(decrease) in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. At December 31, 2015 and December 31, 2014, the Company had not entered into any investment agreements that required it to make a future investment in a portfolio company.

The Company is currently not subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 7 — FINANCIAL HIGHLIGHTS

	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2013		Year ended December 31, 2012		For the period from January 6, 2011 (date of inception) to December 31, 2011
Net asset value at beginning of year	$14.80		$14.91		$13.07		$12.95		$—
Issuance of common shares	—		—		—		1.91	(5)	14.67	(6)
Underwriters’ discount	—		—		—		(0.72	)(2)	(0.86	)(2)
Offering costs	—		—		—		(0.04	)(2)	(0.19	)(2)
Net investment loss	(2.52	)(1)	(0.66	)(1)	(0.46	)(1)	(0.51	)(1)	(0.37	)(2)
Realized gain (loss)	2.80	(1)	1.24	(1)	(1.12	)(1)	(0.09	)(1)	—	(2)
(Provision)/Benefit for taxes on net realized capital gains/losses	0.02	(1)	(0.51	)(1)	0.49	(1)	—		—
Change in unrealized appreciation (depreciation)	(0.69	)(1)	(0.30	)(1)	4.53	(1)	(0.43	)(7)	(0.30	)(2)
(Provision)/Benefit for taxes on unrealized appreciation/ deprecation of investments	0.83	(1)	0.12	(1)	(1.60	)(1)	—		—
Dividends from realized gain	(2.76)		—		—		—		—
Dilution from shares issued	(0.40)		—		—		—		—
Net asset value at end of year	$12.08		$14.80		$14.91		$13.07		$12.95
Per share market value at end of year	$9.37		$8.63		$12.09		$8.43		$13.95
Total return based on market value	8.57	%(3)	(28.62	)%(3)	43.42	%(3)	(39.57	)%(8)	(7.00	)%(9)
Total return based on net asset value	0.27	%(3)	(0.74	)%(3)	14.08	%(3)	0.93	%(8)	(13.67	)%(9)
Shares outstanding at end of year	22,181,003		19,320,100		19,320,100		19,320,100		5,520,100
Ratio/Supplemental Data:
Net assets at end of year	$268,010,945		$285,903,673		$287,966,444		252,582,801		71,503,248
Average net assets	$296,560,393		$284,953,811		$250,121,052		208,050,344		44,532,523
Annualized Ratios
Ratio of gross operating expenses to average net assets(4)	9.10%		7.64%		8.83%		4.10%		5.01%
Ratio of net income tax provisions to average net assets(4)	(1.88)%		(0.50)%		(3.33)%		—%		—%
Ratio of net operating expenses to average net assets(4)	7.22%		7.14%		5.50%		4.10%		5.01%
Ratio of net investment loss to average net assets(4)	(16.41)%		(4.48)%		(3.55)%		(3.98)%		(4.64)%
Portfolio Turnover Ratio	8.30%		19.45%		2.96%		13.26%		N/A%

(1)	Based on weighted-average number of shares outstanding for the year.
(2)	Based on shares outstanding at end of period.
(3)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. The closing market price per share adjusted for dividends on December 31, 2015 is $6.61. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(4)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

Non-recurring expenses are not annualized. For each of the years ended December 31, 2015, 2014, and 2013, respectively the Company did not incur any non-recurring expenses. For the year-end December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $0, and $198,831 of organizational expenses, respectively, which were deemed to be non-recurring. For the period from January 6, 2011 (date of inception) to December 31, 2011, average net assets were calculated starting from the issuance of 100 shares on February 28, 2011. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.
(5)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(6)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(7)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(8)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the period. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The percentage returns noted above are based on the increase in our net asset value attributable to issuances of our common stock at a premium to our net asset value per share, rather than investment returns. Such issuances of our common stock at a premium to net asset value per share are not typical, and may not occur in the future. The total returns are not annualized.
(9)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.

NOTE 8 — INCOME TAXES

The Company has elected to be treated as a RIC for U.S. federal income tax purposes for the 2014 taxable year and qualified to be treated as a RIC for the 2015 taxable year. Accordingly, the Company must generally distribute at least 90% of its ICTI to qualify for the treatment accorded to a RIC and to maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of (1) the fifteenth day of the ninth month following the close of that fiscal year or (2) the extended due date for filing the U.S. federal income tax return for that fiscal year.

As a result of the Company electing to be treated as a RIC in September 2015 in connection with the filing of its 2014 tax return, it may be required to pay a corporate-level U.S. federal income tax on the amount of the net built-in gains, if any, in its assets (the amount by which the net fair market value of the Company’s assets exceeds the net adjusted basis in its assets) as of the date of conversion (i.e., the beginning of the first taxable year that the Company qualifies as a RIC, which would be January 1, 2014) to the extent that such gains are recognized by the Company during the applicable recognition period, which is the five-year period beginning on the date of conversion.

Any corporate-level built-in-gains tax is payable at the time the built-in gains are recognized (which generally will be the years in which the assets with the built-in-gains are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by the Company in this 5-year period, the actual amount of net built-in gain or loss present in those assets as of the date of conversion, and the effective tax rates at such times. The payment of any such corporate-level U.S. federal income tax

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 8 — INCOME TAXES  – (continued)

on built-in gains will be a Company expense that will reduce the amount available for distribution to stockholders. The built-in-gains tax is calculated by determining the RIC’s net unrealized built-in gains, if any, by which the fair market value of the assets of the RIC at the beginning of its first RIC year exceeds the aggregate adjusted basis of such assets at that time.

As of January 1, 2014, the Company had net unrealized built-in gains. It did not incur a built-in-gains tax for the 2014 tax year due to the fact that there are sufficient net capital loss carryforwards to completely offset recognized built-in gains as well as available net operating losses. The Company has recorded a $12.5 million deferred tax liability as of December 31, 2015, of which approximately $10.2 million has been recorded in the event such gains are recognized by December 31, 2019.

The GSVC Holdings are C corporations for U.S. federal and state income tax purposes. The Company uses the asset and liability method to account for the GSVC Holdings’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating loss carryforwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a $2.3 million deferred tax liability as of December 31, 2015 which relates to the difference in the book and tax basis of certain equity investments and tax net operating losses held by the GSVC Holdings.

For the year ended December 31, 2015, the Company and the GSVC Holdings recorded a current income tax expense of $0.9 million. Of this amount, $0.9 million was income tax paid by the Company on undistributed long-term capital gains for the 2014 tax year as a result of the decision to elect to be a RIC in 2015.

For U.S. federal and state income tax purposes, a portion of the GSVC Holdings’ net operating loss carryforwards and basis differences may be subject to limitations on annual utilization in case of a change in ownership, as defined by federal and state law. The amount of such limitations, if any, has not been determined. Accordingly, the amount of such tax attributes available to offset future profits may be significantly less than the actual amounts of the tax attributes.

The Company and the GSVC Holdings identified their major tax jurisdictions as U.S. federal and California and may be subject to the taxing authorities’ examination for the tax years 2012 – 2015 and 2011 – 2015, respectively.

The Company and the GSVC Holdings accrue all interest and penalties related to uncertain tax positions as incurred. As of December 31, 2015, there were no interest or penalties incurred related to uncertain tax positions.

NOTE 9 — LONG TERM LIABILITIES

Convertible Senior Notes payable

On September 17, 2013, the Company issued $69 million aggregate principal amount of the Convertible Senior Notes (including $9 million aggregate principal amount issued pursuant to the exercise of the initial purchasers’ option to purchase additional Convertible Senior Notes). The Convertible Senior Notes bear interest at a fixed rate of 5.25% per year, payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014. The Convertible Senior Notes mature on September 15, 2018, unless previously repurchased or converted in accordance with their terms. The Company does not have the right to redeem the Convertible Senior Notes prior to maturity. The Convertible Senior Notes were convertible into shares of the Company’s common stock based on an initial conversion rate of 61.5091 shares of the

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 9 — LONG TERM LIABILITIES  – (continued)

Company’s common stock per $1,000 of principal amount of the Convertible Senior Notes, which was equivalent to an initial conversion price of approximately $16.26 per share of common stock. As a result of the Company’s dividend paid on December 31, 2015 to stockholders of record on November 16, 2015, the conversion rate was increased to 82.7567 shares of common stock per $1,000 principal amount of the Convertible Senior Notes, which is equivalent to a conversion price of approximately $12.08 per share of common stock.

The terms of the offering required the Company to place a portion of the proceeds of the offering ($10,867,500) in an escrow account (the “Interest Escrow”) with U.S. Bank National Association (the “Trustee”) under the indenture pursuant to which the notes were issued. Funds in the Interest Escrow were used to purchase six U.S. Treasury Strips (“Government Securities”) with an original cost of $10,845,236. The Government Securities have been, and will continue to be used to make the first six scheduled interest payments on the notes, unless the Company elects to make the interest payments from the Company’s available funds. The interest payments on the Convertible Senior Notes are secured by a pledge of the Company’s interest in the Interest Escrow. At December 31, 2015, the remaining Government Securities are shown on the consolidated Schedule of Investments and have an amortized cost of $3,675,192. In addition to the Government Securities, at December 31, 2015, the Interest Escrow contained $27,931 of excess funds from the offering that will be used to secure the payment of the notes and is included as “Restricted Cash” on the consolidated statements of Assets and Liabilities. “Restricted Cash” also includes a $25,000 deposit for the Company’s fidelity bond.

	December 31, 2015	December 31, 2014
Aggregate principal amount of Convertible Senior Notes	$69,000,000	$69,000,000
Less amortization of embedded derivative discount	(403,381)	(537,647)
Less direct deduction of deferred debt issuance costs	(1,947,572)	(2,667,069)
Convertible Senior Notes payable 5.25% due September 15, 2018	$66,649,047	$65,795,284

Deferred debt issuance costs of $1,947,572 and $2,667,069, as of December 31, 2015 and 2014, respectively, related to the Company’s issuance of the Convertible Senior Notes payable were previously classified as “Deferred Fnancing Costs” as of December 31, 2015 and 2014. In accordance with ASU 2015-03, each of these balances has been retrospectively reclassified as a direct deduction from the Convertible Senior Notes on the Consolidated Statements of Assets and Liabilities. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies — Recently Adopted Accounting Standards” for further detail.

As of December 31, 2015, the principal amount of the Convertible Senior Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company’s common stock.

The Convertible Senior Notes are the Company’s senior, unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes, equal in right of payment to any future unsecured indebtedness that is not so subordinated to the Convertible Senior Notes, junior (other than to the extent of the Interest Escrow) to any future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally junior to all future indebtedness (including trade payables) incurred by the Company’s subsidiaries.

Embedded Derivative

The Convertible Senior Notes contain an interest make-whole payment provision pursuant to which holders who convert their notes prior to September 15, 2016 will receive, in addition to a number of shares the Company’s common stock calculated at the applicable conversion rate for the principal amount of notes being converted, the cash proceeds from sale by the escrow agent of the portion of the Government Securities

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 9 — LONG TERM LIABILITIES  – (continued)

in the escrow account that are remaining with respect to any of the first six interest payments that have not been made on the notes being converted. Under ASC 815-10-15-74(a), the interest make-whole payment is considered an embedded derivative and is separated from the host contract, the Convertible Senior Notes, and carried at fair value.

The Company used a binomial lattice model to estimate the fair value of the embedded derivative in the Convertible Senior Notes. A binomial lattice model generates potential outcomes at various points in time, starting from the date of valuation until the expiration date of the embedded derivative. The estimated fair value of the embedded derivative as of December 31, 2015 is $0 as shown on the consolidated Statement of Assets and Liabilities.

Credit Facility

The Company entered into the Loan Agreement, effective December 31, 2013, with Silicon Valley Bank to provide the Company with an $18 million Credit Facility. Under the Credit Facility, the Company is permitted to borrow an amount equal to the lesser of $18 million or 20% of the Company’s then-current net asset value.

The Credit Facility, matures on December 31, 2016, and bears interest at a per annum rate equal to the greater of (i) the prime rate plus 4.75% and (ii) 8.0% on amounts drawn under the facility based on a 360-day year. In addition, a fee of $180,000 per annum (1.0% of the $18 million revolving line of credit) is charged under the Loan Agreement. Under the terms of the Credit Facility, the Company must repay all outstanding borrowings so that there is at least one 30-day period every twelve months during which the Company has no balance outstanding. Under the Loan Agreement, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements, and other customary requirements for similar credit facilities. The Loan Agreement includes usual and customary events of default for credit facilities of this nature, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to certain other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect.

The Credit Facility is secured by all of the Company’s property and assets, except for the Company’s assets pledged to secure certain obligations in connection with the Company’s issuance of the Convertible Senior Notes and, as provided for in the Loan Agreement, as may be pledged in connection with any future issuance by the Company of Convertible Senior Notes on substantially similar terms. As of December 31, 2015, the Company had no borrowings under the Credit Facility. For the year ended December 31, 2015, the Company had average borrowings outstanding of $3,712,329 under the Credit Facility.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the 1940 Act. In addition, under the Loan Agreement, and as provided for therein, the Company has agreed not to incur certain additional permitted indebtedness in an aggregate amount exceeding 50% of the Company’s then-applicable net asset value.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 10 — SUBSEQUENT EVENTS

Portfolio Activity

From December 31, 2015 through March 15, 2016, the Company closed on investment purchases of $6,000,004 plus transaction costs as shown in following table. “Total Gross Payments” include the cost of entering into a portfolio company investment. Refer to “Note 1 — Nature of Operations and Significant Accounting Policies” to the Company’s consolidated financial statements for the year ended December 31, 2015.

Portfolio Company	Industry	Transaction Date	Gross Payments
Curious.com Inc.	Online Education	1/14/16	$2,000,003
Preferred Shares
NestGSV, Inc. (d/b/a GSV Labs, Inc.)	Incubator	2/17/16	500,000
Debt Investment
Lytro, Inc.	Light Field Imaging Platform	3/1/16	2,500,001
Preferred Shares
Fullbridge, Inc.	Business Education	3/14/16	1,000,000
Convertible Promissory Note
Total Gross Payments			$6,000,004

From December 31, 2015 through March 15, 2016, the Company sold investments of $4,612,363 net of transaction costs as shown in following table:

Sales by Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Lyft, Inc.	1/27/16	65,557	$25.00	$1,638,925	$974,224
Bloom Energy Corporation	3/4/16	201,589	14.75	2,973,438	(882,163)
Totals				$4,612,363	$92,061

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).

The Company is presently in the final stages of negotiations with respect to several private company investments that it anticipates entering into within the next 30 to 60 days, subject to satisfaction of applicable closing conditions. In the case of secondary market transactions, such closing conditions may include approval of the issuer, waiver or failure to exercise rights of first refusal by the issuer and/or its stockholders and termination rights by the seller or the Company. Equity investments made through the secondary market may involve making deposits in escrow accounts until the applicable closing conditions are satisfied, at which time the escrow accounts will close and such equity investments will be effectuated. From December 31, 2015 through March 15, 2016, the Company made no such escrow deposits.

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 11 — SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

Year Ended December 31, 2015	Quarter Ended March 31, 2015	Quarter Ended June 30, 2015	Quarter Ended September 30, 2015	Quarter Ended December 31, 2015
Total Investment Income	$59,024	$123,891	$39,363	$68,618
Total Operating Expenses	12,852,430	6,233,424	6,239,277	1,653,104
(Provision)/Benefit for Taxes on Net Investment Loss	5,223,611	2,494,459	(26,583,935)	(3,103,505)
Net Investment Loss	(7,569,795)	(3,615,074)	(32,783,849)	(4,687,991)
Net Realized Gain/(Loss) on Investments	13,218,403	13,636,614	27,289,816	(604)
(Provision)/Benefit for Taxes on Net Realized Capital Gain	(5,397,074)	(5,567,830)	11,307,706	—
Net Change in Unrealized Appreciation/ (Depreciation) on Investments	27,784,081	(5,744,399)	(21,981,668)	(13,480,259)
(Provision)/Benefit for Taxes on Unrealized Appreciation/Depreciation of Investments	(11,370,993)	2,372,190	25,020,686	36,197
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,664,622	1,081,501	8,852,691	(18,132,657)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic(1)	0.86	0.06	0.45	(0.94)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted(1)	0.73	0.06	0.42	(0.94)
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,351,197
Weighted Average Common Shares Outstanding – Diluted	23,564,228	19,320,100	23,564,228	19,351,197

Year Ended December 31, 2014	Quarter Ended March 31, 2014	Quarter Ended June 30, 2014	Quarter Ended September 30, 2014	Quarter Ended December 31, 2014
Total Investment Income	$40,815	$97,033	$21,971	$26,127
Net Investment Loss	(2,794,814)	(3,419,149)	(4,881,287)	(1,684,641)
Net Realized and Unrealized Gains/(Losses)	4,858,066	4,223,159	18,421,499	(9,388,397)
Net Increase/(Decrease) in Net Assets from Operations	79,704	(920,306)	6,018,713	(7,240,882)
Net Investment Loss per common share – basic	(0.14)	(0.18)	(0.25)	(0.09)
Net Investment Loss per common share – diluted	(0.14)	(0.18)	(0.21)	(0.09)
Net Realized and Unrealized Gains/(Losses) per common share – basic	0.25	0.22	0.95	(0.49)
Net Realized and Unrealized Gains/(Losses) per common share – diluted	0.25	0.22	0.78	(0.49)
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	(0.00)	(0.05)	0.31	(0.37)
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	(0.00)	(0.05)	0.30	(0.37)
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,320,100
Weighted Average Common Shares Outstanding – Diluted	19,320,100	19,320,100	23,564,228	19,320,100

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 11 — SELECTED QUARTERLY FINANCIAL DATA (Unaudited)  – (continued)

Year Ended December 31, 2013	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013
Total Investment Income	$4,535	$15,723	$2,644	$26,049
Net Investment Loss	(2,567,725)	(2,386,911)	(3,013,789)	(907,231)
Net Realized and Unrealized Gains/(Losses)	(4,923,530)	5,902,614	8,729,535	56,030,509
Net Increase/(Decrease) in Net Assets from Operations	(7,491,255)	3,515,703	5,715,746	33,643,449
Net Investment Loss per common share – basic	(0.13)	(0.12)	(0.16)	(0.05)
Net Investment Loss per common share – diluted	(0.13)	(0.12)	(0.16)	(0.05)
Net Realized and Unrealized Gains/(Losses) per common share – basic	(0.25)	0.31	0.45	2.90
Net Realized and Unrealized Gains/(Losses) per common share – diluted	(0.25)	0.31	0.45	2.38
Net Increase/(Decrease) in Net Assets from Operations per common share – basic	(0.38)	0.18	0.30	1.74
Net Increase/(Decrease) in Net Assets from Operations per common share – diluted	(0.38)	0.18	0.30	1.47
Weighted Average Common Shares Outstanding – Basic	19,320,100	19,320,100	19,320,100	19,320,100
Weighted Average Common Shares Outstanding – Diluted	19,320,100	19,320,100	19,320,100	23,564,228

(1)	Subsequent to the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2015, the Company identified that certain amounts did not reflect amounts included in its Quarterly Reports on Form 10-Q previously filed during 2015. Accordingly, the amounts have been corrected: (a) Net increase in net assets from operations per common share – basic from $0.46 to $0.45 for the quarter ended September 30, 2015; (b) Net increase in net assets from operations per common share – diluted from $0.71 to $0.73 for the quarter ended March 31, 2015; and (c) Net increase in net assets from operations per common share – diluted from $0.38 to $0.42 for the quarter ended September 30, 2015.

NOTE 12 — SUPPLEMENTAL FINANCIAL DATA

Summarized Financial Information of Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had certain unconsolidated subsidiaries for the year ended December 31, 2014, that met at least one of the significant conditions of Regulation S-X. Accordingly, pursuant to Rule 4-08(g) of Regulation S-X, summarized comparative financial information is presented below for our unconsolidated significant subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.

Balance Sheet Data as of:	December 31, 2015	December 31, 2014
Current assets	$5,241,795	$5,868,770
Noncurrent assets	2,801,796	1,458,402
Current liabilities	4,378,060	2,951,251
Noncurrent liabilities	2,932,095	1,925,000
Non-controlling interest	—	—

GSV CAPITAL CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015

NOTE 12 — SUPPLEMENTAL FINANCIAL DATA  – (continued)

Income Statement Data for the years ended:	December 31, 2015	December 31, 2014	December 31, 2013
Revenue	$21,319,861	$13,263,877	$9,426,573
Gross profit	16,248,769	11,169,530	7,631,945
Income/(loss) from operations	(5,057,815)	(3,460,381)	(2,736,398)
Total net income/(loss) including net income/(loss) attributable to non-controlling interest	(5,306,836)	(3,723,409)	(2,979,103)
Net income/(loss) attributable to non-controlling interest		—	—

Schedule 12-14

Schedule of Investments in and Advances to Affiliates

Portfolio Company/ Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2014	Transfers In (Out)	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2015
Control Investments
AlwaysOn, Inc.
Preferred shares, Series A	$—	$629,309	$(629,309)	$—	$—	$—	$—
Preferred shares, Series A-1	—	491,252	(491,252)	—	—	—	—
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	—	—	—	—	—	—	—
StormWind, LLC(1)
Preferred shares, Series C	—	4,338,830	—	—	—	260,888	4,599,718
Preferred shares, Series B	—	4,347,608	—	—	—	285,620	4,633,228
Preferred shares, Series A	—	391,592	—	—	—	126,408	518,000
NestGSV, Inc. (d/b/a GSV Labs, Inc.)
Preferred shares, Series D	—	1,460,557	—	3,499,999	—	9	4,960,565
Preferred shares, Series C	—	1,503,832	—	—	—	229,572	1,733,404
Preferred shares, Series B	—	265,980	—	—	—	(265,980)	—
Preferred shares, Series A	—	440,000	—	—	—	(440,000)	—
Common shares	—	1,000	—	—	—	(1,000)	—
Preferred Warrant Series D – $1.33 Strike Price, Expiration Date 10/6/2019	—	65,000	—	—	—	80,000	145,000
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019	—	24,375	—	—	—	7,500	31,875
GSV Sustainability Partners
Preferred shares, Class A	—	4,850,000	—	2,300,156	—	(900,156)	6,250,000
Common shares	—	10,000	—	—	—	(10,000)	—
Total Control Investments	$—	$18,819,335	$(1,120,561)	$5,800,155	$—	$(627,139)	$22,871,790
Affiliate Investments
AlwaysOn, Inc.
Preferred shares, Series A	—	—	629,309	—	—	(437,316)	191,993
Preferred shares, Series A-1	—	—	491,252	320	—	(357,594)	133,978
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	—	—	—	—	—	—	—
Whittle Schools, LLC(2)
Preferred shares, Series B	—	3,000,000	—	—	—	—	3,000,000
Common shares	—	1,500,000	—	—	—	—	1,500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))
Preferred shares, Series A	—	1,705,006	—	293,558	—	(842,389)	1,156,175
Term Loan, 12%, 09/30/15***	(6,440)	288,114	—	—	(292,798)	4,684	—
Term Loan, 12%, 11/18/16***(7)	—	—	—	26,104	—	(1,104)	25,000
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	—	165,000	—	—	—	(110,000)	55,000
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021	—	58,019	—	—	—	(43,954)	14,065

Schedule 12-14

Schedule of Investments in and Advances to Affiliates – (continued)

Portfolio Company/ Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2014	Transfers In (Out)	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2015
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020	$—	$64,322	$—	$—	$—	$(51,458)	$12,864
Preferred warrants, $1.16 Strike Price, Expiration Date 6/26/2021	—	12,736	—	—	—	(9,648)	3,088
Circle Media, Inc. – Preferred Warrants Series A (f/k/a S3 Digital Corp.) – Strike Price $1.166, Expiration Date 11/18/2022	—	—	—	576	—	(147)	429
CUX, Inc. (d/b/a CorpU)
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018 ***(5)	80,631	1,007,671	—	80,000	—	(7,671)	1,080,000
Convertible preferred shares, Series C	—	2,292,582	—	—	—	(333,455)	1,959,127
Convertible preferred shares, Series D	—	716,066	—	—	—	59,795	775,861
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018	—	12,508	—	—	—	(2,366)	10,142
Cricket Media (f/k/a ePals Inc.)**(4)(6)
Common shares	—	331,126	(331,126)	—	—	—	—
Curious.com Inc.
Preferred shares, Series B	—	9,996,311	—	—	—	—	9,996,311
Declara, Inc.
Declara, Inc., Convertible Promissory Note 6% Due 12/30/16	658	—	—	2,000,000	—	—	2,000,000
Preferred shares, Series A	—	10,019,825	—	—	—	(19,826)	9,999,999
EdSurge, Inc.
Preferred shares, Series A	—	505,328	—	—	—	19,539	524,867
Preferred shares, Series A-1	—	—	—	500,960	—	(960)	500,000
Fullbridge, Inc.
Convertible Promissory Note, 10% Interest rate, March 02, 2016***	142,645	—	—	1,014,395	—	6,464	1,020,859
Preferred shares, Series D	—	3,111,714	—	—	—	—	3,111,714
Preferred shares, Series C	—	1,625,001	—	—	—	—	1,625,001
Common warrants, $0.91 Strike Price, Expiration Date 2/18/2019	—	1,862	—	—	—	5,281	7,143
Common warrants, $0.91 Strike Price, Expiration Date 4/3/2019	—	824	—	—	—	3,297	4,121
Common warrants, $0.91 Strike Price, Expiration Date 3/02/2020	—	4,121	—	—	—	(1,290)	2,831
Common warrants, $0.91 Strike Price, Expiration Date 5/16/2019	—	1,923	—	—	—	—	1,923

Schedule 12-14

Schedule of Investments in and Advances to Affiliates – (continued)

Portfolio Company/ Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2014	Transfers In (Out)	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2015
Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020	$—	$7,143	$—	$—	$—	$(5,281)	$1,862
Common warrants, $0.91 Strike Price, Expiration Date 10/10/2018	—	824	—	—	—	—	824
Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018	—	—	—	—	—	824	824
Global Education
Learning (Holdings) Ltd.**
Preferred shares, Series A	—	3,995,221	—	—	(3,660,394)	(334,827)	—
Orchestra One, Inc. (f/k/a Learnist Inc.)
Common Shares(7)	—	—	5,379,310	—	—	(5,374,946)	4,364
Preferred shares, Series D	—	2,319,014	(2,319,014)	—	—	—	—
Preferred shares, Series E	—	1,610,296	(1,610,296)	—	—	—	—
Preferred shares, Series F	—	1,450,000	(1,450,000)	—	—	—	—
Maven Research, Inc.
Preferred shares, Series C	—	1,999,998	—	—	—	—	1,999,998
Preferred shares, Series B	—	249,691	—	—	—	—	249,691
Ozy Media, Inc.
Preferred shares, Series B	—	4,999,999	—	—	—	(309,821)	4,690,178
Preferred shares, Series A	—	4,165,091	—	—	—	(258,087)	3,907,004
Preferred shares, Series Seed	—	1,573,000	—	—	—	(41,188)	1,531,812
PayNearMe, Inc.
Preferred shares, Series E	—	9,982,064	—	3,999,998	—	(7,175)	13,974,887
The rSmart Group, Inc.
Preferred shares, Series B	—	192,586	—	1,920	(5,000)	(189,506)	—
Strategic Data Command, LLC(3)
Common shares	—	1,000,000	—	—	(12,373)	14,023	1,001,650
Totus Solutions, Inc.
Convertible Promissory Note 6%, Expiration Date, 4/01/2016***	(3,074)	78,425	—	760	(50,000)	(29,185)	—
Preferred shares, Series B	—	128,902	—	—	—	(128,902)	—
Preferred shares, Series A	—	—	—	—	—	—	—
Common Shares	—	—	—	—	—	—	—
Total Affiliate Investments(6)	$214,420	$70,172,313	$789,435	$7,918,591	$(4,020,565)	$(8,784,189)	$66,075,585

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.

Schedule 12-14

Schedule of Investments in and Advances to Affiliates – (continued)

(2)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment which is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.
(3)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(4)	On October 22, 2013, Cricket Media (f/k/a ePals Inc.), priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. At December 31, 2015, GSV Capital Corp. valued Cricket Media (f/k/a ePals Inc.), based on its December 31, 2015 closing price. GSV Capital Corp.’s Chief Executive Officer, Michael Moe serves on the board of directors for Cricket Media (f/k/a ePals Inc.), which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law.
(5)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc. (d/b/a CorpU), or (b) the maturity of the note (November 26, 2018). Interest will compound annually beginning on November 26, 2015.
(6)	Subsequent to the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2015, GSV Capital Corp. identified that its investment in Cricket Media was inappropriately included as an affiliate as of December 31, 2015 in the accompanying Schedule of Investments in and Advances to Affiliates. Therefore, the Schedule of Investments in and Advances to Affiliates included in this Registration Statement has been corrected to remove all Cricket Media balances related to the year ended December 31, 2015, including the total fair value of $67,296. Management does not consider these amounts to be material to its previously issued Schedule of Investments in and Advances to Affiliates.
(7)	Subsequent to the filing of GSV Capital Corp.’s annual report on Form 10-K for the fiscal year ended December 31, 2015, certain typographical formatting matters were identified where Schedule of Investments in and Advances to Affiliates activities were formatted in the incorrect columns. Such formatting matters have been corrected in this presentation.

Schedule 12-14

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2013	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2014
Control Investments
AlwaysOn, Inc.
Preferred shares, Series A-1	$—	$600,000	$251,240	$—	$(359,988)	$491,252
Preferred shares, Series A	—	203,011	—	—	426,298	629,309
Preferred warrants Series A-1, $0.19 strike price, expire 12/31/2014	—	—	—	—	—	—
Preferred warrants Series A, $1.00 strike price, expire 1/9/2017	—	—	—	—	—	—
StormWind, LLC(1)
Preferred shares, Series C	—	—	4,000,787	—	338,043	4,338,830
Preferred shares, Series B		4,205,142	—	—	142,466	4,347,608
Preferred shares, Series A		—	110,000	—	281,592	391,592
Preferred Unit Warrants $1.76 Strike Price, Expiration Date 1/6/15		—	—	—	—	—
NestGSV, Inc. (d/b/a GSV Labs, Inc.)
Preferred shares, Series A	—	1,188,137	—	—	(748,137)	440,000
Preferred shares, Series B	—	594,068	—	—	(328,088)	265,980
Preferred shares, Series C	—	—	2,005,730	—	(501,898)	1,503,832
Preferred shares, Series D	—	—	1,404,499	—	56,058	1,460,557
Common shares	—	—	1,000	—	—	1,000
Convertible Promissory Note***	10,233	—	500,000	500,000	—	—
Preferred warrants, Series C – $1.33 Strike Price, Expiration Date 4/9/2019	—	—	—	—	24,375	24,375
Preferred Warrant Series D – $1.33 Strike Price, Expiration Date 10/6/2019	—	—	—	—	65,000	65,000
GSV Sustainability Partners
Preferred shares, Class A	—	—	4,851,256	—	(1,256)	4,850,000
Common shares	—	—	10,000	—	—	10,000
Total Control Investments	$10,233	$6,790,358				$18,819,335
Affiliate Investments
Whittle Schools, LLC(2)
Preferred shares, Series B	—	3,000,000	—	—	—	3,000,000
Common shares	—	1,500,000	45,363	—	(45,363)	1,500,000
Circle Media (f/k/a S3 Digital Corp. (d/b/a S3i))
Preferred shares, Series A	—	1,168,847	507,001	—	29,158	1,705,006
Term Loan, 12%, 09/30/15***	31,423	250,000	22,871	—	15,243	288,114
Preferred warrants, $1.17 Strike Price, Expiration Date 08/29/2021	—	—	—	—	58,019	58,019
Preferred warrants, $1.17 Strike Price, Expiration Date 09/30/2020	—	64,322	—	—	—	64,322
Preferred warrants, $1.16 Strike Price, Expiration Date 6/26/2021	—	—	—	—	12,736	12,736
Preferred warrants, $1.00 Strike Price, Expiration Date 11/21/2017	—	150,000	—	—	15,000	165,000
CUX, Inc. (d/b/a CorpU)
Convertible preferred shares, Series C	—	—	2,006,077	—	286,505	2,292,582
Senior Subordinated Convertible Promissory Note 8% Due 11/26/2018***(6)	7,890	—	1,000,000	—	7,671	1,007,671

Schedule 12-14

Schedule of Investments in and Advances to Affiliates – (continued)

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2013	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2014
Convertible preferred shares, Series D	$—	$697,041	$—	$—	$19,025	$716,066
Preferred warrants, $4.59 Strike Price, Expiration Date 02/25/2018	—	—	—	—	12,508	12,508
Cricket Media (f/k/a ePals Inc.)**(4)
Common shares	—	1,700,000	4,199	—	(1,373,073)	331,126
Curious.com Inc.
Preferred shares, Series B	—	10,000,003	—	—	(3,692)	9,996,311
Dailybreak, Inc.
Preferred shares, Series A-1	—	1,211,393	—	—	(1,211,393)	—
Preferred shares, Series A-2	—	—	426,254	—	(426,254)	—
Declara, Inc.
Preferred shares, Series A	—	—	9,999,999	—	19,826	10,019,825
EdSurge, Inc.
Preferred shares, Series A	—	—	500,801	—	4,527	505,328
Fullbridge, Inc.
Preferred shares, Series C	—	3,114,120	—	—	(1,489,119)	1,625,001
Preferred shares, Series D	—	—	2,956,022	—	155,692	3,111,714
Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020	—	126,362	—	—	(124,500)	1,862
Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018	—	—	—	—	824	824
Common warrants, $0.91 Strike Price, Expiration Date 12/11/2018	—	—	50,970	—	(46,849)	4,121
Common warrants, $0.91 Strike Price, Expiration Date 5/16/2019	—	—	23,244	—	(21,321)	1,923
Common warrants, $0.91 Strike Price, Expiration Date 3/22/2020	—	—	85,779	—	(78,636)	7,143
Common warrants, $0.91 Strike Price, Expiration Date 10/09/2018	—	—	—	—	824	824
Convertible Promissory Note, 10% Interest rate, February 16, 2015***	80,620	—	1,813,904	1,813,904	—	—
Term Loan, 10%, 3/31/14***	3,336	—	250,000	(250,000)	—	—
Term Loan, 10%, 3/31/14***	3,346	—	250,000	(250,000)	—	—
Global Education
Learning (Holdings) Ltd.**
Preferred shares, Series A	—	4,338,009	98	—	(342,886)	3,995,221
Orchestra One, Inc. (f/k/a Learnist Inc.)
Preferred shares, Series D	—	2,073,472	—	—	245,542	2,319,014
Preferred shares, Series E	—	1,499,999	—	—	110,297	1,610,296
Preferred shares, Series F	—	—	1,450,000	—	—	1,450,000
Maven Research, Inc.
Preferred shares, Series C	—	1,999,998	—	—	—	1,999,998
Preferred shares, Series B	—	249,505	—	—	186	249,691
Ozy Media, Inc.
Preferred shares, Series B	—	—	4,999,999	—	—	4,999,999
Preferred shares, Series A	—	3,000,000	200	—	1,164,891	4,165,091
Preferred shares, Series Seed	—	865,000	—	—	708,000	1,573,000

Schedule 12-14

Schedule of Investments in and Advances to Affiliates – (continued)

Portfolio Company/Type of Investment*	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2013	Purchases	Sales	Realized and Unrealized Gains/(Losses)	Fair Value at December 31, 2014
PayNearMe, Inc.
Preferred shares, Series E	$—	$10,000,000	$400	$—	$(18,336)	$9,982,064
The rSmart Group, Inc.
Preferred shares, Series B	—	857,302	—	—	(664,716)	192,586
Strategic Data Command, LLC(3)
Common shares	—	1,046,830	—	—	(46,830)	1,000,000
Totus Solutions, Inc.(5)
Preferred shares, Series B	—	1,001,001	—	—	(872,099)	128,902
Convertible Promissory Note 6%, Expiration Date, 4/01/2016***	3,406	—	76,430	—	1,995	78,425
Preferred shares, Series A	—	2,173,163	840	—	(2,174,003)	—
Common Shares	—	576,675	200	—	(576,875)	—
Total Affiliate Investments	$130,021	$52,663,042				$70,172,313

*	All portfolio investments are non-control/non-affiliated and non-income producing, unless identified. Equity investments are subject to lock-up restrictions upon their initial public offering.
**	Indicates assets that GSV Capital Corp. believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended.
***	Investment is income producing.
(1)	GSV Capital Corp.’s investment in StormWind, LLC is held through its wholly-owned subsidiary GSVC SW Holdings, Inc.
(2)	GSV Capital Corp.’s investment in Whittle Schools, LLC is held through its wholly-owned subsidiary GSVC WS Holdings, Inc. Whittle Schools, LLC is an investment which is collateralized by Avenues Global Holdings LLC as well as the personal collateral of Chris Whittle, the former chairman of Avenues Global Holdings LLC.
(3)	GSV Capital Corp.’s investment in Strategic Data Command, LLC is held through its wholly-owned subsidiary GSVC SVDS Holdings, Inc.
(4)	On October 22, 2013, Cricket Media (f/k/a ePals Inc.), priced its initial public offering, selling 40,267,333 shares at a price of CAD $0.075 per share. GSV Capital Corp.’s shares in Cricket Media (f/k/a ePals Inc.), are subject to a lock-up agreement which expired on February 23, 2014. At December 31, 2014, GSV Capital Corp. valued Cricket Media (f/k/a ePals Inc.), based on its December 31, 2014 closing price less 17.5%. GSV Capital Corp.’s Chief Executive Officer, Michael Moe is a Board member of Cricket Media (f/k/a ePals Inc.), which subjects GSV Capital Corp. to insider trading restrictions under Canadian securities law. As such, the Company has applied a 17.5% discount to reflect the aforementioned trading restrictions.
(5)	On November 20, 2014, Totus Solutions, Inc., conducted a 10:1 stock split.
(6)	Interest will accrue daily on the unpaid principal balance of the note. Accrued interest is not payable until the earlier of (a) the closing of a subsequent equity offering by CUX, Inc., or (b) the maturity of the note (November 26, 2018). Interest will compound annually beginning on November 26, 2015.

GSV Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

P R O S P E C T U S

         , 2016

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of GSV Capital Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
a.1	Articles of Amendment and Restatement(1)
a.2	Articles of Amendment(2)
b.	Bylaws(1)
d.1	Form of Common Stock Certificate(4)
d.2	Form of Indenture(10)
d.3	Indenture, dated September 17, 2013, relating to the 5.25% Senior Convertible Notes due 2018, by and between the Registrant and the U.S. Bank National Association, as trustee(8)
d.4	Pledge and Escrow Agreement, dated September 17, 2013, by and between the Registrant and the U.S. Bank National Association, as trustee(8)
d.5	Statement of Eligibility of Trustee on Form T-1(10)
e.	Dividend Reinvestment Plan(1)
g.	Amended and Restated Investment Advisory Agreement by and between Registrant and GSV Asset Management, LLC(7)
h.1	Form of Underwriting Agreement(6)
j.	Custody Agreement by and between the Registrant and U.S. Bank National Association(3)
k.1	Amended and Restated Administration Agreement by and between Registrant and GSV Capital Service Company, LLC(7)
k.2	Form of Indemnification Agreement by and between Registrant and each of its directors(1)
k.3	Form of Trademark License Agreement by and between the Registrant and GSV Asset Management, LLC(2)
k.4	Loan and Security Agreement between GSV Capital Corp. and Silicon Valley Bank, dated as of December 31, 2013(9)
l.	Opinion of Sutherland Asbill & Brennan LLP(10)
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)
n.2	Consent of Grant Thornton LLP*
n.3	Consent of Deloitte & Touche LLP*
n.4	Report of Grant Thornton LLP regarding the Senior Securities table*
n.5	Report of Deloitte & Touche LLP regarding the Senior Securities table*
r.	Code of Ethics*
99.1	Form of Prospectus Supplement for Common Stock Offerings(10)
99.2	Form of Prospectus Supplement For Preferred Stock Offerings(10)
99.3	Form of Prospectus Supplement For Rights Offerings(10)
99.4	Form of Prospectus Supplement For Debt Securities Offerings(10)
99.5	Form of Prospectus Supplement For Warrants Offerings(10)
99.6	Statement of Computation of Ratios of Earnings to Fixed Charges*

*	Filed herewith.
(1)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171578), filed on March 30, 2011, and incorporated by reference herein.
(2)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on June 1, 2011, and incorporated by reference herein.
(3)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171578), filed on April 15, 2011, and incorporated by reference herein.
(4)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175655), filed on September 20, 2011, and incorporated by reference herein.
(5)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-178932), filed on February 9, 2012, and incorporated by reference herein.
(6)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-180416), filed on May 7, 2012, and incorporated by reference herein.
(7)	Previously filed in connection with the Registrant’s Annual Report on Form 10-K (File No. 814-00852), filed on March 14, 2013, and incorporated by reference herein.
(8)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on September 18, 2013, and incorporated by reference herein.
(9)	Previously filed in connection with the Registrant’s Current Report on Form 8-K (File No. 814-00852), filed on January 7, 2014, and incorporated by reference herein.
(10)	Previously filed in connection with the Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-191307), filed on January 17, 2014, and incorporated by reference herein.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$54,560
FINRA filing fee	$39,819
Nasdaq Capital Market	$22,500	*
Printing and postage	$100,000	*
Legal fees and expenses	$500,000	*
Accounting fees and expenses	$75,000	*
Sales and Marketing	$200,000	*
Total	$991,879	*

* Estimated

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth each of our consolidated subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

GSVC AV Holdings, Inc. (Delaware)	100%
GSVC WS Holdings, Inc. (Delaware)	100%
GSVC SW Holdings, Inc. (Delaware)	100%
SPNPM Holdings, LLC (Delaware)	100%
GSVC SVDS Holdings, Inc. (Delaware)	100%
GSC Capital Lending, LLC (Delaware)	100%
GSVC AE Holdings, Inc. (Delaware)	100%
GSVC NG Holdings, Inc. (Delaware)	100%

Currently, each of the Company’s subsidiaries is consolidated with the Company for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at July 20, 2016:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	3

ITEM 30. INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s Articles of Amendment and Restatement and Article XI of the Registrant’s Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Asset Management, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GSV Capital Service Company, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GSV Capital Service Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors and executive officers. The indemnification agreements are intended to provide the Registrant’s directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors and Executive Officers,” “—Interested Directors,” “—Independent Directors,” “—Executive Officers Who Are Not Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the SEC (SEC File No. 801-71749), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, GSV Capital Corp., 2925 Woodside Road, Woodside, CA 94062;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038;
(3)	the Custodian, U.S. Bank National Association, One Federal Street, Boston, MA, 02110; and
(4)	the investment adviser, GSV Asset Management, LLC, 2925 Woodside Road, Woodside, CA 94062.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.
(4)	Registrant undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];
(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.
(5)	Not applicable.
(6)	Not applicable.
(7)	The Registrant undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement that will result in greater than 15% dilution to the net asset value per share of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused Pre-Effective Amendment No. 5 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodside, in the State of California, on the 21st day of July, 2016.

GSV CAPITAL CORP.

By:	/s/ Michael T. Moe Michael T. Moe Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, Pre-Effective Amendment No. 5 to this Registration Statement on Form N-2 has been signed by the following persons, in the capacities and on the dates indicated below. The document may be executed by the signatories hereto on any number of counterparts, all of which constituted one and the same instrument.

Signature	Title	Date
/s/ Michael T. Moe Michael T. Moe	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	July 21, 2016
/s/ William F. Tanona William F. Tanona	Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial and Accounting Officer)	July 21, 2016
* Mark D. Klein	Director	July 21, 2016
* Leonard A. Potter	Director	July 21, 2016
* Mark W. Flynn	Director	July 21, 2016
** Ronald M. Lott	Director	July 21, 2016
* Catherine J. Friedman	Director	July 21, 2016
** Bradford C. Koenig	Director	July 21, 2016
*	Signed by Michael T. Moe pursuant to a power of attorney signed by each individual and filed with this Registration Statement on October 31, 2013.
**	Signed by Michael T. Moe pursuant to a power of attorney signed by each individual and filed with this Registration Statement on December 22, 2015.